UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  September 30, 2000

                           LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

        Indiana                  1-6028                35-1140070
(State of Incorporation) (Commission File Number)  (I.R.S. Employer
                                                    Identification No.)


 1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA
19102
                   (Address of principal executive offices)

                  Registrant's telephone number 215-448-1400

                                   Item 9

            Financial Report for the quarter ended September 30, 2000.



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Lincoln
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Financial Group








                                Recent Analysts Reports on LFG
                                      3rd Quarter, 2000


FIRM                                     ANALYST                                 LATEST REPORT
----                                     -------                                 -------------
A.G. Edwards                             Jeff Hopson                             October 16, 2000

Bear, Stearns & Co. Inc.                 Andrew Kligerman                        September 29, 2000

Bear, Stearns & Co. Inc.                 Deanne Coyle                            August 17, 2000

Conning & Company                        Paul Goulekas                           September 28, 2000

Fox-Pitt Kelton                          Len Savage                              July 27, 2000

Goldman Sachs & Company                  Joan Zief                               September 28, 2000

J.P. Morgan                              Michelle Giordano                       September 29, 2000

Keefe, Bruyette & Woods Inc.             Sabra Brinkmann                         September 29, 2000

Langen McAlenney                         Bob Glasspiegel                         July 26, 2000

Lehman Brothers                          Eric Berg                               July 26, 2000

McDonald & Co.                           Nancy C. Benacci                        October 8, 2000

Merrill Lynch                            Ed Spehar                               October 16, 2000

Morgan Stanley                           Nigel Dally                             October 4, 2000

Paine Webber, Inc.                       Robert Lee                              September 28, 2000

Prudential Securities                    John Hall                               October 13, 2000

Raymond James                            Steven Schwartz                         October 13, 2000

Robinson-Humphrey                        David Lewis                             October 20, 2000

Salomon Smith Barney                     Colin Devine                            October 17, 2000

Value Line                               Stephen Jones                           July 28, 2000


Questions regarding this Statistical Report may be referred to:

Priscilla Brown, Investor Relations                      Internet: psbrown@LNC.com
                                                                   ---------------
                                                         Voice: (215) 448-1422
                                                         Fax: (215) 448-3962

Richard C. Vaughan, Chief Financial Officer              Internet: rvaughan@LNC.com
                                                                   ----------------
                                                         Voice: (215) 448-1440

Casey Trumble, Chief Accounting Officer                  Internet: ctrumble@LNC.com
                                                                   ----------------
                                                         Voice: (215) 448-1408

Douglas N. Miller, Controller                            Internet: dnmiller@LNC.com
                                                                   ----------------
                                                         Voice: (215) 448-1430

** Statistical data will be available immediately after the release of earnings for each quarter by accessing
LNC's Investor Relations website  http://www.lfg.com/investor/finance
                                  -----------------------------------




Financial Highlights
Unaudited [Amounts in Millions, except Percentages and Per Share]

                                  For the Quarter Ended September 30       For the Nine Months Ended September 30
                                 2000      1999                             2000      1999
                                Amount    Amount    Change    % Change     Amount    Amount    Change    % Change
Income from Operations
Life Insurance                   72.2      60.6      11.6      19.1%        208.3    174.0      34.3      19.7%
Annuities                        98.5      71.1      27.4      38.5%        263.9    214.6      49.3      23.0%
Lincoln UK                       10.6      16.2      (5.6)    (34.6%)        45.5     53.3      (7.8)    (14.6%)
Reinsurance                      28.7       3.3      25.4     769.7%         87.8     62.3      25.5      40.9%
Investment Management             3.0       8.1      (5.1)    (63.0%)        12.6     24.0     (11.4)    (47.5%)
Corporate & Other               (22.2)    (27.9)      5.7                   (83.8)   (89.2)      5.4
                               ------    ------      ----      -----       ------   ------     -----      -----
Total Income from Operations    190.7     131.4      59.3      45.1%        534.4    438.9      95.5      21.8%

Realized Gain on Investments    (11.6)      4.1     (15.7)                  (18.7)     2.2     (20.9)
Restructuring Charges           (40.5)     (3.2)    (37.3)                  (43.2)   (15.3)    (27.9)
                               ------    ------      ----      -----       ------   ------     -----      -----
Net Income                      138.6     132.3       6.3       4.8%        472.5    425.7      46.8      11.0%
                               ======    ======      ====      =====       ======   ======     =====      =====

Earnings per share (diluted)
Income from Operations          $0.98     $0.66     $0.32      48.5%        $2.74    $2.18     $0.56      25.7%
Realized Gain (loss) on
Investments                    ($0.06)    $0.02    ($0.08)                 ($0.10)   $0.01    ($0.11)
Restructuring Charges          ($0.21)   ($0.02)   ($0.19)                 ($0.22)  ($0.08)   ($0.14)
                               ------    ------      ----      -----       ------   ------     -----      -----
Net Income                      $0.71     $0.66     $0.05       7.6%        $2.42    $2.11     $0.31      14.7%
                               ======    ======      ====      =====       ======   ======     =====      =====



Operating Revenue
Life Insurance                  496.9     485.2      11.6       2.4%       1481.9   1434.0      47.8       3.3%
Annuities                       507.3     490.0      17.3       3.5%       1507.2   1464.1      43.1       2.9%
Lincoln UK                      112.8     110.3       2.6       2.3%        334.4    341.2      (6.8)     (2.0%)
Reinsurance                     457.8     405.1      52.7      13.0%       1311.5   1252.2      59.2       4.7%
Investment Management           116.2     111.3       5.0       4.5%        347.3    343.6       3.7       1.1%
Corporate & Other                42.0      34.9       7.1                   124.1    157.4     (33.3)
                               ------    ------      ----      -----       ------   ------     -----      -----
Total Operating Revenue        1733.1    1636.7      96.3       5.9%       5106.3   4992.5     113.8       2.3%
                               ======    ======      ====      =====       ======   ======     =====      =====


Revenue (Including
Investment Gains/Losses)
Life Insurance                  496.8     487.1       9.7       2.0%       1471.3   1428.6      42.7       3.0%
Annuities                       494.1     479.5      14.6       3.0%       1499.0   1457.5      41.5       2.8%
Lincoln UK                      112.8     110.5       2.3       2.1%        333.9    342.8      (8.9)     (2.6%)
Reinsurance                     454.4     405.5      48.9      12.0%       1308.3   1254.2      54.0       4.3%
Investment Management           115.9     110.7       5.1       4.6%        343.6    342.9       0.8       0.2%
Corporate & Other                42.0      48.7      (6.7)                  121.9    169.8     (47.9)
                               ------    ------      ----      -----       ------   ------     -----      -----
Total Revenue                  1716.1    1642.1      74.0       4.5%       5078.0   4995.8      82.2       1.6%
                               ======    ======      ====      =====       ======   ======     =====      =====


Operational Data by Segment:
(Billions)

Life Insurance Segment
Life Insurance First
Year Premium                    0.145     0.121     0.024      19.8%        0.431    0.368     0.063      17.1%
Life Insurance In-force       211.308   188.908    22.400      11.9%      211.308  188.908    22.400      11.9%

Annuities Segment
Annuity Gross Deposits          1.201     1.238    (0.037)     (3.0%)       3.763    3.527     0.236       6.7%
Annuity Net Cash Flows         (0.672)   (0.088)   (0.584)                 (1.765)  (0.405)   (1.360)
Annuity Account Values         56.525    50.526     5.999      11.9%       56.525   50.526     5.999      11.9%

Lincoln UK
Net ICV (Millions)              9.472    13.459    (3.987)    (29.6%)      31.339   37.832    (6.493)    (17.2%)

Reinsurance
Individual Life
In-force Sales                   37.2      28.8       8.4      29.2%        104.3     67.2      37.1      55.2%
Reinsurance Life
In-force                        412.6     297.1     115.5      38.9%        412.6    297.1     115.5      38.9%

Investment Management
Retail Deposits                 1.118     0.962     0.156      16.2%        3.505    3.190     0.315       9.9%
Retail Net Cash Flows          (0.326)   (0.301)   (0.025)                 (1.575)  (1.798)    0.223
Institutional In-flows          0.715     2.284    (1.569)    (68.7%)       2.616    5.893    (3.277)    (55.6%)
Institutional Net Cash Flows   (0.983)    0.816    (1.799)                 (4.651)  (0.762)   (3.889)
Assets Under Management        55.527    58.869    (3.342)     (5.7%)      55.527   58.869    (3.342)     (5.7%)
Assets Under Management -
at Cost                        34.981    36.820    (1.839)     (5.0%)      34.981   36.820    (1.839)     (5.0%)
Assets Under Management -
Total Segment                  90.508    95.689    (5.181)     (5.4%)      90.508   95.689    (5.181)     (5.4%)






Financial Highlights
Unaudited [Amounts in Millions, except Percentages and Per Share]

                                  For the Quarter Ended September 30       For the Nine Months Ended September 30
                             -----------------------------------------   -----------------------------------------
                                 2000      1999                             2000      1999
                                Amount    Amount    Change    % Change     Amount    Amount    Change    % Change
                                ------    ------    ------    --------     ------    ------    ------    --------
Consolidated Operational
Data: (Billions)

Annuity Deposits
Annuities Segment               1.201     1.238    (0.037)     (3.0%)       3.763    3.527     0.236       6.7%
Life Insurance Segment          0.041     0.074    (0.032)    (44.0%)       0.148    0.214    (0.066)    (31.0%)
                             --------   -------    ------      -----     --------  -------    ------      -----
Total Annuity Deposits          1.242     1.312    (0.069)     (5.3%)       3.911    3.741      0.17       4.5%
                             ========   =======    ======      =====     ========  =======    ======      =====
Annuity Net Cash Flows
Annuities Segment              (0.672)   (0.088)   (0.584)                 (1.765)  (0.405)   (1.360)
Life Insurance Segment         (0.140)   (0.105)   (0.035)                 (0.428)  (0.270)   (0.159)
                             --------   -------    ------      -----     --------  -------    ------      -----
Total Annuity Net Cash Flows   (0.812)   (0.193)   (0.619)                 (2.193)  (0.675)   (1.519)
                             ========   =======    ======      =====     ========  =======    ======      =====

Annuity Account Values
Annuities Segment              56.525    50.526     5.999      11.9%       56.525   50.526     5.999      11.9%
Life Insurance Segment          1.918     2.021    (0.103)     (5.1%)       1.918    2.021    (0.103)     (5.1%)
                             --------   -------    ------      -----     --------  -------    ------      -----
Total Annuity Account
Values                         58.443    52.547     5.896      11.2%       58.443   52.547     5.896      11.2%
                             ========   =======    ======      =====     ========  =======    ======      =====
Consolidated Retail
Deposits                        2.827     2.707     0.120       4.4%        8.843    8.102     0.741       9.1%
Consolidated Retail
Account Balances               97.056    88.776     8.280       9.3%       97.056   88.776     8.280       9.3%

Total Assets Under
Management                    136.271   133.172     3.099       2.3%      136.271  133.172     3.099       2.3%

Balance Sheet Assets -
End of Period                103243.1   96500.7    6742.4       7.0%     103243.1  96500.7    6742.4       7.0%

Shareholders' Equity
Beg of Period
(Securities at Market)         4223.7    4817.4    (593.7)                 4263.9   5387.9   (1124.0)
End of Period
(Securities at Market)         4538.6    4662.2    (123.6)                 4538.6   4662.2    (123.6)
End of Period
(Securities at Cost)           4876.3    4766.0     110.3                  4876.3   4766.0     110.3
Average Equity
(Securities at Cost)           4867.2    4793.9      73.3                  4803.9   4833.5     (29.6)

Return on Equity
Inc from Operations/
Average Equity                  15.7%     11.0%      4.7%                   14.8%    12.1%      2.7%
Net Income/Average
Equity                          11.4%     11.0%      0.4%                   13.1%    11.7%      1.4%
Adj Net Income/Adj
Average Equity                                                              15.8%    14.1%      1.7%

Return on Capital
Inc from Operations/
Average Capital                 12.7%      9.3%      3.5%                   12.0%    10.1%      1.8%

Common Stock Outstanding
Average for the Period -
Diluted                         195.6     199.0      (3.4)     (1.7%)       194.9    201.5      (6.6)     (3.3%)
End of Period - Assuming
Conv of Pref.                   191.8     196.3      (4.5)     (2.3%)       191.8    196.3      (4.5)     (2.3%)
End of Period - Diluted         196.2     196.9      (0.7)     (0.4%)       196.2    196.9      (0.7)     (0.4%)

Book Value (Securities at
Market)                        $23.67    $23.76     (0.09)     (0.4%)      $23.67   $23.76     (0.09)     (0.4%)
Book Value (Securities at
Cost)                          $25.43    $24.28      1.15       4.7%       $25.43   $24.28      1.15       4.7%

Cash Returned to
Shareholders
Share Repurchase -
dollar amount                     0.0     160.8    (160.8)                  158.3    363.5    (205.2)
Dividend Declared on
Common Stock                     55.8      53.6       2.2                   165.9    162.8       3.1
                             --------   -------    ------      -----     --------  -------    ------      -----
Total Cash Returned
to Shareholders                  55.8     214.4    (158.6)                  324.2    526.3    (202.1)
                             ========   =======    ======      =====     ========  =======    ======      =====
Share Repurchase -
number of shares                  0.0     3.219    (3.219)                  5.109    7.309    (2.200)

Dividend Declared on
Common Stock - per share       $0.290    $0.275    $0.015       5.5%       $0.870   $0.825    $0.045       5.5%





Eleven Year Summary
Unaudited [Millions of Dollars except Per Share Data]

For the Year Ended
December 31            1989     1990     1991     1992     1993     1994     1995     1996     1997     1998     1999
                       ------  ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Revenue
Life Insurance          350.9   371.7    417.3    444.4    477.5    466.2    741.1    769.6    747.8   1558.9    1945.3
Annuities              1210.9  1073.7   1216.7   1336.2   1603.8   1506.2   1677.3   1610.2   1835.1   1912.6    1958.4
Lincoln UK              152.7   161.1    169.6    180.6    174.9    216.0    351.5    393.2    427.3    439.7     446.6
Reinsurance             567.7   741.6    774.3   1074.6   1101.9   1267.4   1419.5   1564.4   1389.5   1580.3    1833.9
Investment
Management                                                                   276.1    389.9    440.0    467.3     461.0
Employee Life -
Health Benefits        2237.7  2454.2   2646.3   1241.6   1297.3    314.9
Corporate & Other       290.2   173.2    300.4    464.7    281.7    161.8    121.0      6.3     58.9    128.3     158.5
                       ------  ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Total Revenue          4810.1  4975.5   5524.6   4742.1   4937.1   3932.5   4586.5   4733.6   4898.5   6087.1    6803.7
                       ======  ======   ======   ======   ======   ======   ======   ======   ======   ======    ======

Income from
Operations (1)
Life Insurance           29.2    25.9     31.5     46.8     37.8     34.2     60.4     69.7     67.7    180.4     236.6
Annuities                44.3    55.2     58.3     89.4    127.1    142.4    157.6    155.8    200.7    243.8     285.8
Lincoln UK               10.6    13.3     14.3      9.2     11.9     17.2     45.9     66.0   (108.3)    70.9     (13.9)
Reinsurance              52.0    55.7     31.4     38.7     22.4     51.6    (69.2)    76.5   (148.4)   107.3      43.5
Investment
Management                                                                    11.1      2.8     (0.3)    20.7      32.9
Employee Life -
Health Benefits           4.6    53.2     43.5     40.8     54.3     14.1
Corporate & Other       (85.6)  (90.4)   (70.7)   (73.0)   (55.8)   (40.9)   (64.8)   (72.1)   (62.1)   (92.6)   (109.5)
                       ------  ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Total Income from
Cont Oper                55.1   112.9    108.3    151.9    197.6    218.6    140.8    298.8    (50.6)   530.4     475.5
Discontinued
Operations              140.5   100.9     69.4     88.7    145.9    171.1    165.6    135.3    110.1
                       ------  ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Income from
Operations              195.6   213.8    177.7    240.6    343.5    389.7    306.5    434.1     59.4    530.4     475.5
                       ======  ======   ======   ======   ======   ======   ======   ======   ======   ======    ======

Net Income
Life Insurance           29.2    25.9     31.5     46.8     37.8     34.2     70.9     86.1     73.9    158.1     235.6
Annuities                44.3    55.2     58.3     89.4    127.1    142.4    225.9    179.6    234.0    255.6     278.4
Lincoln UK               10.6    13.3     14.3      9.2     12.6     18.5     45.7     66.0   (106.8)    71.7     (18.2)
Reinsurance              52.0    55.7     31.4     38.7     20.7     52.2    (58.3)    88.5   (132.1)   104.7      44.1
Investment
Management                                                                    17.8      9.2      6.7     21.2      23.6
Employee Life -
Health Benefits           4.6    53.2     43.5     40.8     55.3     14.4
Corporate & Other       (25.1) (127.6)   (46.5)    45.6   (177.1)   (96.2)    (0.6)   (73.1)   (53.5)  (101.6)   (103.1)
                       ------  ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Total Net Inc from
Cont Oper              115.6     75.7    132.5    270.5     76.4    165.5    301.4    356.4     22.2    509.8     460.4
Discontinued
Operations             140.5    100.9     69.4     88.7    242.5    184.4    180.8    157.2    911.8
                       ------  ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Total Net Income       256.1    176.6    201.9    359.2    318.9    349.9    482.2    513.6    934.0    509.8     460.4
                       ======  ======   ======   ======   ======   ======   ======   ======   ======   ======    ======

OTHER DATA

Assets               25070.1  27597.3  33660.3  39042.2  47825.1  48864.8  63257.7  71713.4  77174.7  93836.3  103095.7

Shareholders' Equity
Securities at Market  2095.7   2279.5   2655.8   2826.8   4072.3   3042.1   4378.1   4470.0   4982.9   5387.9    4263.9
Securities at Cost    2004.8   2213.2   2445.8   2664.1   3157.6   3353.1   3679.9   4057.1   4546.9   4835.6    4729.6
Average Equity
(Securities at Cost)  1936.9   2086.6   2335.3   2575.0   3009.0   3288.6   3550.5   3866.0   4214.1   4685.6    4818.7

Common Shares
Outstanding:
(millions)
End of Period -
Diluted                169.1    176.3    185.4    187.7    208.3    208.3    210.3    209.5    204.7    203.4     197.0
Average for the
Period - Diluted       169.4    175.2    189.2    186.8    206.1    208.7    209.5    210.7    208.0    203.3     200.4

Per Share Data
(Diluted) (2)
Income (Loss) from
Continuing
Operations             $0.33    $0.64    $0.57    $0.81    $0.96    $1.05    $0.67    $1.42   ($0.24)   $2.61     $2.37
Income from
Operations (1)         $1.15    $1.22    $0.94    $1.29    $1.67    $1.87    $1.46    $2.06    $0.29    $2.61     $2.37
Net Income from
Continuing
Operations             $0.68    $0.43    $0.70    $1.45    $0.37    $0.79    $1.44    $1.69    $0.11    $2.51     $2.30
Net Income             $1.51    $1.01    $1.07    $1.92    $1.55    $1.68    $2.30    $2.44    $4.49    $2.51     $2.30

Shareholders'
Equity: (2)
Shareholders'
Equity (Sec at
Market)               $12.46   $12.95   $14.35   $15.13   $19.69   $14.67   $20.95   $21.50   $24.63   $26.59    $21.76
Shareholders'
Equity (Securities
at Cost)              $11.92   $12.57   $13.21   $14.26   $15.27   $16.17   $17.61   $19.51   $22.48   $23.86    $24.14
Dividends Declared
(Common Stock)        $0.628   $0.658   $0.693   $0.738   $0.775   $0.830   $0.875   $0.935   $0.995   $1.055    $1.115

Return on Equity
(see page 30)
Net Income/Average
Equity                 13.2%     8.5%     8.6%    13.9%    10.6%    10.6%    13.6%    13.3%    22.2%    10.9%      9.6%
Inc from Operations/
Average Equity         10.1%    10.2%     7.6%     9.3%    11.4%    11.8%     8.6%    11.2%     1.4%    11.3%      9.9%
Adj Net Income/
Adj Average Equity                                11.1%    15.5%    12.8%    13.5%    14.3%     4.3%    14.1%     11.8%

Market Value of
Common Stock
Highest Price        $15.719  $15.338  $13.813  $19.032  $24.125  $22.188  $26.875  $28.500  $39.063  $49.438   $57.500
Lowest Price         $10.688   $7.688   $9.500  $12.625  $17.344  $17.313  $17.313  $20.375  $24.500  $33.500   $36.000
Closing Price        $15.219  $10.750  $13.688  $18.500  $21.750  $17.500  $26.875  $26.250  $39.063  $40.907   $40.000

(1) "Income from Operations" is defined as "Net income less realized gain (loss) on investments and sale of subsidiaries/discontinued operations, restructuring charges and accumulated accounting change, all net of taxes."
(2) Per share data reflects a June 1999 two-for-one stock split, prior year amounts have been restated.






Quarterly Revenue and Income by Segment
Unaudited [Millions of Dollars except Per Share Data]

                                                     Dec       Mar       Jun       Sep       Dec       Mar
For the Quarter Ended                               1997      1998      1998      1998      1998      1999

Revenue
Life Insurance                                      178.1     350.8     359.2     334.4     514.4     469.1
Annuities                                           482.3     486.1     493.8     457.0     475.7     485.6
Lincoln UK                                          112.5     103.5     124.2     102.8     109.2     119.1
Reinsurance                                         361.1     355.4     380.5     386.4     457.9     421.6
Investment Management                               110.5     118.5     118.7     107.4     122.7     117.3
Corporate & Other                                    60.8      33.6      31.0      29.7      34.0      62.6
                                                  -------   -------   -------   -------   -------   -------
Total Revenue                                      1305.3    1448.0    1507.5    1417.6    1714.0    1675.4
                                                  =======   =======   =======   =======   =======   =======

Income from Operations
Life Insurance                                       18.9      32.2      44.3      44.5      59.3      54.5
Annuities                                            61.3      61.4      63.7      59.7      59.0      71.1
Lincoln UK                                         (157.9)     17.2      17.2      17.7      18.8      18.1
Reinsurance                                         (84.8)     27.7      24.1      29.6      26.0      34.6
Investment Management                                 3.0       3.3       5.5       2.8       9.0       8.4
Corporate & Other                                    (7.2)    (13.6)    (22.7)    (23.7)    (32.7)    (31.0)
                                                  -------   -------   -------   -------   -------   -------
Income from Operations                             (166.6)    128.1     132.2     130.7     139.4     155.7
                                                  =======   =======   =======   =======   =======   =======

Net Income
Life Insurance                                       14.5      14.0      49.7      41.3      53.1      52.6
Annuities                                            75.9      67.1      75.2      52.4      60.9      73.6
Lincoln UK                                         (157.5)     17.4      17.4      17.8      19.2      18.0
Reinsurance                                         (79.0)     30.4      25.2      24.5      24.6      35.3
Investment Management                                 3.9       5.3       6.0      (0.9)     10.8      (3.6)
Corporate & Other                                     4.6     (12.2)    (24.8)    (21.7)    (42.9)    (30.9)
                                                  -------   -------   -------   -------   -------   -------
Total Net Inc from Cont Oper                       (137.7)    122.0     148.7     113.4     125.6     145.1
Discontinued Operations                             776.9
                                                  -------   -------   -------   -------   -------   -------
Total Net Income                                    639.2     122.0     148.7     113.4     125.6     145.1
                                                  =======   =======   =======   =======   =======   =======


                                                     Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                               1999      1999      1999      2000      2000      2000

Revenue
Life Insurance                                      472.5     487.1     516.6     486.4     488.1     496.8
Annuities                                           492.3     479.5     500.9     511.1     493.7     494.1
Lincoln UK                                          113.1     110.5     103.8     112.8     108.2     112.8
Reinsurance                                         427.1     405.5     579.7     395.5     458.3     454.4
Investment Management                               114.8     110.7     118.1     116.5     111.3     115.9
Corporate & Other                                    58.5      48.7     (11.2)     46.8      33.1      42.0
                                                  -------   -------   -------   -------   -------   -------
Total Revenue                                      1678.3    1642.1    1807.9    1669.2    1692.7    1716.1
                                                  =======   =======   =======   =======   =======   =======

Income from Operations
Life Insurance                                       58.8      60.6      62.6      67.1      69.0      72.2
Annuities                                            72.4      71.1      71.3      85.0      80.4      98.5
Lincoln UK                                           19.0      16.2     (67.1)     15.7      19.3      10.6
Reinsurance                                          24.4       3.3     (18.8)     32.8      26.4      28.7
Investment Management                                 7.5       8.1       8.9       5.3       4.4       3.0
Corporate & Other                                   (30.3)    (27.9)    (20.3)    (35.2)    (26.4)    (22.2)
                                                  -------   -------   -------   -------   -------   -------
Income from Operations                              151.8     131.4      36.6     170.6     173.0     190.7
                                                  =======   =======   =======   =======   =======   =======

Net Income
Life Insurance                                       56.4      61.9      64.8      64.4      65.1      72.6
Annuities                                            72.3      64.3      68.1      88.1      80.5      89.9
Lincoln UK                                           20.0      16.4     (72.6)     15.5      19.1     (29.9)
Reinsurance                                          24.7       0.4     (16.4)     34.0      25.3      26.5
Investment Management                                 7.2       7.7      12.2       5.2      (0.3)      2.7
Corporate & Other                                   (32.3)    (18.4)    (21.5)    (36.8)    (26.1)    (23.2)
                                                  -------   -------   -------   -------   -------   -------
Total Net Inc from Cont Oper                        148.4     132.3      34.6     170.2     163.6     138.6
Discontinued Operations
                                                  -------   -------   -------   -------   -------   -------
Total Net Income                                    148.4     132.3      34.6     170.2     163.6     138.6
                                                  =======   =======   =======   =======   =======   =======


                                                     Dec       Mar       Jun       Sep       Dec       Mar
For the Quarter Ended                               1997      1998      1998      1998      1998      1999

OTHER DATA

Assets                                            77174.7   87884.5   88364.6   84606.2   93836.3   95350.3

Shareholders' Equity
Beg of Period (Securities at Market)               4641.1    4982.9    5054.2    5150.8    5527.6    5387.9
End of Period (Securities at Market)               4982.9    5054.2    5150.8    5527.6    5387.9    5107.4
End of Period (Securities at Cost)                 4546.9    4579.2    4681.3    4753.9    4835.6    4852.8
Average Equity (Securities at Cost)                4633.0    4596.9    4632.0    4718.3    4795.4    4872.5

Common Shares Outstanding
Average for the Period - Diluted                    205.7     204.3     203.9     203.9     203.3     203.6
End of Period - Diluted                             204.7     204.2     204.5     203.9     203.4     203.2

Per Share Data (Diluted)
Income from Operations                             ($0.81)    $0.63     $0.65     $0.64     $0.69     $0.76
Net Income from Continuing Operations              ($0.67)    $0.60     $0.73     $0.56     $0.62     $0.71
Net Income                                          $3.11     $0.60     $0.73     $0.56     $0.62     $0.71

Shareholders' Equity
Shareholders' Equity (Sec at Market)               $24.63    $25.12    $25.55    $27.28    $26.59    $25.30
Shareholders' Equity (Sec at Cost)                 $22.48    $22.76    $23.22    $23.47    $23.86    $24.04
Dividends Declared (Com Stk)                       $0.260    $0.260    $0.260    $0.260    $0.275    $0.275

Return on Equity (see page 30)
Net Income/Average Equity                           55.2%     10.6%     12.8%      9.6%     10.5%     11.9%
Inc from Operations/Average Equity                 (14.4%)    11.2%     11.4%     11.1%     11.6%     12.8%

Market Value of Common Stock
Highest Price                                     $39.065   $43.250   $47.063   $49.438   $43.344   $50.250
Lowest Price                                      $32.315   $36.125   $41.844   $41.125   $33.500   $39.281
Closing Price                                     $39.065   $42.625   $45.688   $41.125   $40.906   $49.438


                                                     Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                               1999      1999      1999      2000      2000      2000

OTHER DATA

Assets                                            98261.4   96500.7  103095.7  106340.0  103847.6  103243.1

Shareholders' Equity
Beg of Period (Securities at Market)               5107.4    4817.4    4662.2    4263.9    4340.4    4223.7
End of Period (Securities at Market)               4817.4    4662.2    4263.9    4340.4    4223.7    4538.6
End of Period (Securities at Cost)                 4818.5    4766.0    4729.6    4751.6    4780.3    4876.3
Average Equity (Securities at Cost)                4834.2    4793.9    4774.2    4791.5    4753.0    4867.2

Common Shares Outstanding
Average for the Period - Diluted                    201.9     199.0     197.1     195.8     194.0     195.6
End of Period - Diluted                             200.9     196.9     197.0     195.1     193.7     196.2

Per Share Data (Diluted)
Income from Operations                              $0.75     $0.66     $0.19     $0.87     $0.89     $0.98
Net Income from Continuing Operations               $0.73     $0.66     $0.18     $0.87     $0.84     $0.71
Net Income                                          $0.73     $0.66     $0.18     $0.87     $0.84     $0.71

Shareholders' Equity
Shareholders' Equity (Sec at Market)               $24.18    $23.76    $21.76    $22.45    $22.10    $23.67
Shareholders' Equity (Sec at Cost)                 $24.18    $24.28    $24.14    $24.58    $25.01    $25.43
Dividends Declared (Com Stk)                       $0.275    $0.275    $0.290    $0.290    $0.290    $0.290

Return on Equity (see page 30)
Net Income/Average Equity                           12.3%     11.0%      2.9%     14.2%     13.8%     11.4%
Inc from Operations/Average Equity                  12.6%     11.0%      3.1%     14.2%     14.6%     15.7%

Market Value of Common Stock
Highest Price                                     $53.438   $57.500   $48.313   $41.375   $40.063   $56.375
Lowest Price                                      $45.688   $36.000   $36.500   $22.625   $29.000   $35.625
Closing Price                                     $52.313   $37.563   $40.000   $33.500   $36.125   $48.125

(1)  "Income from Operations" is defined as "Net income less realized gain (loss) on investments and sale of subsidiaries/discontinued operations, restructuring charges and accumulated accounting change, all net of taxes."
(2)  Per share data reflects a June 1999 two-for-one stock split, prior year amounts have been restated.






Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]

For the Quarter Ended September 30                Life Insurance           Annuities          Lincoln UK         Reinsurance
                                                 ---------------     ---------------     ---------------     ---------------
                                                   Sep       Sep       Sep       Sep       Sep       Sep       Sep       Sep
                                                  2000      1999      2000      1999      2000      1999      2000      1999
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Operating Revenue
Life and annuity premiums                         50.9      52.4      18.0      13.1      31.2      32.1     238.9     166.2
Surrender charges                                 14.7      17.9       9.5       9.4                           0.9       0.6
Mortality assessments                            116.3     110.5                           9.6       7.7       0.0       0.0
Expense assessments                               47.0      42.8     163.3     142.6      52.6      49.3       0.0       0.0
Health premiums                                    0.0       0.0                           1.3       1.3     116.5     148.3
Investment advisory fees
Other revenue and fees                             4.1       8.5       4.4      (2.5)      2.0       3.6      22.5       7.5
Net investment income                            263.8     253.1     312.1     327.5      16.1      16.2      78.8      81.2
Earnings in Unconsolidated Affiliates                                                                          0.2       1.2
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Operating Revenue                                496.9     485.2     507.3     490.0     112.8     110.3     457.8     405.1
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                  95.8     105.4      68.3      55.0      48.1      24.9     178.0     108.8
Div accum & div to policyholders                  16.4      19.2                                               1.8       1.9
Interest credited to policy bal.                 160.1     148.9     179.2     204.0                          12.8       6.0
Health policy benefits                             0.0       0.0                           3.9       2.4     119.0     187.4
Underwriting, acquisition,
insurance and other expenses                     110.6     117.3     142.0     138.7      46.4      62.8     100.6      95.6
Interest                                           0.0       0.0                                               3.0       0.0
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Total Benefits and Expenses                      383.0     390.9     389.6     397.6      98.3      90.1     415.2     399.7
                                                 -----     -----     -----     -----     -----     -----     -----     -----

Income from Operations Before Tax                113.9      94.3     117.8      92.4      14.5      20.2      42.5       5.4

Federal income taxes                              41.7      33.7      19.3      21.3       3.9       4.0      13.9       2.1

Income from Operations                            72.2      60.6      98.5      71.1      10.6      16.2      28.7       3.3
                                                 -----     -----     -----     -----     -----     -----     -----     -----

Restructuring charges                                                                    (40.5)                         (3.2)
Realized gains on investments                      0.4       1.3      (8.6)     (6.8)      0.0       0.2      (2.2)      0.3
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net Income                                        72.6      61.9      89.9      64.3     (29.9)     16.4      26.5       0.4
                                                 =====     =====     =====     =====     =====     =====     =====     =====


----------------------------------------------------------------------------------------------------------------------------
                                                      Investment       Corporate and       Consolidating
                                                      Management    Other Operations         Adjustments        Consolidated
                                                 ---------------     ---------------     ---------------     ---------------
                                                   Sep       Sep       Sep       Sep       Sep       Sep       Sep       Sep
                                                  2000      1999      2000      1999      2000      1999      2000      1999
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Operating Revenue
Life and annuity premiums                                                        0.0                         339.0     263.8
Surrender charges                                                                          0.7       0.5      25.9      28.4
Mortality assessments                                                                                        125.9     118.2
Expense assessments                                                    0.0       0.0      10.5      11.1     273.4     245.9
Health premiums                                                        0.0       0.0                         117.9     149.6
Investment advisory fees                          69.3      69.3                         (15.9)    (14.7)     53.3      54.6
Other revenue and fees                            28.5      27.9      57.7      46.5     (13.1)    (13.6)    106.0      77.9
Net investment income                             18.5      14.1      23.7      25.0     (23.0)    (20.1)    690.0     697.1
Earnings in Unconsolidated Affiliates                                  1.4                                     1.6       1.2
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Operating Revenue                                116.2     111.3      82.8      71.5     (40.8)    (36.6)   1733.1    1636.7
                                                 -----     -----     -----     -----     -----     -----     -----     -----

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                                                (0.1)                        390.2     294.0
Div accum & div to policyholders                                                                              18.2      21.2
Interest credited to policy bal.                                                           9.9      10.8     362.0     369.7
Health policy benefits                                                 0.1       0.0                         123.0     189.8
Underwriting, acquisition,
insurance and other expenses                     110.8      99.1      61.6      60.3     (27.7)    (27.4)    544.3     546.3
Interest                                           0.0       0.0      54.3      53.3     (23.0)    (20.1)     34.4      33.3
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Total Benefits and Expenses                      110.8      99.1     116.1     113.5     (40.8)    (36.6)   1472.2    1454.1
                                                 -----     -----     -----     -----     -----     -----     -----     -----

Income from Operations Before Tax                  5.4      12.2     (33.3)    (42.0)                0.0     260.8     182.6

Federal income taxes                               2.5       4.1     (11.1)    (14.0)                         70.1      51.2
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Income from Operations                             3.0       8.1     (22.2)    (27.9)                0.0     190.7     131.4

Restructuring charges                                                                                        (40.5)     (3.2)
Realized gains on investments                     (0.2)     (0.3)      0.0      35.4      (1.0)    (25.9)    (11.6)      4.1
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net Income                                         2.7       7.7     (22.2)      7.5      (1.0)    (25.9)    138.6     132.3
                                                 =====     =====     =====     =====     =====     =====     =====     =====





Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]

For the Nine Months Ended September 30            Life Insurance          Annuities          Lincoln UK          Reinsurance
                                                ----------------    ----------------     --------------     ----------------

                                                   Sep       Sep       Sep       Sep       Sep       Sep       Sep       Sep
                                                  2000      1999      2000      1999      2000      1999      2000      1999
                                                ------    ------    ------    ------     -----     -----    ------    ------
Operating Revenue
Life and annuity premiums                        160.2     165.0      48.0      43.9     103.7     101.9     695.4     511.2
Surrender charges                                 49.2      50.4      30.0      25.9                           2.9       2.2
Mortality assessments                            343.0     330.7                          23.9      22.1       0.0       0.8
Expense assessments                              136.3     117.9     474.1     395.6     143.5     145.2       0.0       0.4
Health premiums                                    0.1       0.1                           4.2       4.5     316.0     460.3
Investment advisory fees
Other revenue and fees                            11.2      12.3       7.4       2.1       5.6      10.0      51.4      32.1
Net investment income                            781.9     757.6     947.7     996.6      53.6      57.5     244.3     241.2
Earnings in Unconsolidated Affiliates                                                                          1.5       4.0
                                                ------    ------    ------    ------     -----     -----    ------    ------
Operating Revenue                               1481.9    1434.0    1507.2    1464.1     334.4     341.2    1311.5    1252.2
                                                ------    ------    ------    ------     -----     -----    ------    ------

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 290.6     318.0     195.5     181.5     113.4      85.5     516.9     356.1
Div accum & div to policyholders                  55.5      60.5                                               4.6       4.7
Interest credited to policy bal.                 468.3     449.7     573.5     612.9                          30.3      25.8
Health policy benefits                             0.1       0.0                          11.0       8.9     346.5     492.6
Underwriting, acquisition,
insurance and other expenses                     339.1     332.3     413.9     402.9     149.0     175.7     278.2     276.5
Interest                                           0.0       0.1                                               8.0       0.0
                                                ------    ------    ------    ------     -----     -----    ------    ------
Total Benefits and Expenses                     1153.5    1160.8    1183.0    1197.3     273.4     270.1    1184.6    1155.7
                                                ------    ------    ------    ------     -----     -----    ------    ------

Income from Operations Before Tax                328.3     273.3     324.2     266.8      61.1      71.1     126.8      96.5

Federal income taxes                             120.0      99.3      60.4      52.2      15.5      17.8      39.0      34.2
                                                ------    ------    ------    ------     -----     -----    ------    ------
Income from Operations                           208.3     174.0     263.9     214.6      45.5      53.3      87.8      62.3

Restructuring charges                                                                    (40.5)                         (3.2)
Realized gains on investments                     (6.2)     (3.1)     (5.4)     (4.3)     (0.4)      1.1      (2.1)      1.3
                                                ------    ------    ------    ------     -----     -----    ------    ------
Net Income                                       202.1     170.8     258.5     210.3       4.7      54.4      85.7      60.4
                                                ======    ======    ======    ======     =====     =====    ======    ======

----------------------------------------------------------------------------------------------------------------------------

                                                      Investment       Corporate and       Consolidating
                                                      Management    Other Operations         Adjustments        Consolidated
                                                ----------------    ----------------     --------------     ----------------
                                                   Sep       Sep       Sep       Sep       Sep       Sep       Sep       Sep
                                                  2000      1999      2000      1999      2000      1999      2000      1999
                                                ------    ------    ------    ------     -----     -----    ------    ------
Operating Revenue
Life and annuity premiums                                                       (0.1)                       1007.2     821.9
Surrender charges                                                                          2.3       2.5      84.4      81.0
Mortality assessments                                                           24.0                         366.9     377.7
Expense assessments                                                    0.0                39.2      33.5     793.1     692.6
Health premiums                                                        0.0       0.0                         320.4     464.9
Investment advisory fees                         207.4     214.9                         (47.9)    (45.2)    159.5     169.7
Other revenue and fees                            95.2      84.9     177.2     173.3     (47.2)    (41.4)    300.9     273.3
Net investment income                             44.7      43.7      70.6      70.8     (67.7)    (60.1)   2075.0    2107.4
Earnings in Unconsolidated Affiliates                                 (2.4)                                   (1.0)      4.0
                                                ------    ------    ------    ------     -----     -----    ------    ------
Operating Revenue                                347.3     343.6     245.4     268.1    (121.3)   (110.7)   5106.3    4992.5
                                                ------    ------    ------    ------     -----     -----    ------    ------

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                                                33.0                        1116.4     974.1
Div accum & div to policyholders                                                                              60.1      65.2
Interest credited to policy bal.                                                 0.0      30.6      33.4    1102.7    1121.9
Health policy benefits                                                (0.4)      0.4                         357.2     501.9
Underwriting, acquisition,
insurance and other expenses                     326.7     305.8     210.2     217.0     (87.3)    (87.8)   1629.8    1622.5
Interest                                           0.0       0.0     165.8     159.0     (67.7)    (60.1)    106.1      99.0
                                                ------    ------    ------    ------     -----     -----    ------    ------
Total Benefits and Expenses                      326.7     305.8     375.6     409.4    (124.4)   (114.5)   4372.4    4384.6
                                                ------    ------    ------    ------     -----     -----    ------    ------

Income from Operations Before Tax                 20.6      37.8    (130.1)   (141.2)      3.1       3.8     734.0     608.0

Federal income taxes                               8.0      13.8     (43.3)    (48.3)      0.0               199.6     169.1
                                                ------    ------    ------    ------     -----     -----    ------    ------
Income from Operations                            12.6      24.0     (86.9)    (93.0)      3.1       3.8     534.4     438.9

Restructuring charges                             (2.7)    (12.1)                                            (43.2)    (15.3)
Realized gains on investments                     (2.4)     (0.5)      9.2      16.5     (11.5)     (8.9)    (18.7)      2.2
                                                ------    ------    ------    ------     -----     -----    ------    ------
Net Income                                         7.6      11.4     (77.7)    (76.4)     (8.4)     (5.2)    472.5     425.7
                                                ======    ======    ======    ======     =====     =====    ======    ======






Statement of Consolidated Income
Unaudited [Millions of Dollars]

For the Year Ended December 31                    1995      1996      1997      1998      1999
                                                ------    ------    ------    ------    ------
Operating Revenue
Life and annuity premiums                        707.0     728.7     756.2     985.6    1183.0
Surrender charges                                 31.5      40.9      45.4      91.5     110.2
Mortality assessments                            171.7     180.8     186.4     380.1     496.4
Expense assessments                              397.1     491.8     600.3     803.0     930.9
Health premiums                                  807.0     790.4     572.6     635.1     698.5
Investment advisory fees                         125.6     180.8     204.9     227.1     223.8
Other revenue and fees                           112.9     138.2     157.3     261.0     344.5
Net investment income                           1979.7    2087.9    2250.8    2681.4    2807.5
Earnings in Unconsolidated Affiliates             13.9       1.4       2.1       3.3       5.8
                                                ------    ------    ------    ------    ------
Operating Revenue                               4346.3    4641.1    4775.9    6068.0    6800.7
                                                ------    ------    ------    ------    ------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 868.5     835.7    1090.2    1237.7    1546.6
Div accum & div to policyholders                  32.6      33.4      29.7      78.0      88.4
Interest credited to policy bal.                1130.1    1167.2    1238.7    1446.2    1510.4
Health policy benefits                           820.1     673.6     833.1     566.9     659.7
Underwriting, acquisition,
insurance and other expenses                    1247.0    1430.8    1572.9    1888.7    2267.6
Interest                                          72.5      84.7      92.5     117.1     133.7
                                                ------    ------    ------    ------    ------
Total Benefits and Expenses                     4170.9    4225.4    4857.2    5334.6    6206.4
                                                ------    ------    ------    ------    ------
Income from Operations Before Tax                175.5     415.7     (81.3)    733.4     594.4

Federal income taxes                              34.6     116.9     (30.6)    203.0     118.9
                                                ------    ------    ------    ------    ------
Income from Continuing Operations                140.8     298.8     (50.6)    530.4     475.5

Discontinued Operations                          180.8     157.2     911.8
Restructuring charges                                                          (34.3)    (18.9)
Realized gains on investments                    102.2      57.6      72.9      13.7       3.8
                                                ------    ------    ------    ------    ------
Realized gains on sale of subsidiary              58.3
Net Income                                       482.2     513.6     934.0     509.8     460.4
                                                ------    ------    ------    ------    ------

------------------------------------------------------------------------------------------------------------------

                                                   Dec       Mar       Jun       Sep       Dec       Mar       Jun
                                                  1997      1998      1998      1998      1998      1999      1999
                                                ------    ------    ------    ------    ------    ------    ------
Operating Revenue
Life and annuity premiums                        213.4     205.2     201.5     230.8     348.0     284.2     274.0
Surrender charges                                 11.1      21.8      21.3      21.5      26.9      25.5      27.1
Mortality assessments                             48.9      89.0      93.4      67.7     130.0     137.3     122.2
Expense assessments                              160.4     189.1     213.8     201.9     198.2     215.3     231.5
Health premiums                                  131.8     142.4     172.5     155.8     164.5     154.9     160.3
Investment advisory fees                          52.6      58.0      59.0      52.5      57.5      58.8      56.3
Other revenue and fees                            50.5      58.7      61.1      64.8      76.4      86.4     109.0
Net investment income                            585.1     658.4     658.7     649.6     714.7     709.5     700.8
Earnings in Unconsolidated Affiliates              0.5       1.5       0.7      (0.2)      1.3       1.6       1.1
                                                ------    ------    ------    ------    ------    ------    ------
Operating Revenue                               1254.3    1424.1    1482.0    1444.3    1717.6    1673.4    1682.4
                                                ------    ------    ------    ------    ------    ------    ------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 442.4     254.8     278.6     264.3     440.0     344.6     335.5
Div accum & div to policyholders                   4.6      19.6       9.8      20.7      27.9      21.5      22.5
Interest credited to policy bal.                 305.0     378.6     348.5     338.5     380.6     375.1     377.1
Health policy benefits                           290.2     134.3     158.9     142.6     131.0     145.5     166.6
Underwriting, acquisition,
insurance and other expenses                     403.4     439.0     470.2     472.3     507.2     534.2     542.0
Interest                                          22.5      23.4      27.7      32.5      33.5      33.1      32.6
                                                ------    ------    ------    ------    ------    ------    ------
Total Benefits and Expenses                     1468.1    1249.6    1293.8    1271.0    1520.3    1454.1    1476.3
                                                ------    ------    ------    ------    ------    ------    ------

Income from Operations Before Tax/Min Int.      (213.8)    174.5     188.2     173.4     197.4     219.3     206.1

Federal income taxes                             (47.2)     46.4      56.0      42.6      58.0      63.6      54.2
                                                ------    ------    ------    ------    ------    ------    ------
Inc from Operations Before Min Int              (166.6)    128.1     132.2     130.7     139.4     155.7     151.8

Minority Interest
                                                ------    ------    ------    ------    ------    ------    ------
Income from Operations                          (166.6)    128.1     132.2     130.7     139.4     155.7     151.8

Restructuring charges                                      (20.0)                        (14.3)    (12.1)
Realized gains on investments                     28.9      13.9      16.5     (17.3)      0.5       1.5      (3.5)
                                                ------    ------    ------    ------    ------    ------    ------
Net Income                                      (137.7)    122.0     148.7     113.4     125.6     145.1     148.4
                                                ======    ======    ======    ======    ======    ======    ======

                                                   Sep       Dec       Mar       Jun       Sep
                                                  1999      1999      2000      2000      2000
                                                ------    ------    ------    ------    ------
Operating Revenue
Life and annuity premiums                        263.8     361.1     331.2     337.1     339.0
Surrender charges                                 28.4      29.2      28.7      29.8      25.9
Mortality assessments                            118.2     118.7     118.5     122.5     125.9
Expense assessments                              245.9     238.3     261.1     258.6     273.4
Health premiums                                  149.6     233.6      58.4     144.0     117.9
Investment advisory fees                          54.6      54.1      54.0      52.2      53.3
Other revenue and fees                            77.9      71.2     106.1      88.7     106.0
Net investment income                            697.1     700.1     711.1     673.8     690.0
Earnings in Unconsolidated Affiliates              1.2       1.8       1.0      (3.6)      1.6
                                                ------    ------    ------    ------    ------
Operating Revenue                               1636.7    1808.2    1670.2    1703.0    1733.1
                                                ------    ------    ------    ------    ------

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 294.0     572.5     356.1     370.1     390.2
Div accum & div to policyholders                  21.2      23.3      21.7      20.2      18.2
Interest credited to policy bal.                 369.7     388.5     373.9     366.8     362.0
Health policy benefits                           189.8     157.8     114.3     119.9     123.0
Underwriting, acquisition,
insurance and other expenses                     546.3     645.1     535.9     549.5     544.3
Interest                                          33.3      34.7      36.3      35.4      34.4
                                                ------    ------    ------    ------    ------
Total Benefits and Expenses                     1454.1    1821.8    1438.2    1461.9    1472.2
                                                ------    ------    ------    ------    ------

Income from Operations Before Tax/Min Int.       182.6     (13.6)    232.0     241.1     260.8

Federal income taxes                              51.2     (50.2)     61.6      67.9      70.1
                                                ------    ------    ------    ------    ------
Inc from Operations Before Min Int               131.4      36.6     170.4     173.2     190.7

Minority Interest                                                     (0.2)      0.2       0.0
                                                ------    ------    ------    ------    ------
Income from Operations                           131.4      36.6     170.6     173.0     190.7

Restructuring charges                             (3.2)     (3.6)               (2.7)    (40.5)
Realized gains on investments                      4.1       1.6      (0.4)     (6.7)    (11.6)
                                                ------    ------    ------    ------    ------
Net Income                                       132.3      34.6     170.2     163.6     138.6
                                                ======    ======    ======    ======    ======





Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

                                              Life Insurance           Annuities          Lincoln UK          Reinsurance
                                          ------------------  ------------------   -----------------   ------------------

ASSETS                                         Sep       Dec       Sep       Dec       Sep       Dec       Sep        Dec
                                              2000      1999      2000      1999      2000      1999      2000       1999
                                          --------  --------  --------  --------   -------   -------   -------    -------
Investments
Corporate bonds                            7,481.7   7,231.7   8,120.2   8,994.0     310.6     386.5   2,473.7    2,378.3
U.S. government bonds                         86.7      83.7      19.9      21.1                         248.0      226.2
Foreign government bonds                     145.0     169.9     124.2     216.1     454.7     395.3      81.3       82.1
Asset/Mortgage backed securities           1,152.6   1,193.4   2,222.6   2,486.3                         262.9      263.6
State and municipal bonds                      7.8       7.7       6.2       6.6                           0.3        0.3
Preferred stocks-redeemable                   27.2      26.8     115.8     112.2                           4.1        3.8
Common stocks                                  9.9      15.0                         271.4     315.2       2.2        2.2
Preferred stocks-equity                       10.8      13.7      44.9      44.1                           0.0        0.0
Mortgage loans                             1,929.9   1,987.9   2,134.3   2,275.9       0.3       0.4     348.7      315.3
Real estate                                                                            0.3       0.4
Policy loans                               1,416.7   1,389.1     508.3     490.9      10.7      12.5
Other long-term investments                   13.8       3.6       0.9       7.5                          26.8       35.0
                                          --------  --------  --------  --------   -------   -------   -------    -------
Total Investments                         12,282.1  12,122.5  13,297.2  14,654.8   1,048.0   1,110.2   3,447.9    3,307.0



Intercompany investments                   1,593.0   1,195.8   3,179.8   2,730.9                         627.8      594.0
Invest in unconsol affiliates                                                                              5.8       25.8
Cash and invested cash                       (45.8)    (14.4)   (147.5)   (130.8)    290.2     258.2      14.0      141.2
Property and equipment                         5.1       3.0       0.2                52.0      56.7      12.7       10.2
Premium and fees receivable                   10.4      26.0       0.1       0.1                         185.7      190.3
Accrued investment income                    213.1     193.1     194.8     202.5      19.9      20.4      51.8       52.3
Assets held in separate accounts           1,264.7   1,039.3  42,698.7  41,770.5   6,499.4   7,220.4
Federal income tax recoverable
Amount recoverable from reinsurers         2,164.3   2,291.0     137.1     133.5                       1,651.1    1,710.3
Deferred acquisition costs                 1,052.3     901.4     833.9     811.0     637.5     679.7     440.7      331.3
Other intangible assets                    1,071.0   1,159.7     179.0     193.6     270.3     301.8      13.2       14.2
Goodwill                                     884.7     902.4      45.5      44.6      13.0      46.5      34.1       97.9
Other                                        214.4     121.4     107.5       3.4      36.1      18.9     317.3      283.1
                                          --------  --------  --------  --------   -------   -------   -------    -------
Total Assets                              20,709.1  19,941.3  60,526.5  60,414.0   8,866.6   9,712.8   6,802.1    6,757.7
                                          ========  ========  ========  ========   =======   =======   =======    =======
-------------------------------------------------------------------------------------------------------------------------
                                                  Investment       Corporate and       Consolidating
                                                  Management    Other Operations         Adjustments         Consolidated
                                          ------------------  ------------------   -----------------   ------------------
ASSETS                                         Sep       Dec       Sep       Dec       Sep       Dec       Sep        Dec
                                              2000      1999      2000      1999      2000      1999      2000       1999
                                          --------  --------  --------  --------   -------   -------   -------    -------
Investments
Corporate bonds                              336.7     383.3   2,341.9   1,745.6                      21,064.7   21,119.5
U.S. government bonds                          0.2       0.3     220.6     206.9                         575.5      538.3
Foreign government bonds                                         472.5     584.2                       1,277.7    1,447.5
Asset/Mortgage backed securities              49.6      59.6     484.9     401.0                       4,172.5    4,404.0
State and municipal bonds                                                                                 14.3       14.7
Preferred stocks-redeemable                    9.5       9.2       3.0      12.7                         159.5      164.7
Common stocks                                                    196.5     182.0                         479.9      514.5
Preferred stocks-equity                        2.3       2.0      32.3      29.7                          90.3       89.5
Mortgage loans                                97.5     113.9     256.5      42.1                       4,767.3    4,735.4
Real estate                                                      298.4     256.3      (1.1)     (0.4)    297.6      256.2
Policy loans                                                                                           1,935.6    1,892.4
Other long-term investments                              5.4   1,679.1   1,601.6  (1,250.0) (1,251.3)    470.5      401.8
                                          --------  --------  --------  --------   -------   -------   -------    -------
Total Investments                            495.7     573.6   5,985.6   5,062.1  (1,251.2) (1,251.7) 35,305.4   35,578.4


Intercompany investments                     220.9     208.4    (494.6)    310.1  (5,126.9) (5,039.2)      0.0        0.0
Invest in unconsol affiliates                                                                              5.8       25.8
Cash and invested cash                        72.2      55.5   1,252.8   1,809.2              (223.0)  1,435.9    1,895.9
Property and equipment                        21.6      21.5     122.2     112.4                         213.8      203.8
Premium and fees receivable                   43.8      52.2       0.8       1.3       0.0     (10.3)    240.8      259.6
Accrued investment income                      8.3       8.4      81.2      56.4                         569.2      533.2
Assets held in separate accounts                                             1.8   3,948.1   3,622.3  54,410.9   53,654.2
Federal income tax recoverable                                                       267.3     345.0     267.3      345.0
Amount recoverable from reinsurers                                31.3      28.8    (209.0)   (209.3)  3,774.7    3,954.3
Deferred acquisition costs                                         3.0       3.4      80.5      73.5   3,048.0    2,800.3
Other intangible assets                       64.9      77.1                                           1,598.4    1,746.5
Goodwill                                     320.9     333.2                 0.2      (1.6)     (1.7)  1,296.6    1,423.0
Other                                        195.3     153.2     515.2     327.4    (309.4)   (231.8)  1,076.4      675.7
                                          --------  --------  --------  --------   -------   -------   -------    -------
Total Assets                               1,443.6   1,483.1   7,497.5   7,712.9  (2,602.3) (2,926.0)103,243.1  103,095.7
                                          ========  ========  ========  ========   =======   =======   =======    =======






Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

                                                    Life Insurance            Annuities             Lincoln UK          Reinsurance
                                             ---------------------    ------------------    ------------------  -------------------
LIABILITIES and SHAREHOLDERS' EQUITY              Sep          Dec         Sep       Dec         Sep       Dec       Sep       Dec
                                                 2000         1999        2000      1999        2000      1999      2000      1999
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                     12671.2      12370.2      2531.5    2511.8      1519.9    1548.0     889.0     768.7
Premium deposit funds                          2987.6       3249.1     13684.9   14844.7        34.0      55.2     790.3     839.6
Participating policyholders' funds              135.4        132.0
Other policyholders' funds                      494.1        466.1                                                   6.6       6.4
Unpaid claims - life and health                  93.7        103.9         4.0       3.4        37.4      43.0    1067.3    1119.0
Health reserves                                   0.1          0.1        50.2      51.8                          2440.7    2429.6
Unearned premiums                                 0.1          0.1                                                  51.9      74.8
Liab related to separate accounts              1264.7       1039.3     42698.7   41770.5      6499.4    7220.4
                                             --------     --------    --------  --------    --------  --------  --------  --------
Total Insurance and Inv Contract Liabilities  17646.8      17360.8     58919.0   59130.4      8140.9    8918.5    5245.7    5238.2


Federal income taxes                           (189.1)      (272.1)     (147.6)   (203.0)       32.3      72.7     (11.0)    (15.6)
Short-term debt                                                0.3                                                 201.7     161.0
Long-term debt
Minority Interest in pref. securities of sub.

Other liabilities                               499.1        110.9       327.5     285.7       179.5     154.1     286.5     328.7
                                             --------     --------    --------  --------    --------  --------  --------  --------
Total Liabilities                             17956.7      17199.9     59098.8   59213.1      8352.8    9145.3    5722.9    5712.3
                                             --------     --------    --------  --------    --------  --------  --------  --------

Net unrealized gains on securities             (119.6)      (144.3)      (83.0)   (105.0)       43.5      46.4     (16.0)    (40.1)
Other shareholders' equity                     2872.0       2885.7      1510.7    1305.8       470.4     521.1    1095.2    1085.4

                                             --------     --------    --------  --------    --------  --------  --------  --------
Shareholders' Equity                           2752.4       2741.3      1427.6    1200.9       513.8     567.5    1079.2    1045.4
                                             --------     --------    --------  --------    --------  --------  --------  --------

Total Liabilities and S/Hs' Equity            20709.1      19941.3     60526.5   60414.0      8866.6    9712.8    6802.1    6757.7
                                             ========     ========    ========  ========    ========  ========  ========  ========

-----------------------------------------------------------------------------------------------------------------------------------

                                                    Investment            Corporate and         Consolidating
                                                    Management          Other Operations         Adjustments        Consolidated
                                             ---------------------    -------------------   ------------------  -------------------
LIABILITIES and SHAREHOLDERS' EQUITY              Sep          Dec         Sep       Dec         Sep       Dec       Sep       Dec
                                                 2000         1999        2000      1999        2000      1999      2000      1999

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                                                                     (111.5)   (127.4)  17500.0   17071.4
Premium deposit funds                                                                          575.4     635.4   18072.1   19624.1
Participating policyholders' funds                                                                                 135.4     132.0
Other policyholders' funds                                                                                         500.7     472.6
Unpaid claims - life and health                                            0.4       0.5        (0.0)     (0.0)   1202.8    1269.8
Health reserves                                                           29.3      26.2                          2520.2    2507.8
Unearned premiums                                                         (0.2)      1.0                            51.8      75.8
Liab related to separate accounts                                                    1.8      3948.1    3622.3   54410.9   53654.2
                                             --------     --------    --------  --------    --------  --------  --------  --------
Total Insurance and Inv Contract Liabilities                              29.6      29.5      4412.0    4130.4   94394.0   94807.7


Federal income taxes                             34.6         33.4         3.5      27.8       277.4     356.8
Short-term debt                                                          355.7     677.4      (227.1)   (378.5)    330.3     460.2
Long-term debt                                                          1962.2    1962.0     (1250.0)  (1250.0)    712.2     712.0
Minority Interest in pref. securities of sub.                            745.0     745.0                           745.0     745.0
Other liabilities                               853.5        886.2      1050.4    1069.5      (673.5)   (728.3)   2522.9    2107.0
                                             --------     --------    --------  --------    --------  --------  --------  --------
Total Liabilities                               888.1        919.7      4146.5    4511.1      2538.7    2130.4   98704.5   98831.9
                                             --------     --------    --------  --------    --------  --------  --------  --------

Net unrealized gains on securities               (3.3)        (3.2)     (151.8)   (201.8)       (7.5)    (17.8)   (337.7)   (465.7)
Other shareholders' equity                      558.8        566.6      3502.8    3403.6     (5133.5)  (5038.7)   4876.3    4729.6

                                             --------     --------    --------  --------    --------  --------  --------  --------
Shareholders' Equity                            555.5        563.4      3351.0    3201.8     (5141.0)  (5056.5)   4538.6    4263.9
                                             --------     --------    --------  --------    --------  --------  --------  --------

Total Liabilities and S/Hs' Equity             1443.6       1483.1      7497.5    7712.9     (2602.3)  (2926.0) 103243.1  103095.7
                                             ========     ========    ========  ========    ========  ========  ========  ========






Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                           1995              1996              1997               1998               1999
                                               -------           --------         ----------         ----------         ----------

Investments
Corporate bonds                                14492.5            15451.0            16633.3            22505.2            21119.5
U.S. government bonds                            768.0             1305.1              662.4             1134.6              538.3
Foreign government bonds                        1354.7             1781.4             1804.4             1321.2             1447.5
Mortgage backed securities                      5248.5             5144.5             4529.3             5080.5             4404.0
State and municipal bonds                         12.4              237.2              241.4               16.7               14.7
Preferred stocks-redeemable                       42.2              177.4              195.5              174.6              164.7
Common stocks                                    665.5              486.3              572.3              463.1              514.5
Preferred stocks-equity                           61.7               71.2               88.2               79.8               89.5
Mortgage loans                                  3153.6             3240.7             3288.1             4393.1             4735.4
Real estate                                      775.9              655.0              576.0              488.7              256.2
Policy loans                                     580.5              734.8              763.1             1840.0             1892.4
Other long-term investments                      358.9              445.3              464.8              432.0              401.8
                                               -------           --------         ----------         ----------         ----------
Total Investments                              27514.4            29730.0            29818.8            37929.5            35578.4

Invest in unconsol affiliates                      5.4               21.0               21.0               18.8               25.8
Cash and invested cash                          1452.2             1144.8             3794.7             2433.4             1895.9
Property and equipment                           172.5              196.0              189.8              174.8              203.8
Premiums and fees receivable                     160.0              237.3              197.5              246.2              259.6
Accrued investment income                        395.5              417.6              423.0              528.5              533.2
Assets held in separate accounts               22769.1            28809.1            37138.8            43408.9            53654.2
Federal income taxes recoverable                                                                          204.1              345.0
Amounts recoverable from reinsurers             2261.7             2328.5             2350.8             3127.1             3954.3
Deferred acquisition costs                      1237.5             1689.7             1623.8             1964.4             2800.3
Other intangible assets                          528.9              708.4              613.9             1848.4             1746.5
Goodwill                                         365.4              351.7              457.7             1484.3             1423.0
Other                                            708.8              596.4              544.8              468.0              675.7
Discontinued operations - assets                5686.4             5482.7
                                               -------           --------         ----------         ----------         ----------
Total Assets                                   63257.7            71713.4            77174.7            93836.3           103095.7
                                               =======           ========         ==========         ==========         ==========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                       7399.1             7812.4             8228.7            16434.2            17071.4
Health reserves                                 2089.0             2153.0             2300.4             2600.1             2507.8
Unpaid claims-life and health                    426.2              438.8              682.0             1043.4             1269.8
Unearned premiums                                 93.1               53.7               55.3               62.3               75.8
Premium deposit funds                          18489.4            20894.6            19803.0            20171.9            19624.1
Participating policyholders' funds                91.9               81.9               79.8              142.7              132.0
Other policyholders' funds                       193.0              188.9              180.6              438.4              472.6
Liab related to separate accounts              22769.1            28809.1            37138.8            43408.9            53654.2
                                               -------           --------         ----------         ----------         ----------
Total Ins and Inv Contr Liabilities            51550.8            60432.4            68468.5            84301.9            94807.7

Federal income taxes                             230.6              161.5              487.8
Short-term debt                                  426.8              189.0              297.2              314.6              460.2
Long-term debt                                   659.3              626.3              511.0              712.2              712.0
Minority Interest - pref sec of a sub                               315.0              315.0              745.0              745.0
Other liabilities                               2061.1             1417.4             2112.2             2374.6             2107.0
Discontinued operations - liabilities           3950.9             4101.9
                                               -------           --------         ----------         ----------         ----------
Total Liabilities                              58879.6            67243.5            72191.8            88448.3            98831.9
                                               -------           --------         ----------         ----------         ----------

S/Hs' equity-unrealized gains-cont op.           485.2              276.4              436.0              552.4             (465.7)
S/Hs' equity-unrealized gains-disc op.           213.0              136.4
S/Hs' equity-foreign currency                     13.4               66.4               46.2               49.9               30.0
S/Hs' equity-other                              3666.5             3990.7             4500.8             4785.6             4699.6
                                               -------           --------         ----------         ----------         ----------
Total Shareholders' Equity                      4378.1             4470.0             4982.9             5387.9             4263.9
                                               -------           --------         ----------         ----------         ----------

                                               -------           --------         ----------         ----------         ----------
Total Liabilities
and Shareholders' Equity                       63257.7            71713.4            77174.7            93836.3           103095.7
                                               =======           ========         ==========         ==========         ==========
Shareholders' Equity Per Share
[Book Value, Securities at Cost]                $17.61             $19.51             $22.48             $23.86             $24.14
Common shares outstanding                        209.0              207.9              202.3              202.6              196.0





Quarterly Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]


                                             Dec         Mar         Jun         Sep         Dec         Mar
                                            1997        1998        1998        1998        1998        1999
ASSETS

Investments
Corporate bonds                          16633.3     19447.1     20034.2     20986.1     22505.2     22450.1
U.S. government bonds                      662.4       764.9       812.3       968.1      1134.6      1489.4
Foreign government bonds                  1804.4      1897.9      1681.4      1519.2      1321.2      1373.7
Mortgage backed securities                4529.3      5069.2      4908.3      4857.6      5080.5      5068.6
State and municipal bonds                  241.4       163.4       162.8        62.9        16.7        16.2
Preferred stocks - redeemable              195.5       190.2       188.0       160.0       174.6       179.8
Common stocks                              572.3       732.8       567.6       424.4       463.1       399.5
Preferred stocks-equity                     88.2        91.9        81.3        80.5        79.8        81.3
Mortgage loans                            3288.1      4556.6      4434.9      4329.3      4393.1      4344.6
Real estate                                576.0       567.7       499.0       459.6       488.7       471.8
Policy loans                               763.1      1404.8      1499.6      1517.1      1840.0      1842.4
Other long-term investments                464.8       343.5       402.6       399.1       432.0       411.9
                                         -------     -------    --------     -------    --------    --------
Total Investments                        29818.8       35230     35271.8     35763.9     37929.5     38129.4

Invest in unconsol affiliates               21.0        22.5        23.1        17.4        18.8        20.5
Cash and invested cash                    3794.7      2641.7      2414.1      2725.4      2433.4      2327.0
Property and equipment                     189.8       191.0       191.7       200.9       174.8       178.0
Premiums and fees receivable               197.5       204.6       250.8       241.6       246.2       241.8
Accrued investment income                  423.0       516.8       508.0       547.2       528.5       585.6
Assets held in separate accounts         37138.8     41741.3     42247.2     37559.0     43408.9     44339.4
Federal income taxes recoverable                        78.5       188.9                   204.1       286.0
Amount recoverable from reinsurers        2350.8      2290.3      2373.5      2454.5      3127.1      3124.5
Deferred acquisition costs                1623.8      1695.7      1749.3      1848.0      1964.4      2112.2
Other intangible assets                    613.9      1536.6      1255.0      1241.8      1848.4      1845.4
Goodwill                                   457.7      1049.3      1168.7      1153.1      1484.3      1404.6
Other                                      544.8       686.3       722.5       853.5       468.0       755.8
                                         -------     -------    --------     -------    --------    --------
Total Assets                             77174.7     87884.5     88364.6     84606.2     93836.3     95350.3
                                         =======     =======    ========     =======    ========    ========


Continued
                                             Jun         Sep         Dec         Mar         Jun         Sep
                                            1999        1999        1999        2000        2000        2000
ASSETS

Investments
Corporate bonds                          21888.5     21560.5     21119.5     21188.0     20719.1     21064.7
U.S. government bonds                     1367.8       991.0       538.3       572.4       566.2       575.5
Foreign government bonds                  1339.7      1369.6      1447.5      1416.4      1377.4      1277.7
Mortgage backed securities                4788.5      4601.2      4404.0      4393.4      4242.4      4172.5
State and municipal bonds                   19.1        14.8        14.7        14.7        14.1        14.3
Preferred stocks - redeemable              175.8       171.3       164.7       159.7       159.2       159.5
Common stocks                              419.0       423.9       514.5       496.4       467.8       479.9
Preferred stocks-equity                     86.7        82.7        89.5        91.3        92.2        90.3
Mortgage loans                            4570.5      4772.7      4735.4      4833.9      4783.8      4767.3
Real estate                                449.8       280.3       256.2       283.4       282.1       297.6
Policy loans                              1847.4      1863.2      1892.4      1896.3      1914.7      1935.6
Other long-term investments                409.9       401.2       401.8       428.8       438.2       470.5
Total Investments                        37362.6     36532.4     35578.4     35774.6     35057.2     35305.4
                                         -------     -------    --------    --------    --------    --------

Invest in unconsol affiliates               22.3        23.4        25.8                    (0.9)        5.8
Cash and invested cash                    2151.1      2342.9      1895.9      1510.1      1619.3      1435.9
Property and equipment                     180.7       191.9       203.8       207.7       205.5       213.8
Premiums and fees receivable               269.0       296.0       259.6       190.2       247.8       240.8
Accrued investment income                  569.1       602.9       533.2       575.0       544.0       569.2
Assets held in separate accounts         47864.3     46228.8     53654.2     56907.6     54924.2     54410.9
Federal income taxes recoverable           478.4       457.3       345.0       300.4       246.1       267.3
Amount recoverable from reinsurers        3121.3      3315.6      3954.3      3851.0      3775.3      3774.7
Deferred acquisition costs                2398.3      2614.5      2800.3      2870.4      2968.0      3048.0
Other intangible assets                   1764.9      1760.6      1746.5      1705.5      1646.7      1598.4
Goodwill                                  1428.3      1435.0      1423.0      1349.6      1335.4      1296.6
Other                                      651.1       699.3       675.7      1097.8      1279.1      1076.4
                                         -------     -------    --------     -------    --------    --------
Total Assets                             98261.4     96500.7    103095.7    106340.0    103847.6    103243.1
                                         =======     =======    ========    ========    ========    ========


Continued

                                             Dec         Mar         Jun         Sep         Dec         Mar
                                            1997        1998        1998        1998        1998        1999
LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                 8228.7     12709.8     14103.3     12993.8     16434.2     16590.3
Health reserves                           2300.4      2481.9      2547.5      2435.4      2600.1      2562.3
Unpaid claims-life and health              682.0       652.3       740.4       768.4      1043.4      1022.9
Unearned premiums                           55.3        55.2        61.3        66.0        62.3        68.8
Premium deposit funds                    19803.0     20715.0     19094.9     20210.3     20171.9     20027.8
Participating policyholders' funds          79.8        83.3        74.8        86.3       142.7       132.6
Other policyholders' funds                 180.6       235.8       233.8       235.7       438.4       440.4
Liab related to separate accounts        37138.8     41741.3     42247.2     37559.0     43408.9     44339.4
                                         -------     -------    --------     -------    --------    --------
Total Ins and Inv Contr Liabilities      68468.5     78674.8     79103.1     74355.0     84301.9     85184.6

Federal income taxes                       487.8                                   3
Short-term debt                            297.2       364.9       277.1       354.4       314.6       281.8
Long-term debt                             511.0       811.7       811.8       712.0       712.2       712.1
Minority Interest - pref sec of a sub      315.0       315.0       315.0       745.0       745.0       745.0
Other liabilities                         2112.2      2663.9      2706.8      2909.2      2374.6      3319.3
                                         -------     -------    --------     -------    --------    --------
Total Liabilities                        72191.8     82830.3     83213.8     79078.6     88448.3     90242.9
                                         -------     -------    --------     -------    --------    --------

S/Hs' equity-unrealized gains-cont. op.    436.0       475.0       469.5       773.7       552.4       254.6
S/Hs' equity-foreign currency               51.4        57.6        57.0        65.0        55.2        35.3
S/Hs' equity-other                        4495.5      4521.6      4624.3      4688.9      4780.4      4817.5
                                         -------     -------    --------     -------    --------    --------
Total Shareholders' Equity                4982.9      5054.2      5150.8      5527.6      5387.9      5107.4
                                         -------     -------    --------     -------    --------    --------

Total Liabilities
and Shareholders' Equity                 77174.7     87884.5     88364.6     84606.2     93836.3     95350.3
                                         =======     =======    ========     =======    ========    ========

Shareholders' Equity Per Share
[Book Value, Securities at Cost]          $22.48      $22.76      $23.22      $23.47      $23.86      $24.04
Common shares outstanding                  202.3       201.2       201.6       202.6       202.6       201.8


Continued
                                             Jun         Sep         Dec         Mar         Jun         Sep
                                            1999        1999        1999        2000        2000        2000
LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                16536.4     16760.5     17071.4     17172.1     17247.3     17500.0
Health reserves                           2528.2      2511.3      2507.8      2547.4      2494.2      2520.2
Unpaid claims-life and health             1064.9      1162.6      1269.8      1177.3      1204.1      1202.8
Unearned premiums                           68.7        62.5        75.8        57.1        52.8        51.8
Premium deposit funds                    20012.6     19988.9     19624.1     18899.3     18407.2     18072.1
Participating policyholders' funds         125.7       120.2       132.0       130.7       130.4       135.4
Other policyholders' funds                 441.2       445.9       472.6       478.9       490.6       500.7
Liab related to separate accounts        47864.3     46228.8     53654.2     56907.6     54924.2     54410.9
                                         -------     -------    --------    --------    --------    --------
Total Ins and Inv Contr Liabilities      88642.1     87280.8     94807.7     97370.5     94950.8     94394.0

Federal income taxes
Short-term debt                            380.2       367.7       460.2       474.2       355.7       330.3
Long-term debt                             712.1       712.0       712.0       712.0       712.1       712.2
Minority Interest - pref sec of a sub      745.0       745.0       745.0       745.0       745.0       745.0
Other liabilities                         2964.7      2733.0      2107.0      2697.9      2860.3      2522.9
                                         -------     -------    --------    --------    --------    --------
Total Liabilities                        93444.1     91838.5     98831.9    101999.6     99623.9     98704.5
                                         -------     -------    --------    --------    --------    --------

S/Hs' equity-unrealized gains-cont. op.     (1.1)     (103.8)     (465.7)     (411.2)     (556.6)     (337.7)
S/Hs' equity-foreign currency               25.9        45.4        35.2        28.0        27.1        25.1
S/Hs' equity-other                        4792.6      4720.5      4694.3      4723.6      4753.2      4851.2
Total Shareholders' Equity                4817.4      4662.2      4263.9      4340.4      4223.7      4538.6

Total Liabilities
and Shareholders' Equity                 98261.4     96500.7    103095.7    106340.0    103847.6    103243.1
                                         =======     =======    ========    ========    ========    ========

Shareholders' Equity Per Share
[Book Value, Securities at Cost]          $24.18      $24.28      $24.14      $24.58      $25.01      $25.43
Common shares outstanding                  199.3       196.3       196.0       193.3       191.1       191.8






Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

                                                   1995             1996             1997              1998                1999
                                                  ------           ------           ------            ------              ------
Operating Revenue
Premiums                                            58.9             63.1             65.8             186.5               236.2
Surrender charges                                   13.7             14.6             13.1              55.2                69.1
Mortality assessments                              152.9            159.7            161.2             350.1               444.6
Expense assessments                                 27.4             27.3             28.9             146.3               165.9
Other revenue and fees                              19.5             18.0             11.3               3.9                16.3
Net investment income                              451.3            456.1            453.3             818.6              1016.0
                                                  ------           ------           ------            ------              ------
Operating Revenue                                  723.5            738.9            733.6            1560.6              1948.2
                                                  ------           ------           ------            ------              ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                           128.0            137.3            144.9             372.0               431.0
Div accum & div to policyholders                    22.8             24.1             20.4              70.7                81.5
Interest credited to policy bal.                   278.6            278.4            270.6             499.9               599.1
Underwriting, acquisition,
insurance and other expenses                       200.1            195.7            202.9             338.6               464.7
Interest expense                                     0.0              0.0              0.0               0.1                 0.1
                                                  ------           ------           ------            ------              ------
Total Benefits & Expenses                          629.6            635.5            638.8            1281.3              1576.4
                                                  ------           ------           ------            ------              ------

Income from Operations Before Tax                   94.0            103.4             94.8             279.3               371.8

Federal income taxes                                33.6             33.7             27.0              99.0               135.2
                                                  ------           ------           ------            ------              ------
Income from Operations                              60.4             69.7             67.7             180.4               236.6
                                                  ------           ------           ------            ------              ------

Realized gain on investments                        10.6             16.3              6.1              (2.2)               (1.0)
Restructuring charges                                                                                  (20.0)
                                                  ------           ------           ------            ------              ------
Net Income                                          70.9             86.1             73.9             158.1               235.6
                                                  ======           ======           ======            ======              ======

Effective tax rate                                  35.7%            32.6%            28.5%             35.4%               36.4%

Operating Revenue                                  723.5            738.9            733.6            1560.6              1948.2
Realized gains on investments                       17.6             30.7             14.1              (1.8)               (2.9)
                                                  ------           ------           ------            ------              ------
Total Revenue                                      741.1            769.6            747.8            1558.9              1945.3
                                                  ======           ======           ======            ======              ======


Average capital                                    574.7            636.8            618.2            2141.8              2919.1
Return on average capital                           10.5%            11.0%            11.0%              8.4%                8.1%


First Year Premiums by Product (Billions)
Lincoln Life
Universal Life                                                                                                             0.225
Variable Universal Life                                                                                                    0.129
Whole Life                                                                                                                 0.024
Term                                                                                                                       0.004
Subtotal                                                                                                                   0.381
Corporate Owned Life Insurance (COLI)                                                                                      0.015
                                                  ------           ------           ------            ------              ------
Total Lincoln Life                                 0.167            0.082            0.071             0.238               0.396
                                                  ------           ------           ------            ------              ------

First Penn-Pacific
Universal Life                                                                                                             0.114
Term                                                                                                                       0.047
                                                  ------           ------           ------            ------              ------
Total First Penn-Pacific                                            0.134            0.134             0.154               0.160
                                                  ------           ------           ------            ------              ------
Total  Segment by Product                          0.167            0.216            0.205             0.391               0.556
                                                  ======           ======           ======            ======              ======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                                                                                                 0.181
Lincoln Financial Distributors                                                                                             0.215
                                                  ------           ------           ------            ------              ------
Lincoln Life by Distribution                       0.167            0.082            0.071             0.238               0.396
                                                  ======           ======           ======            ======              ======


Individual Life Insurance In-Force (Billions)
Universal Life & Other                            32.227           32.876           32.827           105.837             109.288
Term Insurance                                     3.824           16.284           30.337            67.076              85.701
                                                  ------           ------           ------           -------             -------
Total  Life Segment In-Force                      36.051           49.160           63.164           172.914             194.988
                                                  ======           ======           ======           =======             =======






For the Quarter Ended                                  Dec       Mar       Jun       Sep       Dec       Mar
                                                      1997      1998      1998      1998      1998      1999
                                                   -------   -------   -------   -------   -------   -------
Operating Revenue
Premiums                                              15.1      32.6      32.7      41.0      80.2      54.5
Surrender charges                                      3.4      12.9      12.4      11.8      18.1      15.4
Mortality assessments                                 42.8      82.6      85.3      60.4     121.8     108.8
Expense assessments                                    7.3      29.1      29.9      36.5      50.8      39.6
Other revenue and fees                                 1.8       5.6      (4.5)      0.1       2.8       2.0
Net investment income                                112.7     184.8     194.5     188.7     250.6     252.4
                                                   -------   -------   -------   -------   -------   -------
Operating Revenue                                    183.1     347.6     350.2     338.5     524.3     472.7
                                                   -------   -------   -------   -------   -------   -------

Benefits and Expenses
Benefits paid or provided:
Benefits                                              38.1      77.1      87.7      72.2     135.0     103.6
Div accum & div to policyholders                       2.3      17.8       8.3      18.4      26.3      20.3
Interest credited to policy bal.                      66.6     132.5     118.3     101.0     148.1     151.6
Underwriting, acquisition,
insurance and other expenses                          51.8      71.3      68.8      79.4     119.2     111.4
                                                   -------   -------   -------   -------   -------   -------
Total Benefits & Expenses                            158.8     298.6     283.1     271.0     428.6     386.9
                                                   -------   -------   -------   -------   -------   -------

Income from Operations Before Tax                     24.3      49.0      67.1      67.5      95.8      85.8

Federal income taxes                                   5.4      16.8      22.8      23.0      36.4      31.3
                                                   -------   -------   -------   -------   -------   -------
Income from Operations                                18.9      32.2      44.3      44.5      59.3      54.5

Realized gain on investments                          (4.4)      1.8       5.4      (3.2)     (6.2)     (2.0)
Restructuring charges                                          (20.0)
                                                   -------   -------   -------   -------   -------   -------
Net Income                                            14.5      14.0      49.7      41.3      53.1      52.6
                                                   =======   =======   =======   =======   =======   =======

Effective tax rate                                    22.1%     34.3%     33.9%     34.0%     38.0%     36.5%

Operating Revenue                                    183.1     347.6     350.2     338.5     524.3     472.7
Realized gains on investments                         (5.0)      3.2         9      (4.1)     (9.9)     (3.6)
                                                   -------   -------   -------   -------   -------   -------
Total Revenue                                        178.1     350.8     359.2     334.4     514.4     469.1
                                                   =======   =======   =======   =======   =======   =======

Average capital                                      619.7    1754.7    2012.4    2078.0    2722.2    2931.6
Return on average capital                             12.2%      7.3%      8.8%      8.6%      8.7%      7.4%


Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                Jun       Sep       Dec       Mar       Jun       Sep
                                                    1999      1999      1999      2000      2000      2000
                                                 -------   -------   -------   -------   -------   -------
Operating Revenue
Premiums                                            58.2      52.4      71.1      53.0      56.4      50.9
Surrender charges                                   17.2      17.9      18.7      17.1      17.3      14.7
Mortality assessments                              111.4     110.5     113.9     112.2     114.5     116.3
Expense assessments                                 35.5      42.8      48.0      45.3      44.1      47.0
Other revenue and fees                               1.7       8.5       4.0       3.8       3.3       4.1
Net investment income                              252.2     253.1     258.4     259.5     258.5     263.8
                                                 -------   -------   -------   -------   -------   -------
Operating Revenue                                  476.1     485.2     514.2     490.8     494.2     496.9
                                                 -------   -------   -------   -------   -------   -------

Benefits and Expenses
Benefits paid or provided:
Benefits                                           109.0     105.5     112.9      98.4      96.4      95.8
Div accum & div to policyholders                    21.0      19.2      21.0      20.4      18.7      16.4
Interest credited to policy bal.                   149.2     148.9     149.4     152.8     155.4     160.1
Underwriting, acquisition,
insurance and other expenses                       103.8     117.3     132.3     113.7     114.8     110.6
                                                 -------   -------   -------   -------   -------   -------
Total Benefits & Expenses                          383.0     390.9     415.6     385.3     385.3     383.0
                                                 -------   -------   -------   -------   -------   -------

Income from Operations Before Tax                   93.1      94.3      98.5     105.6     108.9     113.9

Federal income taxes                                34.3      33.7      35.9      38.5      39.9      41.7
                                                 -------   -------   -------   -------   -------   -------
Income from Operations                              58.8      60.6      62.6      67.1      69.0      72.2

Realized gain on investments                        (2.4)      1.3       2.2      (2.7)     (3.9)      0.4
                                                 -------   -------   -------   -------   -------   -------
Restructuring charges
Net Income                                          56.4      61.9      64.8      64.4      65.1      72.6
                                                 =======   =======   =======   =======   =======   =======

Effective tax rate                                  36.9%     35.7%     36.4%     36.4%     36.6%     36.6%

Operating Revenue                                  476.1     485.2     514.2     490.8     494.2     496.9
Realized gains on investments                       (3.7)      1.9       2.5      (4.4)     (6.1)     (0.0)
                                                 -------   -------   -------   -------   -------   -------
Total Revenue                                      472.5     487.1     516.6     486.4     488.1     496.8
                                                 =======   =======   =======   =======   =======   =======

Average capital                                   2959.1    2893.7    2891.9    2772.4    2796.0    2831.8
Return on average capital                            7.9%      8.4%      8.7%      9.7%      9.9%     10.2%



First Year Premiums by Product (Billions)              Dec       Mar       Jun       Sep       Dec       Mar
                                                      1997      1998      1998      1998      1998      1999
                                                   -------   -------   -------   -------   -------   -------
Lincoln Life
Universal Life                                                                                         0.043
Variable Universal Life                                                                                0.027
Whole Life                                                                                             0.004
Term                                                                                                   0.000
                                                   -------   -------   -------   -------   -------   -------
Subtotal                                                                                               0.075
Corporate Owned Life Insurance (COLI)                                                                  0.002
                                                   -------   -------   -------   -------   -------   -------
Total Lincoln Life                                   0.018     0.040     0.049     0.044     0.103     0.077

First Penn-Pacific
Universal Life                                                                                         0.029
Term                                                                                                   0.013
Total First Penn-Pacific                             0.034     0.031     0.039     0.040     0.043     0.042
                                                   -------   -------   -------   -------   -------   -------

Total  Segment by Product                            0.052     0.072     0.088     0.084     0.147     0.119
                                                   =======   =======   =======   =======   =======   =======



First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                                                                             0.039
Lincoln Financial Distributors                                                                         0.038
Lincoln Life by Distribution                         0.018     0.040     0.049     0.044     0.103     0.077
                                                   =======   =======   =======   =======   =======   =======

Individual Insurance In-Force (Billions)
Universal Life & Other                              32.827    68.799    69.249    69.785   105.837    105.09
Term Insurance                                      30.337    39.985    45.944    52.057    67.076    73.452
                                                   -------   -------   -------   -------   -------   -------
Total Segment In-Force                              63.164   108.784   115.193   121.842   172.914   178.542
                                                   =======   =======   =======   =======   =======   =======


First Year Premiums by Product (Billions)            Jun       Sep       Dec       Mar       Jun       Sep
                                                    1999      1999      1999      2000      2000      2000
                                                 -------   -------   -------   -------   -------   -------
Lincoln Life
Universal Life                                     0.051     0.044     0.086     0.046     0.042     0.047
Variable Universal Life                            0.024     0.027     0.052     0.042     0.043     0.052
Whole Life                                         0.005     0.006     0.008     0.004     0.005     0.006
Term                                               0.001     0.001     0.001     0.001     0.001     0.000
                                                 -------   -------   -------   -------   -------   -------
Subtotal                                           0.081     0.078     0.147     0.093     0.089     0.105
Corporate Owned Life Insurance (COLI)              0.007     0.002     0.004     0.013     0.019     0.006
                                                 -------   -------   -------   -------   -------   -------
Total Lincoln Life                                 0.088     0.081     0.151     0.105     0.109     0.111

First Penn-Pacific
Universal Life                                     0.029     0.030     0.026     0.026     0.021     0.024
Term                                               0.012     0.011     0.011     0.013     0.013     0.010
Total First Penn-Pacific                           0.040     0.041     0.037     0.039     0.034     0.035
                                                 -------   -------   -------   -------   -------   -------
Total  Segment by Product                          0.128     0.121     0.188     0.144     0.142     0.145
                                                 =======   =======   =======   =======   =======   =======


First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                         0.033     0.038     0.071     0.044     0.035     0.050
Lincoln Financial Distributors                     0.055     0.043     0.080     0.061     0.073     0.061
Lincoln Life by Distribution                       0.088     0.081     0.151     0.105     0.109     0.111
                                                 =======   =======   =======   =======   =======   =======

Individual Insurance In-Force (Billions)
Universal Life & Other                           106.047   106.945   109.288   108.817   110.448   112.884
Term Insurance                                    78.431    81.963    85.701    92.857    97.039    98.424
                                                 -------   -------   -------   -------   -------   -------
Total Segment In-Force                           184.478   188.908   194.988   201.674   207.487   211.308
                                                 =======   =======   =======   =======   =======   =======









Life Insurance Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

                                                          1995          1996        1997        1998        1999
                                                    ----------    ----------   ---------   ---------   ---------
Lincoln Life
Universal Life-Beg of Year                               1.539         1.591       1.618       1.557       5.169

Deposits                                                 0.175         0.165       0.141       0.531       0.864
Withdrawals (including charges) & deaths                (0.220)       (0.234)     (0.295)     (0.586)     (0.879)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows (including charges)                      (0.045)       (0.069)     (0.154)     (0.055)     (0.015)
Interest credited                                        0.096         0.097       0.093       0.289       0.304
Acq of new business/companies                            0.000         0.000       0.000       3.378       0.000
                                                    ----------    ----------   ---------   ---------   ---------
Universal Life-End of Year (1)                           1.591         1.618       1.557       5.169       5.457
                                                    ----------    ----------   ---------   ---------   ---------

Variable Universal Life-Beg of Year                      0.155         0.239       0.339       0.480       1.200

Deposits                                                 0.067         0.095       0.106       0.193       0.326
Withdrawals (including charges) & deaths                (0.023)       (0.030)     (0.040)     (0.100)     (0.182)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows (including charges)                       0.044         0.065       0.065       0.093       0.144
Invest inc & chg in mkt value                            0.040         0.035       0.076       0.105       0.370
Acq of new business/transfers between segments           0.000         0.000       0.000       0.522      (0.110)
                                                    ----------    ----------   ---------   ---------   ---------
Variable Universal Life -End of Year                     0.239         0.339       0.480       1.200       1.605
                                                    ----------    ----------   ---------   ---------   ---------

Interest Sensitive Whole Life - Beg of Year                                                                1.784

Deposits                                                                                       0.340       0.355
Withdrawals (including charges) & deaths                                                      (0.294)     (0.285)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows (including charges)                                                             0.046       0.070
Interest credited                                                                              0.096       0.109
Acq of new business/companies                                                                  1.642
                                                    ----------    ----------   ---------   ---------   ---------
Int Sensitive Whole Life-End of Year                                                           1.784       1.963
                                                    ----------    ----------   ---------   ---------   ---------

Total Lincoln Life -Beg of Year                          1.694         1.830       1.957       2.037       8.153

Deposits                                                 0.241         0.260       0.247       1.064       1.546
Withdrawals (including charges) & deaths                (0.242)       (0.264)     (0.336)     (0.979)     (1.346)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows (including charges)                      (0.001)       (0.004)     (0.089)      0.084       0.200
Invest inc & chg in mkt value                            0.137         0.132       0.168       0.490       0.782
Acq of new business/transfers between segments                                                 5.542      (0.110)
                                                    ----------    ----------   ---------   ---------   ---------
Total Lincoln Life - End of Year                         1.830         1.957       2.037       8.153       9.025
                                                    ----------    ----------   ---------   ---------   ---------

VUL Under Agree -included above                                                                0.631       0.704


First Penn-Pacific (FPP)
Universal Life-Beg of Year                               0.699         0.800       0.911       1.001       1.090

Deposits                                                 0.132         0.145       0.137       0.144       0.152
Withdrawals (including charges) & deaths                (0.078)       (0.085)     (0.104)     (0.116)     (0.117)
                                                    ----------    ----------   ---------   ---------    --------
Net cash flows (including charges)                       0.054         0.060       0.033       0.028       0.035
Interest credited                                        0.046         0.051       0.056       0.061       0.067
                                                    ----------    ----------   ---------   ---------    --------
FPP Universal Life-End of Year                           0.800         0.911       1.001       1.090       1.192
                                                    ----------    ----------   ---------   ---------    --------


Total Segment- Life Insurance Account Values--
Beg of Year                                              2.393         2.629       2.869       3.038      9.243

Deposits                                                 0.373         0.405       0.384       1.207      1.698
Withdrawals (including charges) & deaths                (0.320)       (0.349)     (0.439)     (1.095)    (1.463)
                                                    ----------    ----------   ---------   ---------   --------
Net cash flows (including charges)                       0.053         0.056      (0.056)      0.113      0.235
Invest inc & change in market value                      0.183         0.183       0.225       0.551      0.849
Acq(sale) of new business/companies                                                            5.542     (0.110)
                                                    ----------    ----------   ---------   ---------   --------
Total Segment -End of Year                               2.629         2.869       3.038       9.243     10.217


Life Insurance Segment
Annuity Account Values
Unaudited [Billions of Dollars]

                                                          1995          1996        1997        1998       1999
                                                    ----------    ----------   ---------   ---------   --------
First Penn-Pacific Fixed Annuities
Beg of Year                                              3.797         4.177       4.148       3.879      3.626

Deposits                                                 0.538         0.164       0.076       0.187      0.291
Withdrawals (incl charges) & deaths                     (0.384)       (0.416)     (0.557)     (0.635)    (0.653)
                                                    ----------    ----------   ---------   ---------   --------
Net cash flows                                           0.154        (0.252)     (0.481)     (0.448)    (0.362)
Interest credited                                        0.226         0.223       0.213       0.194      0.182
                                                    ----------    ----------   ---------   ---------   --------
Fixed Annuities-Gross                                    4.177         4.148       3.879       3.626      3.446
Reinsurance Ceded                                       (1.778)       (1.816)     (1.757)     (1.606)    (1.419)
                                                    ----------    ----------   ---------   ---------   --------
End of Year (Net of Ceded)                               2.399         2.332       2.123       2.020      2.027
                                                    ==========    ==========   =========   =========   ========

(1) Includes fixed investment option of VUL products.





Life Insurance Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

For the Quarter Ended                            Dec       Mar       Jun       Sep       Dec       Mar
                                                 1997      1998      1998      1998      1998      1999
                                              --------  --------  --------  --------  --------  --------
Lincoln Life
Universal Life-Beg of Quarter                    1.554     1.557     2.984     3.015     3.089     5.169

Deposits                                         0.033     0.096     0.115    .0.097     0.223     0.195
Withdrawals (including charges) & deaths        (0.054)   (0.152)   (0.130)   (0.066)   (0.238)   (0.169)
Net cash flows (including charges)              (0.020)   (0.056)   (0.015)    0.031    (0.015)    0.026
                                              --------  --------  --------  --------  --------  --------
Interest credited                                0.023     0.046     0.046     0.043     0.153     0.063
Acq of new business/companies                              1.437     0.000     0.000     1.941
                                              --------  --------  --------  --------  --------  --------
Universal Life-End of Quarter (1)                1.557     2.984     3.015     3.089     5.169     5.258
                                              --------  --------  --------  --------  --------  --------

Variable Universal Life-Beg of Quarter           0.466     0.480     0.576     0.608     0.561     1.200

Deposits                                         0.028     0.028     0.035     0.035     0.095     0.077
Withdrawals (including charges) & deaths        (0.012)   (0.012)   (0.013)   (0.013)   (0.063)   (0.031)
                                              --------  --------  --------  --------  --------  --------

Net cash flows (including charges)               0.016     0.017     0.022     0.022     0.032     0.046
Invest inc & chg in mkt value                   (0.002)    0.061     0.010    (0.069)    0.103     0.040
Acq of new business/transfers between segments             0.018               0.000     0.504    (0.110)
                                              --------  --------  --------  --------  --------  --------
Variable Universal Life -End of Quarter          0.480     0.576     0.608     0.561     1.200     1.177
                                              --------  --------  --------  --------  --------  --------

Interest Sensitive Whole Life - Beg of Quarter                       1.695     1.730     1.729     1.784

Deposits                                                   0.065     0.073     0.086     0.116     0.083
Withdrawals (including charges) & deaths                  (0.033)   (0.060)   (0.116)   (0.085)   (0.032)
                                              --------  --------  --------  --------  --------  --------
Net cash flows (including charges)                         0.032     0.013    (0.030)    0.031     0.051
Interest credited                                          0.021     0.022     0.029     0.024     0.030
Acq of new business/companies                              1.642
                                              --------  --------  --------  --------  --------  --------
Int Sensitive Whole Life-End of Quarter                    1.695     1.730     1.729     1.784     1.865
                                              --------  --------  --------  --------  --------  --------

Total Lincoln Life -Beg of Quarter               2.020     2.037     5.255     5.353     5.379     8.153

Deposits                                         0.062     0.189     0.223     0.217     0.434     0.355
Withdrawals (including charges) & deaths        (0.066)   (0.197)   (0.203)   (0.195)   (0.386)   (0.232)
                                              --------  --------  --------  --------  --------  --------
Net cash flows (including charges)              (0.004)   (0.007)    0.020     0.023     0.049     0.123
Invest inc & chg in mkt value                    0.020     0.129     0.078     0.004     0.280     0.133
Acq of new business/transfers between segments             3.097     0.000               2.445    (0.110)
                                              --------  --------  --------  --------  --------  --------
Total Lincoln Life - End of Quarter              2.037     5.255     5.353     5.379     8.153     8.299
                                              --------  --------  --------  --------  --------  --------

VUL Under Agree -included above                            0.027     0.040     0.044     0.631     0.699


First Penn-Pacific (FPP)
Universal Life-Beg of Quarter                    0.980     1.001     1.021     1.041     1.064     1.090

Deposits                                         0.034     0.031     0.036     0.037     0.040     0.039
Withdrawals (including charges) & deaths        (0.027)   (0.025)   (0.031)   (0.030)   (0.030)   (0.028)
                                              --------  --------  --------  --------  --------  --------

Net cash flows (including charges)               0.007     0.005     0.005     0.007     0.011     0.010
Interest credited                                0.014     0.015     0.015     0.015     0.016     0.016
                                              --------  --------  --------  --------  --------  --------

FPP Universal Life-End of Quarter                1.001     1.021     1.041     1.064     1.090     1.117
                                              --------  --------  --------  --------  --------  --------

Total Segment- Life Insurance Account Values
Beg of Quarter                                   3.000     3.038     6.276     6.394     6.443     9.243

Deposits                                         0.095     0.220     0.259     0.254     0.475     0.394
Withdrawals (including charges) & deaths        (0.093)   (0.222)   (0.233)   (0.224)   (0.415)   (0.261)
                                              --------  --------  --------  --------  --------  --------

Net cash flows (including charges)               0.003    (0.002)    0.025     0.030     0.060     0.133
Invest inc & change in market value              0.035     0.143     0.093     0.019     0.295     0.149
Acq(sale) of new business/companies              0.000     3.097     0.000     0.000     2.445    (0.110)
                                              --------  --------  --------  --------  --------  --------

Total Segment -End of Quarter                    3.038     6.276     6.394     6.443     9.243     9.416
                                              ========  ========  ========  ========  ========  ========


Life Insurance Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

For the Quarter Ended                             Jun       Sep       Dec       Mar       Jun       Sep
                                                  1999      1999      1999      2000      2000      2000
                                              --------  --------  --------  --------  --------  --------
Lincoln Life
Universal Life-Beg of Quarter                     5.258     5.295     5.352     5.457     5.521     5.557

Deposits                                          0.200     0.199     0.271     0.216     0.182     0.192
Withdrawals (including charges) & deaths         (0.253)   (0.216)   (0.241)   (0.229)   (0.223)   (0.195)
Net cash flows (including charges)               (0.053)   (0.017)    0.030    (0.012)   (0.041)   (0.003)
                                               --------  --------  --------  --------  --------  --------
Interest credited                                 0.090     0.074     0.076     0.076     0.077     0.078
Acq of new business/companies                     0.000
                                               --------  --------  --------  --------  --------  --------
Universal Life-End of Quarter (1)                 5.295     5.352     5.457     5.521     5.557     5.633
                                               --------  --------  --------  --------  --------  --------

Variable Universal Life-Beg of Quarter            1.177     1.298     1.285     1.605     1.771     1.764

Deposits                                          0.068     0.074     0.107     0.112     0.128     0.123
Withdrawals (including charges) & deaths         (0.033)   (0.069)   (0.049)   (0.051)   (0.061)   (0.073)
                                               --------  --------  --------  --------  --------  --------

Net cash flows (including charges)                0.035     0.005     0.058     0.061     0.067     0.050
Invest inc & chg in mkt value                     0.087    (0.018)    0.262     0.105    (0.074)   (0.001)
Acq of new business/transfers between segments    0.000     0.000
                                               --------  --------  --------  --------  --------  --------
Variable Universal Life -End of Quarter           1.298     1.285     1.605     1.771     1.764     1.812
                                               --------  --------  --------  --------  --------  --------

Interest Sensitive Whole Life - Beg of Quarter    1.865     1.895     1.922     1.963     1.970     1.993

Deposits                                          0.073     0.086     0.113     0.060     0.071     0.079
Withdrawals (including charges) & deaths         (0.069)   (0.086)   (0.098)   (0.081)   (0.077)   (0.073)
                                               --------  --------  --------  --------  --------  --------
Net cash flows (including charges)                0.005     0.000     0.015    (0.021)   (0.006)    0.005
Interest credited                                 0.025     0.027     0.026     0.028     0.028     0.027
Acq of new business/companies
                                               --------  --------  --------  --------  --------  --------
Int Sensitive Whole Life-End of Quarter           1.895     1.922     1.963     1.970     1.993     2.026
                                               --------  --------  --------  --------  --------  --------

Total Lincoln Life -Beg of Quarter                8.299     8.488     8.558     9.025     9.262     9.314

Deposits                                          0.341     0.359     0.491     0.388     0.381     0.394
Withdrawals (including charges) & deaths         (0.355)   (0.371)   (0.388)   (0.360)   (0.360)   (0.341)
                                               --------  --------  --------  --------  --------  --------
Net cash flows (including charges)               (0.014)   (0.012)    0.103     0.028     0.021     0.052
Invest inc & chg in mkt value                     0.202     0.083     0.364     0.209     0.031     0.105
Acq of new business/transfers between segments
                                               --------  --------  --------  --------  --------  --------
Total Lincoln Life - End of Quarter               8.488     8.558     9.025     9.262     9.314     9.471
                                               --------  --------  --------  --------  --------  --------

VUL Under Agree -included above                   0.770     0.681     0.704     0.743     0.707     0.698

First Penn-Pacific (FPP)
Universal Life-Beg of Quarter                     1.117     1.140     1.167     1.192     1.208     1.224

Deposits                                          0.038     0.040     0.035     0.035     0.030     0.034
Withdrawals (including charges) & deaths         (0.031)   (0.029)   (0.028)   (0.037)   (0.032)   (0.031)
                                               --------  --------  --------  --------  --------  --------

Net cash flows (including charges)                0.007     0.011     0.008    (0.002)   (0.002)    0.004
Interest credited                                 0.016     0.017     0.017     0.018     0.018     0.018
                                               --------  --------  --------  --------  --------  --------

FPP Universal Life-End of Quarter                 1.140     1.167     1.192     1.208     1.224     1.246
                                               --------  --------  --------  --------  --------  --------


Total Segment- Life Insurance Account Values
Beg of Quarter                                    9.416     9.628     9.726    10.217    10.470    10.538

Deposits                                          0.379     0.399     0.526     0.424     0.411     0.428
Withdrawals (including charges) & deaths         (0.386)   (0.401)   (0.415)   (0.397)   (0.392)   (0.372)
                                               --------  --------  --------  --------  --------  --------
                                                 (0.007)   (0.002)    0.111     0.027     0.019     0.056

Net cash flows (including charges)
Invest inc & change in market value               0.219     0.100     0.381     0.227     0.048     0.123
Acq(sale) of new business/companies               0.000     0.000     0.000     0.000     0.000     0.000
                                               --------  --------  --------  --------  --------  --------
Total Segment -End of Quarter                     9.628     9.726    10.217    10.470    10.538    10.716
                                               ========  ========  ========  ========  ========  ========


Life Insurance Segment
Annuity Account Values
Unaudited [Billions of Dollars]

For the Quarter Ended                             Dec       Mar       Jun       Sep       Dec       Mar
                                                  1997      1998      1998      1998      1998      1999
                                              --------  --------  --------  --------  --------  --------
First Penn-Pacific Fixed Annuities
Beg of Quarter                                   3.960     3.879     3.814     3.736     3.667     3.626

Deposits                                         0.018     0.031     0.051     0.046     0.059     0.061
Withdrawals (incl charges) & deaths             (0.151)   (0.147)   (0.177)   (0.163)   (0.148)   (0.138)
                                              --------  --------  --------  --------  --------  --------

Net cash flows                                  (0.133)   (0.116)   (0.127)   (0.117)   (0.088)   (0.078)
Interest credited                                0.052     0.050     0.049     0.048     0.047     0.046
                                              --------  --------  --------  --------  --------  --------

Fixed Annuities-Gross                            3.879     3.814     3.736     3.667     3.626     3.594
                                              --------  --------  --------  --------  --------  --------

Reinsurance Ceded                               (1.757)   (1.727)   (1.687)   (1.647)   (1.606)   (1.569)
                                              --------  --------  --------  --------  --------  --------

End of Quarter (Net of Ceded)                    2.123     2.086     2.049     2.020     2.020     2.025
                                              ========  ========  ========  ========  ========  ========

(1) Includes fixed investment option of VUL products.


Life Insurance Segment
Annuity Account Values
Unaudited [Billions of Dollars]

For the Quarter Ended                            Jun       Sep       Dec       Mar       Jun       Sep
                                                 1999      1999      1999      2000      2000      2000
                                              ---------------------------------------------------------
First Penn-Pacific Fixed Annuities
Beg of Quarter                                  3.594     3.553     3.493     3.446     3.367     3.246

Deposits                                        0.079     0.074     0.077     0.059     0.048     0.041
Withdrawals (incl charges) & deaths            (0.166)   (0.179)   (0.170)   (0.182)   (0.212)   (0.182)
                                             --------  --------  --------  --------  --------  --------

Net cash flows                                 (0.087)   (0.105)   (0.092)   (0.124)   (0.165)   (0.140)
Interest credited                               0.046     0.046     0.045     0.044     0.044     0.042
                                             --------  --------  --------  --------  --------  --------

Fixed Annuities-Gross                           3.553     3.493     3.446     3.367     3.246     3.148
                                             --------  --------  --------  --------  --------  --------

Reinsurance Ceded                              (1.524)   (1.473)   (1.419)   (1.363)   (1.291)   (1.230)
                                             --------  --------  --------  --------  --------  --------

End of Quarter (Net of Ceded)                   2.029     2.021     2.027     2.004     1.955     1.918
                                             ========  ========  ========  ========  ========  ========

(1) Includes fixed investment option of VUL products.





Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31              1995           1996           1997           1998           1999
                                          ------         ------         ------         ------         ------

Operating Revenue
Premiums                                   116.1           69.1           83.1           53.3           64.9
Surrender charges                           16.7           22.1           26.5           30.4           35.0
Expense assessments                        217.5          277.1          366.9          459.8          536.2
Other revenue and fees                       0.6            0.5            0.1            1.1            8.4
Net investment income                     1224.8         1204.7         1305.8         1349.8         1325.4
                                          ------         ------         ------         ------         ------
Operating Revenue                         1575.7         1573.7         1782.5         1894.3         1969.8
                                          ------         ------         ------         ------         ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                   310.6          269.3          291.2          270.9          258.6
Interest credited to policy bal.           794.5          783.8          856.8          848.4          819.9
Underwriting, acquisition,
insurance and other expenses               268.5          317.7          390.8          480.6          531.0
Total Benefits & Expenses                 1373.6         1370.8         1538.9         1599.9         1609.5

Income from Operations Before Tax          202.1          202.8          243.7          294.4          360.3

Federal income taxes                        44.5           47.0           42.9           50.6           74.4
                                          ------         ------         ------         ------         ------
Income from Operations                     157.6          155.8          200.7          243.8          285.8

Realized gain on investments                68.3           23.8           33.3           11.9           (7.4)
Restructuring charges                                                                     0.0            0.0
                                          ------         ------         ------         ------         ------
Net Income                                 225.9          179.6          234.0          255.6          278.4
                                          ======         ======         ======         ======         ======

Effective tax rate                          22.0%          23.2%          17.6%          17.2%          20.7%

Operating Revenue                         1575.7         1573.7         1782.5         1894.3         1969.8
Realized gains on investments              101.6           36.5           52.6           18.3          (11.4)
                                          ------         ------         ------         ------         ------
Total Revenue                             1677.3         1610.2         1835.1         1912.6         1958.4
                                          ======         ======         ======         ======         ======

Average capital                           1036.6         1086.1         1139.8         1397.4         1352.7
Return on average capital                   15.2%          14.3%          17.6%          17.4%          21.1%






Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]
                                     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun    Sep
                                    1997    1998    1998    1998    1998    1999    1999    1999    1999    2000    2000   2000
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Operating Revenue
Premiums                            29.8    14.5    11.9    10.6    16.3    14.9    15.9    13.1      21    13.3    16.7     18
Surrender charges                    6.0     8.0     7.8     7.5     7.1     7.9     8.6     9.4     9.1    10.2    10.3    9.5
Expense assessments                101.5   112.3   119.3   115.6   112.6   119.8   133.3   142.6   140.5     155   155.7  163.3
Other revenue and fees               0.0     0.0     0.1    (0.1)    1.1     2.6     1.9    (2.5)    6.3     2.1     0.9    4.4
Net investment income              321.9     341   338.7   334.5   335.6   336.5   332.6   327.5   328.8   325.8   309.8  312.1
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Operating Revenue                  459.3   475.8   477.6   468.2   472.7   481.7   492.4   490.0   505.7   506.4   493.5  507.3
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------

Benefits and Expenses
Benefits paid or provided:
Benefits                            82.9    66.3    68.6    67.2    68.8    61.9    64.6      55    77.2    61.6    65.7   68.3
Interest credited to policy
balances                           208.5   221.8   209.8   209.3   207.4   202.3   206.7     204   206.9   201.6   192.7  179.2
Underwriting, acquisition,
insurance and other expenses        99.5   114.8   119.7   121.0   125.0   130.9   133.3   138.7   128.1   136.9   135.0  142.0
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Total Benefits & Expenses          390.8   403.0   398.2   397.5   401.3   395.1   404.7   397.6   412.2   400.1   393.3  389.6
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------

Income from Operations Before Tax   68.5    72.8    79.5    70.7    71.4    86.6    87.7    92.4    93.5   106.3   100.1  117.8

Federal income taxes                 7.2    11.4    15.8    11.0    12.4    15.5    15.4    21.3    22.2    21.3    19.8   19.3
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Income from Operations              61.3    61.4    63.7    59.7    59.0    71.1    72.4    71.1    71.3    85.0    80.4   98.5

Realized gain on investments        14.6     5.7    11.5    (7.3)    1.9     2.5     0.0    (6.8)   (3.1)    3.1     0.1   (8.6)
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Net Income                          75.9    67.1    75.2    52.4    60.9    73.6    72.3    64.3    68.1    88.1    80.5   89.9
                                 ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======

Effective tax rate                10.50%  15.70%  19.90%  15.50%  17.40%  17.90%  17.50%  23.10%  23.80%  20.10%  19.70% 16.40%

Operating Revenue                  459.3   475.8   477.6   468.2   472.7   481.7   492.4   490.0   505.7   506.4   493.5  507.3
Realized gains on investments       23.0    10.4    16.2   (11.2)    2.9     3.9     0.0   (10.5)   (4.8)    4.7     0.2  (13.2)
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Total Revenue                      482.3   486.1   493.8     457   475.7   485.6   492.3   479.5   500.9   511.1   493.7  494.1
                                 ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======

Average capital                   1170.4  1379.1  1394.5  1491.6  1324.5  1397.4  1379.9  1281.9  1351.5  1319.7  1466.0 1454.0
Return on average capital           21.0%   17.8%   18.3%   16.0%   17.8%   20.4%   21.0%   22.2%   21.1%   25.8%   21.9%  27.1%





Annuities Segment
Annuity Account Values
Unaudited [Billions of Dollars]
                                                                     1995      1996      1997      1998      1999
                                                                 --------  --------  --------  --------  --------
Fixed Annuities-Beg of Year                                         9.781    10.468    13.486    13.335    14.485

Gross Deposits                                                      1.844     1.689     1.556     1.265     2.271
Withdrawals (incl charges) & deaths                                (1.294)   (1.500)   (1.663)   (1.833)   (1.867)
                                                                 --------  --------  --------  --------  --------
Net cash flows                                                      0.550     0.189    (0.107)   (0.568)    0.404
Transfer from (to) var annuities                                   (0.462)   (0.688)   (1.336)   (0.356)   (0.783)
Interest credited                                                   0.599     0.648     0.765     0.800     0.658
Acq of new business/companies                                                 2.869     0.527     1.274
                                                                 --------  --------  --------  --------  --------
Fixed Annuities-End of Year                                        10.468    13.486    13.335    14.485    14.764
                                                                 --------  --------  --------  --------  --------

Fixed Annuities Incremental Deposits *                              1.349     1.246     1.336     1.078     2.019


Variable Annuities-Beg of Year                                     11.028    15.673    20.383    27.346    33.358

Gross Deposits                                                      1.873     2.746     2.695     2.791     2.553
Withdrawals (incl charges) & deaths                                (0.930)   (1.454)   (2.038)   (3.019)   (3.760)
                                                                 --------  --------  --------  --------  --------
Net cash flows                                                      0.943     1.292     0.657    (0.228)   (1.207)
Transfer from (to) fixed annuities                                  0.462     0.689     1.335     0.389     0.787
Invest inc & change in mkt value                                    3.240     2.729     4.971     5.414     8.555
Acq(sale) of new business/companies                                                               0.437
                                                                 --------  --------  --------  --------  --------
Var Annuities-End of Year                                          15.673    20.383    27.346    33.358    41.493
                                                                 --------  --------  --------  --------  --------

Variable Annuities Incremental Deposits *                           1.821     2.626     2.585     2.641     2.409


Total Annuities-Beg of Year                                        20.809    26.141    33.869    40.681    47.843

Gross Deposits                                                      3.717     4.434     4.251     4.056     4.825
Withdrawals (incl charges) & deaths                                (2.224)   (2.953)   (3.701)   (4.852)   (5.628)
                                                                 --------  --------  --------  --------  --------
Net cash flows                                                      1.493     1.481      0.55    (0.796)   (0.803)
Transfers                                                                     0.001    (0.001)    0.033     0.004
Interest credited & change in mkt value                             3.839     3.377     5.736     6.214     9.213
Acq of new business/companies                                                 2.869     0.527     1.711
                                                                 --------  --------  --------  --------  --------
Total Annuities-End of Year                                        26.141    33.869    40.681    47.843    56.257
                                                                 ========  ========  ========  ========  ========

Total Annuities Incremental Deposits *                             3.170      3.872     3.921     3.719     4.428

Var Ann Under Agree - Included above                                                              0.649     0.719
                                                                 --------  --------  --------  --------  --------



Annuities Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]
                                                                     1995      1996      1997      1998      1999
                                                                 --------  --------  --------  --------  --------
Variable Life-Beg of Year
Deposits                                                                                                    0.017
Withdrawals (including charges) & deaths                                                                   (0.006)
                                                                 --------  --------  --------  --------  --------
Net cash flows (including charges)                                                                          0.011
Invest inc & chg in mkt value                                                                               0.034
Acq of new business/transfers between segments                                                              0.110
                                                                 --------  --------  --------  --------  --------
Variable Life-End of Year                                                                                   0.155
                                                                 ========  ========  ========  ========  ========

*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.





Annuities Segment
Annuity Account Values
Unaudited [Billions of Dollars]

                                                   Dec       Mar       Jun       Sep       Dec       Mar
                                                   1997      1998      1998      1998      1998      1999
                                                 -------    ------    ------    ------    ------    ------
Fixed Annuities-Beg of Quarter                    13.422    13.335    14.492    14.365    14.456    14.485

Gross Deposits                                     0.389     0.333     0.357     0.299     0.276     0.428
Withdrawals (incl charges) & deaths               (0.443)   (0.425)   (0.532)   (0.415)   (0.461)   (0.440)
                                                 -------    ------    ------    ------    ------    ------
Net cash flows                                    (0.054)   (0.092)   (0.175)   (0.116)   (0.185)   (0.012)
Transfer from (to) var annuities                  (0.249)   (0.223)   (0.153)    0.009     0.011    (0.034)
Interest credited                                  0.190     0.201     0.199     0.198     0.202     0.192
Acq of new business/companies                      0.026     1.271     0.002               0.001
                                                 -------    ------    ------    ------    ------    ------
Fixed Annuities-End of Quarter                    13.335    14.492    14.365    14.456    14.485    14.631
                                                 -------    ------    ------    ------    ------    ------

Fixed Annuities Incremental Deposits *             0.333     0.282     0.298     0.253     0.245     0.401


Variable Annuities-Beg of Quarter                 27.055    27.346    32.933    33.458    29.476    33.358

Gross Deposits                                     0.685     0.701     0.810     0.647     0.633     0.635
Withdrawals (incl charges) & deaths               (0.550)   (0.694)   (0.760)   (0.764)   (0.801)   (0.827)
                                                 -------    ------    ------    ------    ------    ------
Net cash flows                                     0.135     0.007     0.050    (0.117)   (0.168)   (0.192)
Transfer from (to) fixed annuities                 0.250     0.226     0.151    (0.016)    0.028     0.034
Invest inc & change in mkt value                  (0.094)    3.534     0.324    (3.849)    5.405     0.948
Acq(sale) of new business/companies                          1.820                        (1.383)
                                                 -------    ------    ------    ------    ------    ------
Var Annuities-End of Quarter                      27.346    32.933    33.458    29.476    33.358    34.148
                                                 -------    ------    ------    ------    ------    ------

Variable Annuities Incremental Deposits            0.653     0.673     0.768     0.615     0.585     0.606


Total Annuities-Beg of Quarter                    40.477    40.681    47.425    47.823    43.932    47.843

Gross Deposits                                     1.074     1.034     1.167     0.946     0.909     1.064
Withdrawals (incl charges) & deaths               (0.993)   (1.119)   (1.292)   (1.179)   (1.262)   (1.268)
                                                 -------    ------    ------    ------    ------    ------
Net cash flows                                     0.081    (0.085)   (0.125)   (0.233)   (0.353)   (0.204)
Transfers                                          0.001     0.003    (0.002)   (0.007)    0.039
Interest credited & change in mkt value            0.096     3.735     0.523    (3.651)    5.607     1.140
Acq of new business/companies                      0.026     3.091     0.002              (1.382)
                                                 -------    ------    ------    ------    ------    ------
Total Annuities-End of Quarter                    40.681    47.425    47.823    43.932    47.843    48.779
                                                 =======    ======    ======    ======    ======    ======

Total Annuities Incremental Deposits *              0.986     0.955    1.066     0.868     0.830     1.007

Var Ann Under Agree - Included above                          2.033    2.116     1.836     0.649     0.651



Annuities Segment
Annuity Account Values
Unaudited [Billions of Dollars]

                                                   Jun       Sep       Dec       Mar       Jun       Sep
                                                   1999      1999      1999      2000      2000      2000
                                                 -------    ------    ------    ------    ------    ------
Fixed Annuities-Beg of Quarter                    14.631    14.750    14.913    14.764    14.248    13.954

Gross Deposits                                     0.575     0.604     0.664     0.530     0.442     0.472
Withdrawals (incl charges) & deaths               (0.427)   (0.388)   (0.612)   (0.693)   (0.584)   (0.620)
                                                 -------    ------    ------    ------    ------    ------
Net cash flows                                     0.148     0.216     0.052    (0.163)   (0.142)   (0.148)
Transfer from (to) var annuities                  (0.211)   (0.238)   (0.300)   (0.550)   (0.346)   (0.217)
Interest credited                                  0.182     0.185     0.099     0.197     0.194     0.193
                                                 -------    ------    ------    ------    ------    ------
Acq of new business/companies
Fixed Annuities-End of Quarter                    14.750    14.913    14.764    14.248    13.954    13.782
                                                 -------    ------    ------    ------    ------    ------

Fixed Annuities Incremental Deposits *             0.543     0.570     0.505     0.501     0.399     0.423


Variable Annuities-Beg of Quarter                 34.148    37.233    35.613    41.493    44.640    43.097

Gross Deposits                                     0.651     0.634     0.634     0.797     0.793     0.729
Withdrawals (incl charges) & deaths               (0.912)   (0.938)   (1.084)   (1.210)   (1.168)   (1.253)
                                                 -------    ------    ------    ------    ------    ------
Net cash flows                                    (0.261)   (0.304)   (0.450)   (0.413)   (0.375)   (0.524)
Transfer from (to) fixed annuities                 0.213     0.237     0.303     0.549     0.343     0.216
Invest inc & change in mkt value                   3.133    (1.553)    6.027     3.011    (1.511)   (0.046)
                                                 -------    ------    ------    ------    ------    ------
Acq(sale) of new business/companies
Var Annuities-End of Quarter                      37.233    35.613    41.493    44.640    43.097    42.743
                                                 -------    ------    ------    ------    ------    ------

Variable Annuities Incremental Deposits            0.622     0.589     0.592     0.732     0.699     0.586


Total Annuities-Beg of Quarter                    48.779    51.983    50.526    56.257    58.888    57.051

Gross Deposits                                     1.226     1.238     1.298     1.327     1.235     1.201
Withdrawals (incl charges) & deaths               (1.339)   (1.326)   (1.696)   (1.903)   (1.752)   (1.873)
                                                 -------    ------    ------    ------    ------    ------
Net cash flows                                    (0.113)   (0.088)   (0.398)   (0.576)   (0.517)   (0.672)
Transfers                                          0.002    (0.001)    0.003    (0.001)   (0.003)   (0.001)
Interest credited & change in mkt value            3.315    (1.368)    6.126     3.208    (1.317)    0.147
                                                 -------    ------    ------    ------    ------    ------
Acq of new business/companies
Total Annuities-End of Quarter                    51.983    50.526    56.257    58.888    57.051    56.525
                                                 =======    ======    ======    ======    ======    ======

Total Annuities Incremental Deposits *             1.165     1.159     1.097     1.233     1.098     1.009

Var Ann Under Agree - Included above               0.685     0.639     0.719     0.866     0.868     0.962



Annuities Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

                                                   Dec       Mar       Jun       Sep       Dec       Mar
                                                   1997      1998      1998      1998      1998      1999
                                                 -------    ------    ------    ------    ------    ------
Variable Life-Beg of Quarter

Deposits                                                                                             0.003
Withdrawals (including charges) & deaths                                                            (0.002)
                                                 -------    ------    ------    ------    ------    ------
Net cash flows (including charges)                                                                   0.002
Invest inc & chg in mkt value                                                                        0.004
Acq of new business/transfers between segments                                                       0.110
                                                 -------    ------    ------    ------    ------    ------
Variable Life-End of Quarter                                                                         0.115
                                                 =======    ======    ======    ======    ======    ======



Annuities Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

                                                   Jun       Sep       Dec       Mar       Jun       Sep
                                                   1999      1999      1999      2000      2000      2000
                                                 -------    ------    ------    ------    ------    ------
Variable Life-Beg of Quarter                       0.115     0.130     0.128     0.155     0.169     0.165

Deposits                                           0.005     0.004     0.005     0.003     0.003     0.004
Withdrawals (including charges) & deaths           0.001    (0.004)   (0.001)   (0.003)   (0.002)   (0.003)
                                                 -------    ------    ------    ------    ------    ------
Net cash flows (including charges)                 0.005     0.000     0.004     0.000     0.001     0.001
Invest inc & chg in mkt value                      0.010    (0.002)    0.022     0.014    (0.004)   (0.001)
                                                 -------    ------    ------    ------    ------    ------
Acq of new business/transfers between segments
Variable Life-End of Quarter                       0.130     0.128     0.155     0.169     0.165     0.166
                                                 =======    ======    ======    ======    ======    ======


*Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.






Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31                       1995          1996          1997          1998          1999
                                                ---------     ---------     ---------     ---------     ---------
Operating Revenue
Premiums                                            122.9         131.8         145.4         156.6         145.1
Surrender charges
Mortality assessments                                18.8          21.1          25.2          29.3          27.1
Expense assessments                                 131.0         153.4         166.1         153.6         182.3
Other revenue and fees                                7.9           5.1           3.3          11.2          13.8
Net investment income                                71.1          82.0          85.1          87.9          75.3
Equity earnings in unconsol affiliates
                                                ---------     ---------     ---------     ---------     ---------
Operating Revenue                                   351.8         393.3         425.2         438.6         443.6
                                                ---------     ---------     ---------     ---------     ---------

Benefits and Expenses
Benefits paid or provided:
Benefits                                            124.9         133.9         339.6         151.0         306.2
Underwriting, acquisition,
insurance and other expenses                        154.0         157.7         184.5         181.9         230.5
                                                ---------     ---------     ---------     ---------     ---------
Total Benefits & Expenses                           278.9         291.7         524.1         332.9         536.7
                                                ---------     ---------     ---------     ---------     ---------

Income from Operations Before Tax                    72.8         101.7         (99.0)        105.8         (93.1)

Federal income taxes                                 27.0          35.7           9.3          34.8         (79.2)
                                                ---------     ---------     ---------     ---------     ---------
Income from Operations                               45.9          66.0        (108.3)         70.9         (13.9)

Realized gain on investments                         (0.2)          0.0           1.5           0.8           2.1
Restructuring charges                                                                                        (6.5)
                                                ---------     ---------     ---------     ---------     ---------
Net Income                                           45.7          66.0        (106.8)         71.7         (18.2)
                                                =========     =========     =========     =========     =========
Effective tax rate                                   37.0%         35.1%         (9.4%)        32.9%         85.1%

Operating Revenue                                   351.8         393.3         425.2         438.6         443.6
Realized gains on investments                        (0.3)         (0.2)          2.1           1.1           3.0
                                                ---------     ---------     ---------     ---------     ---------
Total Revenue                                       351.5         393.2         427.3         439.7         446.6
                                                =========     =========     =========     =========     =========
Average capital                                     517.7         601.1         618.1         517.7         551.2
Return on average capital                             8.9%         11.0%        (17.5%)        13.7%         (2.5%)

-----------------------------------------------------------------------------------------------------------------

Unit Linked Assets - Beg of Year                      1.320         4.307         5.074         5.643         6.265

Deposits                                              0.391         0.446         0.569         0.473         0.537
Withdrawals (incl. chgs) & Deaths                    (0.282)       (0.420)       (0.503)       (0.547)       (0.566)
                                                  ---------     ---------     ---------     ---------     ---------
Net Cash Flows                                        0.109         0.026         0.066        (0.074)       (0.029)
Inv Inc & Chg in Mkt Val                              0.488         0.269         0.682         0.662         1.154
Acq of new business/companies                         2.472         0.000         0.000         0.000         0.000
Foreign currency adjustment                          (0.082)        0.472        (0.179)        0.035        (0.170)
                                                  =========     =========     =========     =========     =========
Unit Linked Assets - End of Year                      4.307         5.074         5.643         6.265         7.220
                                                  =========     =========     =========     =========     =========

Net Initial Commision Values *(Millions)               39.4          47.3          55.4          54.9          51.4

Individual Life Sales (Billions)                      2.503         2.704         1.983         2.154         2.274

Individual Life In-force (Billions)                  23.509        23.835        25.026        25.002        25.698

Exchange Rate - Dollars to Pounds
For the Year                                          1.582         1.567         1.644         1.658         1.617
End of Year                                           1.553         1.713         1.651         1.660         1.615

Claims Paying Rating - S & P**                                          A             A           BBB           BBB-

 *Net Initial Commission Value is a measure used by Lincoln UK to measure sales progress and future profitability.

**Prior to the fourth quarter of 1998 the Lincoln UK rating was based on its affiliation with Lincoln National
  Corporation.

  Subsequent to the fourth quarter of 1998 the rating, provided by S&P reflects Lincoln UK's rating on a stand alone basis."





Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                    Dec       Mar       Jun       Sep       Dec       Mar
                                                         1997      1998      1998      1998      1998      1999
                                                        ------    ------    ------    ------    ------    ------
Operating Revenue
Premiums                                                  41.1      36.9      33.7      33.7      52.3      43.9
Surrender charges
Mortality assessments                                      6.1       6.3       8.1       7.3       7.6       6.7
Expense assessments                                       41.7      36.9      54.0      39.0      23.7      43.9
Other revenue and fees                                     0.2       1.4       7.0       1.2       1.6       2.9
Net investment income                                     22.9      21.6      21.3      21.4      23.6      21.7
Equity earnings in unconsol affiliates
                                                        ------    ------    ------    ------    ------    ------
Operating Revenue                                        111.9     103.2     124.1     102.6     108.7     119.2
                                                        ------    ------    ------    ------    ------    ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                                 231.1      32.9      36.1      36.3      45.7      35.7
Underwriting, acquisition,
insurance and other expenses                              53.3      43.7      56.2      44.7      37.3      56.5
                                                        ------    ------    ------    ------    ------    ------
Total Benefits & Expenses                                284.4      76.7      92.3      80.9      83.0      92.2
                                                        ------    ------    ------    ------    ------    ------

Income from Operations Before Tax                       (172.5)     26.5      31.8      21.7      25.7      27.0

Federal income taxes                                     (14.6)      9.4      14.6       4.0       6.9       8.9
                                                        ------    ------    ------    ------    ------    ------
Income from Operations                                  (157.9)     17.2      17.2      17.7      18.8      18.1

Realized gain on investments                               0.4       0.2       0.1       0.1       0.4       0.0
Restructuring charges
                                                        ------    ------    ------    ------    ------    ------
Net Income                                              (157.5)     17.4      17.4      17.8      19.2      18.0
                                                        ======    ======    ======    ======    ======    ======

Effective tax rate                                         8.4%     35.3%     45.8%     18.4%     27.0%     33.0%

Operating Revenue                                        111.9     103.2     124.1     102.6     108.7     119.2
Realized gains on investments                              0.6       0.3       0.1       0.2       0.5      (0.1)
                                                        ------    ------    ------    ------    ------    ------
Total Revenue                                            112.5     103.5     124.2     102.8     109.2     119.1
                                                        ======    ======    ======    ======    ======    ======

Average capital                                          618.4     503.4     511.2     522.6     533.8     519.2
Return on average capital                               (102.2%)    13.7%     13.5%     13.6%     14.1%     13.9%
----------------------------------------------------------------------------------------------------------------
Unit Linked Assets
Balance-Beg of Quarter (Billions)                        5.688     5.643     6.297     6.310     5.711     6.265

Deposits                                                 0.177     0.122     0.100     0.115     0.136     0.131
Withdrawals (incl. chgs) & Deaths                       (0.180)   (0.140)   (0.136)   (0.133)   (0.139)   (0.136)
                                                        ------    ------    ------    ------    ------    ------
Net Cash Flows                                          (0.003)   (0.018)   (0.035)   (0.018)   (0.003)   (0.005)
Inv Inc & Chg in Mkt Val                                (0.152)    0.592     0.061    (0.687)    0.696     0.271
Acq of new business/companies                            0.000     0.000     0.000     0.000     0.000     0.000
Foreign currency adjustment                              0.110     0.080    (0.013)    0.107    (0.139)   (0.184)
                                                        ------    ------    ------    ------    ------    ------
Unit Linked Assets - End of Quarter                      5.643     6.297     6.310     5.711     6.265     6.348
                                                        ======    ======    ======    ======    ======    ======

Net Initial Commision Values *(Millions)                16.340    13.964    13.273    13.177    14.510    11.967

Individual Life Sales (Billions)                         0.458     0.489     0.510     0.555     0.600     0.485

Individual Life In-force (Billions)                     25.026    25.536    25.838    25.612    25.002    25.246

Exchange Rate - Dollars to Pounds
For the Quarter                                          1.666     1.646     1.658     1.666     1.661     1.631
End of Quarter                                           1.651     1.671     1.668     1.700     1.660     1.612

Claims Paying Rating - S & P**                               A         A         A         A       BBB       BBB



Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                    Jun       Sep       Dec       Mar       Jun       Sep
                                                         1999      1999      1999      2000      2000      2000
                                                        ------    ------    ------    ------    ------    ------
Operating Revenue
Premiums                                                  29.0      33.5      38.7      39.0      36.3      32.5
Surrender charges
Mortality assessments                                      7.7       7.7       5.0       6.3       8.0       9.6
Expense assessments                                       51.9      49.3      37.2      46.5      44.3      52.6
Other revenue and fees                                     3.5       3.6       3.8       2.4       1.3       2.0
Net investment income                                     19.6      16.2      17.7      18.9      18.5      16.1
                                                        ------    ------    ------    ------    ------    ------
Equity earnings in unconsol affiliates
Operating Revenue                                        111.8     110.3     102.4     113.2     108.4     112.8
                                                        ------    ------    ------    ------    ------    ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                                  31.5      27.2     211.8      35.0      37.4      51.9
Underwriting, acquisition,
insurance and other expenses                              56.4      62.8      54.7      57.8      44.8      46.4
                                                        ------    ------    ------    ------    ------    ------
Total Benefits & Expenses                                 87.9      90.1     266.6      92.8      82.2      98.3
                                                        ------    ------    ------    ------    ------    ------

Income from Operations Before Tax                         23.9      20.2    (164.2)     20.4      26.2      14.5

Federal income taxes                                       4.9       4.0     (97.1)      4.7       6.9       3.9
                                                        ------    ------    ------    ------    ------    ------

Income from Operations                                    19.0      16.2     (67.1)     15.7      19.3      10.6

Realized gain on investments                               1.0       0.2       1.0      (0.2)     (0.1)     (0.0)
Restructuring charges                                                         (6.5)                        (40.5)
                                                        ------    ------    ------    ------    ------    ------
Net Income                                                20.0      16.4     (72.6)     15.5      19.1     (29.9)
                                                        ======    ======    ======    ======    ======    ======

Effective tax rate                                        20.4%     20.0%     59.1%     22.9%     26.4%     27.2%

Operating Revenue                                        111.8     110.3     102.4     113.2     108.4     112.8
Realized gains on investments                              1.4       0.3       1.4      (0.4)     (0.2)     (0.0)
                                                        ------    ------    ------    ------    ------    ------
Total Revenue                                            113.1     110.5     103.8     112.8     108.2     112.8
                                                        ======    ======    ======    ======    ======    ======


Average capital                                          526.9     573.5     585.0     516.4     500.8     486.5
Return on average capital                                 14.4%     11.3%   (45.9%)     12.2%     15.4%      8.7%
----------------------------------------------------------------------------------------------------------------
Unit Linked Assets
Balance-Beg of Quarter (Billions)                        6.348     6.503     6.568     7.220     7.031     6.726

Deposits                                                 0.119     0.130     0.156     0.159     0.134     0.145
Withdrawals (incl. chgs) & Deaths                       (0.137)   (0.136)   (0.158)   (0.170)   (0.162)   (0.159)
                                                        ------    ------    ------    ------    ------    ------
Net Cash Flows                                          (0.017)   (0.005)   (0.002)   (0.011)   (0.028)   (0.014)
Inv Inc & Chg in Mkt Val                                 0.314    (0.214)    0.784    (0.077)    0.047    (0.025)
Acq of new business/companies                            0.000     0.000     0.000     0.000     0.000     0.000
Foreign currency adjustment                             (0.141)    0.284    (0.130)   (0.101)   (0.324)   (0.189)
                                                        ------    ------    ------    ------    ------    ------
Unit Linked Assets - End of Quarter                      6.503     6.568     7.220     7.031     6.726     6.499
                                                        ======    ======    ======    ======    ======    ======

Net Initial Commision Values *(Millions)                12.407    13.459    13.556    11.522    10.345     9.472

Individual Life Sales (Billions)                         0.555     0.571     0.663     0.655     0.581     0.434

Individual Life In-force (Billions)                     25.107    26.235    25.698    26.514    25.225    24.535

Exchange Rate - Dollars to Pounds
For the Quarter                                          1.602     1.614     1.625     1.599     1.536     1.482
End of Quarter                                           1.577     1.647     1.615     1.591     1.517     1.475

Claims Paying Rating - S & P**                             BBB       BBB      BBB-      BBB-      BBB-      BBB-

*  Net Initial Commission Value is a measure used by Lincoln UK to measure sales progress and future profitability.

** Prior to the fourth quarter of 1998 the Lincoln UK rating was based on its affiliation with Lincoln National Corporation.
   Subsequent to the fourth quarter of 1998 the rating, provided by S&P reflects Lincoln UK's rating on a stand alone basis.





Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31                      1995      1996      1997      1998      1999
                                                   ------    ------    ------    ------    ------
Operating Revenue
Life and annuity premiums                           415.7     472.2     466.7     592.0     743.1
Health premiums                                     794.1     775.6     566.1     628.6     692.3
Surrender charges                                     0.0       2.7       3.4       3.3       2.8
Mortality assessments                                 0.0       0.0       0.0       0.7       0.7
Expense assessments                                   0.0       0.0       0.0       0.3       0.3
Other revenue and fees                               11.3      28.7      35.5      39.3      64.6
Net investment income                               182.1     266.8     290.6     316.2     318.6
Equity earnings in unconsol affiliates                0.0       0.0       2.1       3.3       5.8
                                                   ------    ------    ------    ------    ------
Operating Revenue                                  1403.3    1545.9    1364.3    1583.7    1828.2
                                                   ------    ------    ------    ------    ------

Benefits and Expenses
Benefits paid or provided:
Life and annuity policy benefits                    308.4     305.7     321.4     452.2     530.6
Div accum & div to policyholders                      9.8       9.3       9.3       7.3       6.9
Interest credited to policy bal.                      5.4      40.3      50.3      44.1      47.3
Health policy benefits                              811.4     658.6     824.4     556.3     646.5
Underwriting, acquisition,
insurance and other expenses                        376.0     413.0     387.4     359.5     531.5
Interest on notes payable                             0.2       2.9                 0.0       1.0
                                                   ------    ------    ------    ------    ------
Total Benefits & Expenses                          1511.2    1429.7    1592.9    1419.3    1763.9
                                                   ------    ------    ------    ------    ------

Income from Operations Before Tax                  (107.9)    116.1    (228.6)    164.4      64.3

Federal income taxes                                (38.7)     39.6     (80.2)     57.1      20.8
                                                   ------    ------    ------    ------    ------
Income from Operations (1)                          (69.2)     76.5    (148.4)    107.3      43.5

Realized gain on investments                         10.9      12.0      16.3      (2.6)      3.7
Restructuring charges                                                                        (3.2)
                                                   ------    ------    ------    ------    ------
Net Income (1)                                      (58.3)     88.5    (132.1)    104.7      44.1
                                                   ======    ======    ======    ======    ======

Effective tax rate                                   35.9%     34.1%     35.1%     34.7%     32.3%

Operating Revenue                                  1403.3    1545.9    1364.3    1583.7    1828.2
Realized gains on investments                        16.2      18.5      25.2      (3.5)      5.7
                                                   ------    ------    ------    ------    ------
Total Revenue                                      1419.5    1564.4    1389.5    1580.3    1833.9
                                                   ======    ======    ======    ======    ======
-------------------------------------------------------------------------------------------------
Revenue by Source
Individual Markets                                  447.4     468.1     503.9     633.6     814.1
Group Markets                                       148.1     158.7     131.6     130.6     168.0
Financial Reinsurance                               460.9     531.1     365.2     279.3     344.5
Other                                                15.2      22.6      29.2      12.2      (0.4)
                                                   ------    ------    ------    ------    ------
Total Revenue, Excl Exited Businesses              1071.7    1180.5    1029.9    1055.7    1326.2
Exited Businesses Under Management (2)              347.8     383.9     359.6     524.6     507.7
                                                   ------    ------    ------    ------    ------
Total Revenue                                      1419.5    1564.4    1389.5    1580.3    1833.9
                                                   ======    ======    ======    ======    ======

Income from Operations by Source
Individual Markets                                   43.4      49.8      71.9      83.5      91.9
Group Markets                                        10.5      10.2       3.3       1.6      (1.6)
Financial Reinsurance                                11.0      17.5      15.5      17.1      21.7
Other                                                 0.7      (0.3)     (0.3)     (1.0)     (1.4)
                                                   ------    ------    ------    ------    ------
Inc from Oper, Excl Exited Businesses                65.6      77.3      90.5     101.3     110.5
Exited Businesses Under Management (2)             (134.8)     (0.8)   (238.8)      6.1     (67.0)
                                                   ------    ------    ------    ------    ------
Inc from Operations (1)                             (69.2)     76.5    (148.4)    107.3      43.5
                                                   ======    ======    ======    ======    ======

Individual Life Sales
[Billions of Dollars]                                22.7      26.6      39.5      78.1     116.8

Ind Life In-Force                                   118.9     130.8     153.1     213.6     306.6
Group Life In-Force                                  23.9      30.1      30.4      36.7      34.2
                                                   ------    ------    ------    ------    ------
Total Life In-Force                                 142.8     160.9     183.5     250.3     340.8
                                                   ======    ======    ======    ======    ======
[Billions of Dollars]

Ratios [Percentages]
Individual Life Mortality
Actual to Expected Loss Ratio                        92.2      93.0      84.9      87.8      88.9
Employer Stop Loss-
Loss Ratio                                           63.2      67.6      52.8      77.7      84.3
Combined Ratio                                       88.0      93.3      84.7     108.4     115.0

Average Capital                                     519.9     651.7     788.4     950.3    1053.0
Average Capital, Excl Exited Business               310.1     389.6     459.1     486.1     603.1
Return on Average Capital, Excl Exited Business      21.1%     19.8%     19.7%     20.8%     18.3%

(1) Fourth quarter and full year 1999 income from operations and net income include a charge of
$40.4 million for Lincoln's participation in workers compensation carve-out business.Fourth quarter and full year 1997 income from operations and net income include a change in estimate for personal accident programs of $113.7 million.Also the years 1993, 1995 and 1997 include reserve strengthening for the disability income business.
(2) Exited Businesses Under Management include disability income, HMO excess-of-loss, carrier medical, personal accident and Lincoln's investment in Seguros Serfin Lincoln.
(3) LNC manages the relative mixture of debt and equity capital at the consolidated level.Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity
calculation.For this business segment, allocating consolidated leverage would result in a higher return on equity as compared to the return on capital reported above.






Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                    Dec        Mar       Jun       Sep       Dec       Mar
                                                        1997       1998      1998      1998      1998      1999
                                                     ---------   -------   -------   -------   -------   -------
Operating Revenue
Life and annuity premiums                                128.3     121.4     124.1     146.4     200.1     172.0
Health premiums                                          130.3     141.0     169.6     154.5     163.5     153.3
Surrender charges                                          1.0       0.5       0.3       1.6       0.9       1.2
Mortality assessments                                                                              0.7       0.7
Expense assessments                                                                                0.3       0.4
Other revenue and fees                                    17.6       9.4       4.4      13.2      12.3      11.0
Net investment income                                     74.4      77.3      78.8      79.4      80.7      80.2
Equity earnings in unconsol affiliates                     0.5       1.5       0.7      (0.2)      1.3       1.6
                                                     ---------   -------   -------   -------   -------   -------
Operating Revenue                                        352.2     351.1     378.1     394.8     459.8     420.4
                                                     ---------   -------   -------   -------   -------   -------

Benefits and Expenses
Benefits paid or provided:
Life and annuity policy benefits                          91.4      80.9      87.8      91.1     192.4     124.3
Div accum & div to policyholders                           2.3       1.8       1.6       2.3       1.6       1.3
Interest credited to policy bal.                          15.5      10.1       7.1      14.6      12.2       8.9
Health policy benefits                                   288.6     131.2     156.4     139.7     129.0     143.5
Underwriting, acquisition,
insurance and other expenses                              85.2      84.5      87.9     102.1      85.1      88.9
Interest on notes payable                                            0.0                           0.0       0.0
                                                     ---------   -------   -------   -------   -------   -------
Total Benefits & Expenses                                483.1     308.4     340.9     349.7     420.3     366.9
                                                     ---------   -------   -------   -------   -------   -------

Income from Operations Before Tax                       (130.8)     42.7      37.2      45.1      39.5      53.5

Federal income taxes                                     (46.1)     15.0      13.1      15.5      13.5      18.8

                                                     ---------   -------   -------   -------   -------   -------
Income from Operations (1)                               (84.8)     27.7      24.1      29.6      26.0      34.6

Realized gain on investments                               5.7       2.8       1.2      (5.1)     (1.4)      0.7
Restructuring charges
                                                     ---------   -------   -------   -------   -------   -------
Net Income (1)                                           (79.0)     30.4      25.2      24.5      24.6      35.3
                                                     =========   =======   =======   =======   =======   =======


Effective tax rate                                        35.2%     35.1%     35.3%     34.3%     34.2%     35.3%

Operating Revenue                                        352.2     351.1     378.1     394.8     459.8     420.4
Realized gains on investments                              8.8       4.4       2.5      (8.5)     (1.8)      1.2
Total Revenue                                            361.1     355.4     380.5     386.4     457.9     421.6
                                                     =========   =======   =======   =======   =======   =======


Revenue by Source (Including Investment Gains/Losses)
Individual Markets                                       138.3     134.0     131.4     153.8     214.3     187.9
Group Markets                                             36.1      29.3      32.4      35.9      33.0      36.5
Financial Reinsurance                                     70.6      72.6      73.3      75.0      58.4      80.6
Other                                                     10.6       5.5       3.8       3.3      (0.3)     (1.5)
                                                     ---------   -------   -------   -------   -------   -------
Total Revenue, Excl Exited Businesses                    255.6     241.3     241.0     268.0     305.4     303.5
Exited Businesses Under Management (2)                   105.4     114.1     139.5     118.4     152.5     118.1
                                                     ---------   -------   -------   -------   -------   -------
Total Revenue                                            361.1     355.4     380.5     386.4     457.9     421.6
                                                     =========   =======   =======   =======   =======   =======

Income from Operations by Source
Individual Markets                                        17.7      18.8      15.0      23.2      26.6      25.4
Group Markets                                              1.3       0.6      (0.4)      1.4       0.1       0.9
Financial Reinsurance                                      6.3       3.5       3.5       4.7       5.5       7.3
Other                                                      0.2      (0.4)     (0.1)     (0.6)      0.2      (0.3)
                                                     ---------   -------   -------   -------   -------   -------
Inc from Oper, Excl Exited Businesses                     25.5      22.4      17.9      28.6      32.3      33.3
Exited Businesses Under Management (2)                  (110.3)      5.3       6.2       1.0      (6.4)      1.3
                                                     ---------   -------   -------   -------   -------   -------
Income from Operations                                   (84.8)     27.7      24.1      29.6      26.0      34.6
                                                     =========   =======   =======   =======   =======   =======

Individual Life Sales
[Billions of Dollars]                                     12.1       9.6      11.8      16.5      40.2      18.5

Ind Life In-Force                                        153.1     158.6     166.9     178.3     213.6     225.1
Group Life In-Force                                       30.4      31.4      33.1      35.3      36.7      38.3
                                                     ---------   -------   -------   -------   -------   -------
Total Life In-Force                                      183.5     190.0     200.0     213.6     250.3     263.4
                                                     =========   =======   =======   =======   =======   =======

Ratios [Percentages]
Individual Life Mortality
Actual to Expected Loss Ratio                             82.4      86.0      90.6      78.0      94.3      85.8
Employer Stop Loss-
Loss Ratio                                                33.7      63.8      63.5      66.3     114.3      68.5
Combined Ratio                                            61.6      93.8      96.5      98.7     141.8     100.8

Average Capital                                          821.6     879.3     915.8    1002.7    1003.2    1078.4
Average Capital, Excl Exited Business (3)                466.7     474.1     474.3     488.3     507.8     571.4
Return on Average Capital,
Excluding Exited Business                                 21.8%     18.9%     15.1%     23.5%     25.5%     23.3%




Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                     Jun       Sep       Dec       Mar       Jun       Sep
                                                          1999      1999      1999      2000      2000      2000
                                                     ---------   -------   -------   -------   -------   -------
Operating Revenue
Life and annuity premiums                                173.1     166.2     231.9     227.4     229.1     238.9
Health premiums                                          158.7     148.3     232.0      57.0     142.6     116.5
Surrender charges                                          0.4       0.6       0.7       0.6       1.4       0.9
Mortality assessments                                      0.1       0.0      (0.2)      0.0       0.0       0.0
Expense assessments                                        0.0       0.0      (0.2)      0.0       0.0       0.0
Other revenue and fees                                    13.6       7.5      32.4      16.3      12.6      22.5
Net investment income                                     79.8      81.2      77.4      91.4      74.1      78.8
Equity earnings in unconsol affiliates                     1.1       1.2       1.8       1.0       0.2       0.2
                                                     ---------   -------   -------   -------   -------   -------
Operating Revenue                                        426.7     405.1     575.9     393.7     460.0     457.8
                                                     ---------   -------   -------   -------   -------   -------

Benefits and Expenses
Benefits paid or provided:
Life and annuity policy benefits                         123.0     108.8     174.5     165.4     173.5     178.0
Div accum & div to policyholders                           1.5       1.9       2.2       1.3       1.5       1.8
Interest credited to policy bal.                          10.9       6.0      21.5       9.0       8.6      12.8
Health policy benefits                                   161.7     187.4     153.9     110.0     117.5     119.0
Underwriting, acquisition,
insurance and other expenses                              91.9      95.6     255.0      60.3     117.4     100.6
Interest on notes payable                                  0.0       0.0       1.0       2.3       2.7       3.0
                                                     ---------   -------   -------   -------   -------   -------
Total Benefits & Expenses                                389.1     399.7     608.2     348.3     421.1     415.2
                                                     ---------   -------   -------   -------   -------   -------

Income from Operations Before Tax                         37.7       5.4     (32.2)     45.4      38.9      42.5

Federal income taxes                                      13.2       2.1     (13.4)     12.6      12.5      13.9

                                                     ---------   -------   -------   -------   -------   -------
Income from Operations (1)                                24.4       3.3     (18.8)     32.8      26.4      28.7

Realized gain on investments                               0.3       0.3       2.4       1.2      (1.1)     (2.2)
Restructuring charges                                               (3.2)
                                                     ---------   -------   -------   -------   -------   -------
Net Income (1)                                            24.7       0.4     (16.4)     34.0      25.3      26.5
                                                     =========   =======   =======   =======   =======   =======


Effective tax rate                                        35.2%     38.5%     41.6%     27.7%     32.2%     32.6%

Operating Revenue                                        426.7     405.1     575.9     393.7     460.0     457.8
Realized gains on investments                              0.4       0.4       3.7       1.9      (1.7)     (3.4)
                                                     ---------   -------   -------   -------   -------   -------
Total Revenue                                            427.1     405.5     579.7     395.5     458.3     454.4
                                                     =========   =======   =======   =======   =======   =======


Revenue by Source (Including Investment Gains/Losses)
Individual Markets                                       191.4     182.0     252.9     246.8     249.2     262.4
Group Markets                                             37.1      38.4      56.0      87.7      75.6      77.5
Financial Reinsurance                                     81.9      72.5     109.5      34.6      29.8      29.4
Other                                                     (0.4)      0.1       1.3       4.1       3.6       4.8
                                                     ---------   -------   -------   -------   -------   -------
Total Revenue, Excl Exited Businesses                    309.9     293.0     419.7     373.2     358.1     374.0
Exited Businesses Under Management (2)                   117.2     112.5     159.9      22.4     100.2      80.3
                                                     ---------   -------   -------   -------   -------   -------
Total Revenue                                            427.1     405.5     579.7     395.5     458.3     454.4
                                                     =========   =======   =======   =======   =======   =======

Income from Operations by Source
Individual Markets                                        21.3      24.9      20.2      19.2      22.6      20.5
Group Markets                                              0.4      (1.3)     (1.7)      1.0       1.2       1.5
Financial Reinsurance                                      4.7       4.2       5.5       7.2       4.0       4.5
Other                                                     (0.4)      0.0      (0.8)     (1.0)     (0.9)     (0.5)
                                                     ---------   -------   -------   -------   -------   -------
Inc from Oper, Excl Exited Businesses                     26.1      27.8      23.3      26.3      26.9      26.0
Exited Businesses Under Management (2)                    (1.7)    (24.4)    (42.1)      6.4      (0.6)      2.7
                                                     ---------   -------   -------   -------   -------   -------
Income from Operations                                    24.4       3.3     (18.8)     32.8      26.4      28.7
                                                     =========   =======   =======   =======   =======   =======

Individual Life Sales
[Billions of Dollars]                                     20.0      28.8      49.6      30.0      37.2      37.2

Ind Life In-Force                                        240.0     261.5     306.6     325.9     354.0     381.4
Group Life In-Force                                       38.5      35.6      34.2      32.5      30.5      31.2
                                                     ---------   -------   -------   -------   -------   -------
Total Life In-Force                                      278.5     297.1     340.8     358.4     384.4     412.6
[Billions of Dollars]                                =========   =======   =======   =======   =======   =======

Ratios [Percentages]
Individual Life Mortality
Actual to Expected Loss Ratio                             88.9      81.7      97.2      99.5      96.9     101.2
Employer Stop Loss-
Loss Ratio                                                81.0     100.8      84.5      74.7      72.6      76.5
Combined Ratio                                           119.1     133.1     111.8      99.8     100.8     100.9

Average Capital                                         1048.6    1040.3    1044.5    1058.6    1022.7    1058.7
Average Capital, Excl Exited Business (3)                577.8     615.1       648     692.7     732.7     761.1
Return on Average Capital,
Excluding Exited Business                                 18.1%     18.1%     14.4%     15.2%     14.7%     13.6%


(1) Fourth quarter 1999 income from operations and net income include a charge of $40.4 million for
Lincoln's participation in workers compensation carve-out business.Fourth quarter and full year 1997 income from operations and net income include a change in estimate for personal accident programs of
$113.7 million.
(2) Exited Businesses Under Management include disability income, HMO excess-of-loss, carrier medical, personal accident and Lincoln's investment in Seguros Serfin Lincoln.
(3) LNC manages the relative mixture of debt and equity capital at the consolidated level.Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity calculation.For this business segment, allocating consolidated leverage would result in a higher return on equity as compared to the return on capital reported above.





Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31               1995      1996      1997      1998      1999
                                          --------- --------- --------- --------- ---------
Operating Revenue
Investment advisory fees                       134.7     199.8     229.9     249.0     248.6
Investment advisory fees - at cost (1)          32.2      43.7      46.2      47.9      37.7
Other revenue and fees                          38.5      60.1      78.9     102.6     117.0
Net investment income                           60.5      76.4      73.4      66.8      57.9

                                           --------- --------- --------- --------- ---------
Operating Revenue                              265.9     380.0     428.4     466.3     461.1
                                           --------- --------- --------- --------- ---------

Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses                   242.8     367.7     421.1     429.2     409.5
Interest on notes payable                        0.0       0.0       0.2       0.3       0.0

                                           --------- --------- --------- --------- ---------
Total Benefits & Expenses                      242.8     367.7     421.3     429.5     409.5
                                           --------- --------- --------- --------- ---------

Income from Operations Before Tax               23.0      12.3       7.1      36.8      51.6

Federal income taxes                            11.9       9.5       7.4      16.1      18.7
                                           --------- --------- --------- --------- ---------

Income from Operations                          11.1       2.8      (0.3)     20.7      32.9

Realized Gains (after-tax)                       6.7       6.4       7.0       0.5      (0.1)
Restructuring Charge                                                                    (9.2)
Net Income                                      17.8       9.2       6.7      21.2      23.6
                                           ========= ========= ========= ========= =========

Inc from Oper - Excl Intangible Amort           11.1      26.8      26.8      49.4      60.7

Operating Revenue                              265.9     380.0     428.4     466.3     461.1
Realized gains on investments                   10.2       9.9      11.6       0.9      (0.1)
                                            --------  --------  --------  --------  --------
Total Revenue                                  276.1     389.9     440.0     467.3     461.0
                                           ========= ========= ========= ========= =========

Average Capital (Securities at Cost)           635.6     646.1     653.3     642.3     593.9
Return on Capital (2)                            2.3%      0.4%      0.0%      3.2%      5.5%




For the Quarter Ended                        Dec       Mar       Jun       Sep       Dec       Mar
                                             1997      1998      1998      1998      1998      1999
                                          --------- --------- --------- --------- --------- ---------
Operating Revenue
Investment advisory fees                       56.8      63.4      64.9      58.3     62.5      65.1
Investment advisory fees - at cost (1)         13.8      11.9      12.1      12.5     11.4       8.7
Other revenue and fees                         20.9      23.1      23.8      26.9     28.8      28.1
Net investment income                          17.6      16.7      17.1      16.0     17.0      15.2

                                          --------- --------- --------- --------- -------- ---------
Operating Revenue                             109.3     115.0     118.0     113.6    119.7     117.1
                                          --------- --------- --------- --------- -------- ---------

Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses                  103.2     108.4     107.9     106.8    106.1     103.1
Interest on notes payable                       0.0       0.1       0.1       0.1      0.0       0.0

                                          --------- --------- --------- --------- -------- ---------
Total Benefits & Expenses                     103.2     108.4     108.1     106.9    106.1     103.1
                                          --------- --------- --------- --------- -------- ---------

Income from Operations Before Tax               6.1       6.6       9.9       6.7     13.6      14.0

Federal income taxes                            3.0       3.3       4.4       3.9      4.6       5.6

                                          --------- --------- --------- --------- -------- ---------
Income from Operations                          3.0       3.3       5.5       2.8      9.0       8.4

Realized Gains (after-tax)                      0.9       2.0       0.4      (3.7)     1.8       0.2
Restructuring Charge                            0.0       0.0       0.0       0.0      0.0     (12.1)
                                          --------- --------- --------- --------- -------- ---------
Net Income                                      3.9       5.3       6.0      (0.9)    10.8      (3.6)
                                          ========= ========= ========= ========= ======== =========

Inc from Oper
- Excl Intangible Amort                        10.2      10.5      12.7      10.0     16.3      15.5

Operating Revenue                             109.3     115.0     118.0     113.6    119.7     117.1
Realized gain on investments                    1.3       3.5       0.7      (6.3)     3.0       0.2
                                          --------- --------- --------- --------- -------- ---------
Total Revenue                                 110.5     118.5     118.7     107.4    122.7     117.3
                                          ========= ========= ========= ========= ======== =========

Average Capital (Securities at Cost)          665.8     647.8     644.7     641.4    635.3     612.6
Return on Capital (2)                           1.8%      2.0%      3.4%      1.8%     5.7%      5.5%





For the Quarter Ended                        Jun       Sep       Dec       Mar       Jun       Sep
                                             1999      1999      1999      2000      2000      2000
                                          --------- --------- --------- --------- --------- ---------
Operating Revenue
Investment advisory fees                      62.5      60.7      60.3      60.0       57.9      56.9
Investment advisory fees - at cost (1)         9.3       8.6      11.1       9.5       10.7      12.4
Other revenue and fees                        29.0      27.9      32.0      33.8       32.9      28.5
Net investment income                         14.4      14.1      14.2      13.3       12.9      18.5

                                          --------- --------- --------- --------- --------- ---------
Operating Revenue                            115.2     111.3     117.6     116.7      114.4     116.2
                                          --------- --------- --------- --------- --------- ---------

Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses                  103.6      99.1     103.7     108.4     107.5     110.8
Interest on notes payable                       0.0       0.0       0.0       0.0       0.0       0.0

                                          --------- --------- --------- --------- --------- ---------
Total Benefits & Expenses                     103.6      99.1     103.7     108.4     107.5     110.8
                                          --------- --------- --------- --------- --------- ---------

Income from Operations Before Tax              11.7      12.2      13.8       8.3       6.9       5.4

Federal income taxes                            4.2       4.1       4.9       3.0       2.5       2.5

                                          --------- --------- --------- --------- --------- ---------
Income from Operations                          7.5       8.1       8.9       5.3       4.4       3.0

Realized Gains (after-tax)                     (0.3)     (0.3)      0.4      (0.1)     (2.0)     (0.2)
Restructuring Charge                            0.0       0.0       2.9       0.0      (2.7)      0.0
                                          --------- --------- --------- --------- --------- ---------
Net Income                                      7.2       7.7      12.2       5.2      (0.3)      2.7
                                          ========= ========= ========= ========= ========= =========

Inc from Oper
- Excl Intangible Amort                        14.4      15.0      15.7      12.2      11.0       9.6

Operating Revenue                             115.2     111.3     117.6     116.7     114.4     116.2
Realized gain on investments                   (0.4)     (0.5)      0.6      (0.2)     (3.1)     (0.4)
                                          --------- --------- --------- --------- --------- ---------
Total Revenue                                 114.8     110.7     118.1     116.5     111.3     115.9
                                          ========= ========= ========= ========= ========= =========

Average Capital (Securities at Cost)          591.6     587.2     584.2     581.5     593.0     567.7
Return on Capital (2)                           5.1%      5.5%      6.1%      3.6%      2.9%      2.1%

(1) Fees labeled "at cost" are calculated on an expense sharing basis and do not include a profit margin.
(2) LNC manages the relative mixture of debt and equity capital at the consolidated level. Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity calculation. For this business segment, allocating consolidated leverage would result in a lower return on equity as compared to the return on capital reported above.






Reconciliation of Assets Under Management
Unaudited [Billions of Dollars]
                                                  1995      1996      1997      1998      1999
                                                ------    ------    ------   -------    ------
Retail Fixed - Bal Beg of Year                   5.637     6.094     5.853     8.125     8.217

Fund Sales                                       0.767     0.764     0.961     1.165     0.991
Redemptions                                     (0.829)   (0.986)   (1.271)   (1.235)   (1.424)
Net Money Market                                (0.074)   (0.079)   (0.069)   (0.140)   (0.110)
Transfers                                       (0.022)   (0.114)   (0.220)    0.132     0.177
                                                ------    ------    ------   -------    ------
Net Cash Flows                                  (0.157)   (0.415)   (0.599)   (0.078)   (0.366)
Income Retained                                  0.212     0.237     0.276     0.291     0.276
Market Apprec/Deprec                             0.402    (0.062)    0.049    (0.121)   (0.704)
Acq of New Company/Business                                          2.547
                                                ------    ------    ------   -------    ------
Balance at End of Year                           6.094     5.853     8.125     8.217     7.424
                                                ------    ------    ------   -------    ------
Retail Equity - Bal Beg of Year                  7.486     9.974    13.152    17.754    22.080

Fund Sales                                       1.100     2.175     2.953     3.581     3.271
Redemptions                                     (0.882)   (1.037)   (1.926)   (2.460)   (4.971)
Net Money Market                                                     0.000    (0.002)   (0.001)
Transfers                                        0.041     0.188     0.209     0.730    (0.143)
                                                ------    ------    ------   -------    ------
Net Cash Flows                                   0.259     1.327     1.236     1.849    (1.844)
Income Retained                                  0.112     0.039     0.005     0.220     0.120
Market Apprec/Deprec                             2.117     1.812     3.317     2.256     3.028
Acq of New Company/Business                                          0.043
                                                ------    ------    ------   -------    ------
Balance at End of Year                           9.974    13.152    17.754    22.080    23.383
                                                ------    ------    ------   -------    ------

Total Retail - Bal Beg of Year                  13.123    16.068    19.006    25.879    30.297

Retail Sales-Annuities                           1.165     1.638     2.163     2.238     1.561
Retail Sales-Mutual Funds                        0.675     0.849     1.218     1.913     2.153
Retail Sales-Wrap & Other                        0.027     0.454     0.533     0.596     0.550
                                                ------    ------    ------   -------    ------
Total Retail Sales                               1.867     2.940     3.914     4.745     4.264
Redemptions                                     (1.710)   (2.023)   (3.197)   (3.694)   (6.396)
Net Money Market                                (0.074)   (0.079)   (0.068)   (0.141)   (0.111)
Transfers                                        0.020     0.074    (0.011)    0.862     0.034
                                                ------    ------    ------   -------    ------
Net Cash Flows                                   0.103     0.912     0.637     1.772    (2.209)
Income Retained                                  0.324     0.276     0.281     0.511     0.396
Market Apprec/Deprec                             2.519     1.750     3.366     2.136     2.324
Acq of New Company/Business                                          2.590
                                                ------    ------    ------   -------    ------
Balance at End of Year                          16.068    19.006    25.879    30.297    30.807

----------------------------------------------------------------------------------------------

Institutional Fixed - Bal Beg of Year            2.958     2.956     3.580     5.708     6.955

Inflows                                          0.723     1.516     2.509     2.169     2.000
Withdrawals/Terminations                        (0.985)   (1.155)   (0.787)   (1.242)   (1.699)
Transfers                                       (0.121)    0.015     0.013    (0.074)   (0.001)
                                                ------    ------    ------   -------    ------
Net Cash Flows                                  (0.383)    0.376     1.735     0.853     0.300
Income Retained                                  0.133     0.145     0.225     0.333     0.346
Market Apprec/Deprec                             0.248     0.104     0.118     0.061    (0.665)
Acq of New Company/Business                                          0.051
                                                ------    ------    ------   -------    ------
Balance at End of Year                           2.956     3.580     5.708     6.955     6.937
                                                ------    ------    ------   -------    ------

Institutional Equity - Bal Beg of Year          18.446    21.619    22.886    24.871    24.235

Inflows                                          0.848     1.974     2.465     3.840     5.248
Withdrawals/Terminations                        (3.195)   (4.772)   (6.447)   (7.441)   (7.801)
Transfers                                        0.053    (0.007)   (0.068)    0.047     0.011
                                                ------    ------    ------   -------    ------
Net Cash Flows                                  (2.293)   (2.805)   (4.049)   (3.555)   (2.542)
Income Retained                                  0.395     0.557     0.491     0.473     0.482
Market Apprec/Deprec                             5.072     3.514     5.544     2.446     1.453
Acq of New Company/Business
                                                ------    ------    ------   -------    ------
Balance at End of Year                          21.619    22.886    24.871    24.235    23.630
                                                ------    ------    ------   -------    ------

Total Institutional - Bal Beg of Year           21.404    24.575    26.465    30.579    31.191

Inflows                                          1.571     3.490     4.975     6.009     7.249
Withdrawals/Terminations                        (4.180)   (5.928)   (7.234)   (8.683)   (9.500)
Transfers                                       (0.068)    0.008    (0.055)   (0.027)    0.011
                                                ------    ------    ------   -------    ------
Net Cash Flows                                  (2.676)   (2.429)   (2.314)   (2.702)   (2.240)
Income Retained                                  0.528     0.702     0.716     0.806     0.829
Market Apprec/Deprec                             5.319     3.618     5.662     2.508     0.789
Acq of New Company/Business                                          0.051
                                                ------    ------    ------   -------    ------
Balance at End of Year                          24.575    26.465    30.579    31.191    30.567
                                                ------    ------    ------   -------    ------

Assets Under Management
                                                ------    ------    ------   -------    ------
At End of Year                                  40.643    45.471    56.458    61.488    61.374

Assets Under Management
At End of Year - At Cost Operations             36.429    37.453    35.684    39.432    35.934

Total Assets Under Management
                                                ------    ------    ------   -------    ------
At End of Year                                  77.072    82.924    92.142   100.920    97.308
                                                ======    ======    ======   =======    ======

NOTE: This segment was started in the second quarter of 1995 following the completion of the acquisition of Delaware Management Holdings, Inc.
       Data shown for 1995 reflects a full year of activity.






Reconciliation of Assets Under Management
Unaudited [Billions of Dollars]
                                                   Dec     March      June      Sept       Dec       Mar
                                                  1997      1998      1998      1998      1998      1999
                                                ------   -------    ------    ------   -------    ------
Retail Fixed - Bal Beg of Qtr                    8.105     8.125     8.286     8.260     8.287     8.217

Fund Sales                                       0.247     0.298     0.241     0.381     0.246     0.316
Redemptions                                     (0.296)   (0.273)   (0.272)   (0.302)   (0.387)   (0.313)
Net Money Market                                (0.008)   (0.055)   (0.052)   (0.034)    0.000    (0.019)
Transfers                                       (0.115)    0.054     0.042     0.029     0.007     0.032
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                  (0.172)    0.024    (0.041)    0.074    (0.134)    0.016
Income Retained                                  0.078     0.075     0.063     0.076     0.076     0.066
Market Apprec/Deprec                             0.114     0.061    (0.048)   (0.122)   (0.012)   (0.067)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                            8.125     8.286     8.260     8.287     8.217     8.233
                                                ------   -------    ------    ------   -------    ------

Retail Equity - Bal Beg of Qtr                  17.304    17.754    20.448    21.456    18.785    22.080

Fund Sales                                       0.855     0.906     1.043     0.830     0.802     0.856
Redemptions                                     (0.492)   (0.479)   (0.518)   (0.547)   (0.915)   (1.030)
Net Money Market                                 0.000    (0.002)    0.000     0.000     0.000     0.000
Transfers                                        0.124     0.284     0.489    (0.032)   (0.011)   (0.034)
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                   0.487     0.709     1.014     0.252    (0.124)   (0.208)
Income Retained                                 (0.054)    0.033     0.054     0.134    (0.001)    0.053
Market Apprec/Deprec                             0.018     1.952    (0.059)   (3.056)    3.420    (0.128)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                           17.754    20.448    21.456    18.785    22.080    21.798
                                                ------   -------    ------    ------   -------    ------

Total Retail - Bal Beg of Qtr                   25.409    25.879    28.734    29.716    27.072    30.297

Retail Sales-Annuities                           0.587     0.592     0.598     0.541     0.507     0.428
Retail Sales-Mutual Funds                        0.349     0.464     0.513     0.531     0.403     0.565
Retail Sales-Wrap & Other                        0.165     0.147     0.173     0.139     0.136     0.182
                                                ------   -------    ------    ------   -------    ------
Total Retail Sales                               1.102     1.203     1.284     1.211     1.046     1.175
Redemptions                                     (0.788)   (0.752)   (0.791)   (0.849)   (1.302)   (1.343)
Net Money Market                                (0.008)   (0.055)   (0.052)   (0.034)    0.000    (0.019)
Transfers                                        0.008     0.338     0.531    (0.003)   (0.004)   (0.001)
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                   0.314     0.734     0.972     0.325    (0.260)   (0.188)
Income Retained                                  0.023     0.108     0.117     0.210     0.075     0.119
Market Apprec/Deprec                             0.132     2.014    (0.108)   (3.180)    3.409    (0.196)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                           25.879    28.734    29.716    27.072    30.297    30.031
                                                ------   -------    ------    ------   -------    ------

                                                  June      Sept       Dec       Mar       Jun      Sept
                                                  1999      1999      1999      2000      2000      2000
                                                ------   -------    ------    ------   -------    ------
Retail Fixed - Bal Beg of Qtr                    8.233     7.945     7.680     7.424     6.964     6.667

Fund Sales                                       0.263     0.231     0.181     0.146     0.152     0.213
Redemptions                                     (0.366)   (0.342)   (0.403)   (0.444)   (0.328)   (0.321)
Net Money Market                                (0.033)   (0.029)   (0.030)   (0.067)   (0.058)   (0.031)
Transfers                                       (0.043)    0.034     0.154    (0.095)   (0.045)   (0.033)
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                  (0.179)   (0.106)   (0.098)   (0.460)   (0.279)   (0.171)
Income Retained                                  0.074     0.069     0.067     0.061     0.063     0.059
Market Apprec/Deprec                            (0.185)   (0.228)   (0.225)   (0.062)   (0.082)   (0.023)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                            7.945     7.680     7.424     6.964     6.667     6.531
                                                ------   -------    ------    ------   -------    ------

Retail Equity - Bal Beg of Qtr                  21.798    22.340    20.873    23.383    24.102    23.129

Fund Sales                                       0.790     0.730     0.894     1.220     0.868     0.904
Redemptions                                     (1.957)   (0.865)   (1.120)   (1.550)   (0.971)   (1.027)
Net Money Market                                (0.001)    0.000     0.000     0.000     0.000     0.001
Transfers                                        0.036    (0.060)   (0.086)   (0.096)    0.018    (0.033)
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                  (1.132)   (0.195)   (0.312)   (0.426)   (0.085)   (0.154)
Income Retained                                  0.061     0.007     0.000     0.033     0.021     0.005
Market Apprec/Deprec                             1.614    (1.279)    2.822     1.112    (0.908)    0.701
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                           22.340    20.873    23.383    24.102    23.129    23.680
                                                ------   -------    ------    ------   -------    ------

Total Retail - Bal Beg of Qtr                   30.031    30.285    28.553    30.807    31.066    29.796

Retail Sales-Annuities                           0.393     0.332     0.409     0.379     0.358     0.453
Retail Sales-Mutual Funds                        0.487     0.514     0.587     0.840     0.556     0.521
Retail Sales-Wrap & Other                        0.173     0.116     0.079     0.148     0.106     0.143
                                                ------   -------    ------    ------   -------    ------
Total Retail Sales                               1.053     0.962     1.075     1.367     1.020     1.118
Redemptions                                     (2.323)   (1.207)   (1.523)   (1.995)   (1.299)   (1.348)
Net Money Market                                (0.033)   (0.029)   (0.030)   (0.067)   (0.058)   (0.030)
Transfers                                       (0.006)   (0.027)    0.068    (0.191)   (0.026)   (0.065)
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                  (1.309)   (0.301)   (0.410)   (0.886)   (0.363)   (0.326)
Income Retained                                  0.134     0.076     0.067     0.095     0.083     0.063
Market Apprec/Deprec                             1.429    (1.507)    2.597     1.051    (0.989)    0.677
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                           30.285    28.553    30.807    31.066    29.796    30.211
                                                ------   -------    ------    ------   -------    ------

                                                   Dec     March      June      Sept       Dec       Mar
                                                  1997      1998      1998      1998      1998      1999
                                                ------   -------    ------    ------   -------    ------
Institutional Fixed - Bal Beg of Qtr             4.496     5.708     6.216     6.400     6.769     6.955

Inflows                                          1.332     0.975     0.457     0.566     0.170     0.657
Withdrawals/Terminations                        (0.285)   (0.387)   (0.304)   (0.325)   (0.225)   (0.415)
Transfers                                       (0.008)   (0.022)   (0.013)   (0.046)    0.008    (0.003)
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                   1.039     0.566     0.139     0.195    (0.047)    0.239
Income Retained                                  0.065     0.080     0.092     0.101     0.060     0.089
Market Apprec/Deprec                             0.108    (0.137)   (0.047)    0.073     0.173    (0.300)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at end of Qtr                            5.708     6.216     6.400     6.769     6.955     6.984
                                                ------   -------    ------    ------   -------    ------

Institutional Equity - Bal Beg of Qtr           26.271    24.871    27.868    26.064    21.702    24.235

Inflows                                          0.445     0.995     0.825     0.855     1.165     1.297
Withdrawals/Terminations                        (1.732)   (1.200)   (2.505)   (1.663)   (2.072)   (2.540)
Transfers                                       (0.020)    0.006    (0.021)    0.050     0.013     0.011
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                  (1.307)   (0.200)   (1.702)   (0.759)   (0.895)   (1.232)
Income Retained                                  0.122     0.118     0.139     0.119     0.098     0.104
Market Apprec/Deprec                            (0.215)    3.079    (0.241)   (3.721)    3.330    (0.180)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                           24.871    27.868    26.064    21.702    24.235    22.927
                                                ------   -------    ------    ------   -------    ------

Total Institutional - Bal Beg of Qtr            30.768    30.579    34.084    32.463    28.471    31.191

Inflows                                          1.778     1.970     1.282     1.421     1.335     1.953
Withdrawals/Terminations                        (2.017)   (1.588)   (2.810)   (1.988)   (2.297)   (2.955)
Transfers                                       (0.028)   (0.017)   (0.035)    0.003     0.021     0.008
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                  (0.267)    0.366    (1.562)   (0.564)   (0.942)   (0.994)
Income Retained                                  0.186     0.197     0.230     0.220     0.158     0.193
Market Apprec/Deprec                            (0.107)    2.941    (0.289)   (3.649)    3.504    (0.480)
Acq of New Company/Business
                                                ------    ------    ------    ------    ------    ------
Balance at End of Qtr                           30.579    34.084    32.463    28.471    31.191    29.910
                                                ------   -------    ------    ------   -------    ------

                                                ------   -------    ------    ------   -------    ------
Assets Under Management
At End of Qtr                                   56.458    62.818    62.179    55.543    61.488    59.941

Assets Under Management
At End of Qtr - At Cost Operations              35.684    37.846    37.714    38.471    39.432    38.516
                                                ------   -------    ------    ------   -------    ------

Total Assets Under Management
At End of Qtr                                   92.142   100.664    99.893    94.014   100.920    98.457
                                                ======   =======    ======    ======   =======    ======

                                                  June      Sept       Dec       Mar       Jun      Sept
                                                  1999      1999      1999      2000      2000      2000
                                                ------   -------    ------    ------   -------    ------
Institutional Fixed - Bal Beg of Qtr             6.984     7.264     7.218     6.937     6.873     6.484

Inflows                                          0.478     0.446     0.420     0.180     0.148     0.308
Withdrawals/Terminations                        (0.210)   (0.294)   (0.781)   (0.353)   (0.520)   (0.532)
Transfers                                        0.003    (0.002)    0.001    (0.005)   (0.001)    0.000
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                   0.271     0.150    (0.360)   (0.178)   (0.373)   (0.224)
Income Retained                                  0.079     0.110     0.068     0.090     0.066     0.089
Market Apprec/Deprec                            (0.070)   (0.306)    0.011     0.024    (0.081)   (0.074)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at end of Qtr                            7.264     7.218     6.937     6.873     6.484     6.275
                                                ------   -------    ------    ------   -------    ------

Institutional Equity - Bal Beg of Qtr           22.927    23.962    23.098    23.630    20.303    20.239

Inflows                                          1.179     1.839     0.934     0.904     0.669     0.407
Withdrawals/Terminations                        (2.052)   (1.165)   (2.043)   (3.333)   (1.354)   (1.154)
Transfers                                        0.019    (0.008)   (0.010)   (0.004)    0.002    (0.013)
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                  (0.854)    0.666    (1.119)   (2.433)   (0.683)   (0.760)
Income Retained                                  0.118     0.167     0.093     0.109     0.132     0.108
Market Apprec/Deprec                             1.771    (1.697)    1.559    (1.003)    0.488    (0.545)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                           23.962    23.098    23.630    20.303    20.239    19.041
                                                ------   -------    ------    ------   -------    ------

Total Institutional - Bal Beg of Qtr            29.910    31.226    30.316    30.567    27.175    26.722

Inflows                                          1.656     2.284     1.354     1.084     0.817     0.715
Withdrawals/Terminations                        (2.262)   (1.458)   (2.825)   (3.686)   (1.874)   (1.686)
Transfers                                        0.022    (0.010)   (0.009)   (0.009)    0.000    (0.012)
                                                ------   -------    ------    ------   -------    ------
Net Cash Flows                                  (0.584)    0.816    (1.480)   (2.611)   (1.057)   (0.983)
Income Retained                                  0.197     0.277     0.161     0.198     0.197     0.196
Market Apprec/Deprec                             1.702    (2.003)    1.569    (0.979)    0.407    (0.619)
Acq of New Company/Business
                                                ------   -------    ------    ------   -------    ------
Balance at End of Qtr                           31.226    30.316    30.567    27.175    26.722    25.316
                                                ------   -------    ------    ------   -------    ------

                                                ------   -------    ------    ------   -------    ------
Assets Under Management
At End of Qtr                                   61.511    58.869    61.374    58.242    56.518    55.527

Assets Under Management
At End of Qtr - At Cost Operations              37.391    36.820    35.934    35.541    34.891    34.981
                                                ------   -------    ------    ------   -------    ------

Total Assets Under Management
At End of Qtr                                   98.902    95.689    97.308    93.783    91.408    90.508
                                                ======   =======    ======    ======   =======    ======




Other Operations
Unaudited [Millions of Dollars]

For the Year Ended December 31                                                                  1995   1996   1997   1998   1999
                                                                                              ------ ------ ------ ------ ------
Revenue

Earnings from Unconsolidated
Affiliate (Life-Health Benefits)                                                                13.9
Lincoln Investment Mgmt. - Corp. (1)                                                            22.0
Lincoln Financial Advisors                                                                      94.8  111.0  130.1  292.9  325.2
Other [Including
Consolidating Adjustments]                                                                    (104.5)(101.8) (88.1)(168.5)(175.3)
                                                                                              ------ ------ ------ ------ ------
Operating Revenue                                                                               26.2    9.3   42.0  124.4  149.9

Realized gain on investments                                                                    94.8   (3.0)  16.9    4.0    8.6

                                                                                              ------ ------ ------ ------ ------
Total Revenue                                                                                  121.0    6.3   58.9  128.3  158.5
                                                                                              ====== ====== ====== ====== ======



Income (Loss)

Earnings from Unconsolidated
Affiliate (Life-Health Benefits)                                                                13.7
Lincoln Investment Mgmt. - Corp. (1)                                                             0.3
LNC Financing                                                                                  (52.7) (49.7) (31.9) (52.5) (83.6)
LNC Operations (2)                                                                             (19.5) (14.8) (18.4) (18.5)
Lincoln Financial Advisors                                                                      (7.0) (10.2)  (5.3) (23.7) (20.8)
Other Corporate                                                                                  0.3    2.6   (6.5)   2.1   (5.2)
                                                                                              ------ ------ ------ ------ ------
Inc (Loss) from Operations                                                                     (64.8) (72.1) (62.1) (92.6)(109.5)

Realized Gain on Investments                                                                     5.9   (1.0)   8.6    5.3    6.4
Realized Gain on Sale of Subsidiaries                                                           58.3
Restructuring Charge                                                                                                 14.3
                                                                                              ------ ------ ------ ------ ------
Total Net Income (Loss)                                                                         (0.6) (73.1) (53.5)(101.6)(103.1)
                                                                                              ====== ====== ====== ====== ======




                                                Dec    Mar    Jun    Sep    Dec    Mar    Jun    Sep    Dec    Mar    Jun    Sep
For the Quarter Ended                          1997   1998   1998   1998   1998   1999   1999   1999   1999   2000   2000   2000
Revenue
Lincoln Financial Advisors                     35.7   62.4   73.9   74.8   81.7   67.0   73.9   78.0  106.3   89.4   92.9   93.9
Other [Including
Consolidating Adjustments]                      2.9  (31.0) (39.9) (48.3) (49.3)  (4.6) (13.7) (43.1)(113.9) (40.0) (60.3) (51.9)
                                             ------ ------ ------ ------ ------ ------  ------ ------ ------ ------ ------ ------
Operating Revenue                              38.6   31.4   34.0   26.5   32.4   62.4   60.2   34.9   (7.5)  49.4   32.7   42.0

Realized gain on investments                   22.3    2.2   (3.0)   3.1    1.6    0.2   (1.7)  13.8   (3.7)  (2.7)   0.4    0.0

                                             ------ ------ ------ ------ ------ ------  ------ ------ ------ ------ ------ ------
Total Revenue                                  60.8   33.6   31.0   29.7   34.0   62.6   58.5   48.7  (11.2)  46.8   33.1   42.0

Income (Loss)

LNC Financing                                   7.3   (5.0) (12.8) (15.3) (19.5) (20.9) (21.6) (19.8) (21.3) (21.6) (22.0) (21.9)
LNC Operations (2)                             (5.5)  (4.2)  (5.2)  (4.2)  (4.9)   0.0    0.0    0.0    0.0    0.0    0.0    0.0
Lincoln Financial Advisors                     (1.7)  (6.0)  (6.8)  (4.6)  (6.4)  (8.4)  (9.7)  (5.3)   2.7   (7.4)  (2.9)  (3.1)
Other Corporate                                (7.3)   1.6    2.1    0.4   (1.9)  (1.7)   1.0   (2.8)  (1.7)  (6.2)  (1.5)   2.7
                                             ------ ------ ------ ------ ------ ------  ------ ------ ------ ------ ------ ------
Inc (Loss) from Oper                           (7.2) (13.6) (22.7) (23.7) (32.7) (31.0) (30.3) (27.9) (20.3) (35.2) (26.4) (22.2)

Realized Gain on Investments                   11.8    1.4   (2.1)   1.9    4.1    0.1   (2.0)   9.5   (1.2)  (1.6)   0.3   (1.0)
Restructuring Charge                                                      (14.3)
                                             ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Total Net Income (Loss)                         4.6  (12.2) (24.8) (21.7) (42.9) (30.9) (32.3) (18.4) (21.5) (36.8) (26.1) (23.2)
                                             ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======


(1) Starting with the first quarter of 1999, Lincoln Investment Mgmt - Corp. was moved to the Investment Management segment.
    Prior periods were restated for 1995-1998. The Investment Management segment was started in the second quarter of 1995.
(2) Starting with the first quarter of 1999, 100% of "LNC Operations" is allocated to the business segments.  Prior periods have not been restated.





Consolidated Retail Deposits/Account Balances
Unaudited [Billions of Dollars]

                                                                                              1995    1996    1997    1998    1999
                                                                                             -----   -----   -----   -----   -----
Deposits - For the Year

Annuities Segment - Fixed Annuities                                                          1.844   1.689   1.556   1.265   2.271
Annuities Segment - Variable Annuities                                                       1.873   2.746   2.695   2.791   2.553
Annuities Segment - Life Insurance                                                           0.000   0.000   0.000   0.000   0.017
Life Insurance Segment - Life Insurance                                                      0.373   0.405   0.384   1.207   1.698
Life Insurance Segment - Fixed Annuities                                                     0.538   0.164   0.076   0.187   0.291
Inv Mgmt - Annuities                                                                         1.165   1.638   2.163   2.238   1.561
Inv Mgmt - Mutual Funds                                                                      0.675   0.849   1.218   1.913   2.153
Inv Mgmt - Wrap Fee & Other                                                                  0.027   0.454   0.533   0.596   0.550
Consolidating Adjustments                                                                   (0.450) (0.684) (0.966) (1.041) (0.499)
                                                                                             -----   -----   -----   -----   -----
Deposits - U.S.                                                                              6.044   7.259   7.658   9.157  10.597

Lincoln UK                                                                                   0.391   0.446   0.569   0.473   0.537
UK Consoldating Adjustment                                                                                  (0.022) (0.023) (0.019)
                                                                                             -----   -----   -----   -----   -----
Gross Deposits                                                                               6.435   7.705   8.205   9.608  11.115
                                                                                             =====   =====   =====   =====   =====


Account Balances - End of Year
Annuities Segment - Fixed Annuities                                                         10.468  13.486  13.335  14.485  14.764
Annuities Segment - Variable Annuities                                                      15.673  20.383  27.346  33.358  41.493
Annuities Segment - Life Insurance                                                                                           0.155
Life Insurance Segment - Life Insurance                                                      2.629   2.869   3.038   9.243  10.217
Life Insurance Segment - Fixed Annuities                                                     2.399   2.332   2.123   2.020   2.027
Inv Mgmt - Annuities                                                                         5.994   7.915  10.991  14.257  15.526
Inv Mgmt - Mutual Funds                                                                      8.164   9.017  12.484  13.528  13.632
Inv Mgmt - Wrap Fee & Other                                                                  1.909   2.074   2.403   2.512   1.649
Consolidating Adjustments                                                                   (3.700) (5.098) (6.806) (8.891) (9.175)
                                                                                             -----   -----   -----   -----   -----
Account Balances - U.S.                                                                     43.537  52.978  64.914  80.512  90.288

Lincoln UK                                                                                   4.307   5.074   5.643   6.265   7.220
UK Consoldating Adjustment                                                                                  (0.024) (0.447) (0.347)
                                                                                             -----   -----   -----   -----   -----
Consolidated Account Balances                                                               47.844  58.052  70.533  86.329  97.161
                                                                                             =====   =====   =====   =====   =====



                                       Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep
                                      1997    1998    1998    1998    1998    1999    1999    1999    1999    2000    2000    2000
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Deposits -  For the Quarter
Annuities Segment -
Fixed Annuities                      0.389   0.333   0.357   0.299   0.276   0.428   0.575   0.604   0.664   0.530   0.442   0.472
Annuities Segment -
Variable Annuities                   0.685   0.701   0.810   0.647   0.633   0.635   0.651   0.634   0.634   0.797   0.793   0.729
Annuities Segment -
Life Insurance                                                               0.003   0.005   0.004   0.005   0.003   0.003   0.004
Life Insurance Segment -
Life Insurance                       0.095   0.220   0.259   0.254   0.475   0.394   0.379   0.399   0.526   0.424   0.411   0.428
Life Insurance Segment -
Fixed Annuities                      0.018   0.031   0.051   0.046   0.059   0.061   0.079   0.074   0.077   0.059   0.048   0.041
Inv Mgmt - Annuities                 0.587   0.592   0.598   0.541   0.507   0.428   0.393   0.332   0.409   0.379   0.358   0.453
Inv Mgmt - Mutual Funds              0.349   0.464   0.513   0.531   0.403   0.565   0.487   0.514   0.587   0.840   0.556   0.521
Inv Mgmt - Wrap Fee & Other          0.165   0.147   0.173   0.139   0.136   0.182   0.173   0.116   0.079   0.148   0.106   0.143
Consolidating Adjustments           (0.298) (0.260) (0.294) (0.232) (0.254) (0.142) (0.143) (0.096) (0.118) (0.099) (0.062) (0.100)
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Deposits - U.S.                      1.991   2.228   2.466   2.226   2.234   2.554   2.599   2.581   2.864   3.081   2.655   2.691

Lincoln UK                           0.177   0.122   0.100   0.115   0.136   0.131   0.119   0.130   0.156   0.159   0.134   0.145
UK Consoldating Adjustment          (0.001)  0.000  (0.011) (0.007) (0.004) (0.004) (0.005) (0.004) (0.006) (0.006) (0.006) (0.010)
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Gross Deposits                       2.167   2.350   2.555   2.334   2.366   2.682   2.714   2.707   3.014   3.233   2.783   2.827
                                     =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====


Account Balances - End of Quarter
Annuities Segment -
Fixed Annuities                     13.335  14.492  14.365  14.456  14.485  14.631  14.750  14.913  14.764  14.248  13.954  13.782
Annuities Segment -
Variable Annuities                  27.346  32.933  33.458  29.476  33.358  34.148  37.233  35.613  41.493  44.640  43.097  42.743
Annuities Segment -
Life Insurance                                                               0.115   0.130   0.128   0.155   0.169   0.165   0.166
Life Insurance Segment -
Life Insurance                       3.038   6.276   6.394   6.443   9.243   9.416   9.628   9.726  10.217  10.470  10.538  10.716
Life Insurance Segment -
Fixed Annuities                      2.123   2.086   2.049   2.020   2.020   2.025   2.029   2.021   2.027   2.004   1.955   1.918
Inv Mgmt - Annuities                10.991  12.947  13.829  12.270  14.257  14.166  14.981  14.004  15.526  15.531  14.861  14.824
Inv Mgmt - Mutual Funds             12.484  13.283  13.333  12.549  13.528  13.442  13.654  12.938  13.632  14.201  13.604  14.102
Inv Mgmt - Wrap Fee & Other          2.403   2.504   2.553   2.253   2.512   2.424   1.650   1.611   1.649   1.335   1.331   1.285
Consolidating Adjustments           (6.806) (7.872) (8.611) (7.326) (8.891) (8.798) (9.050) (8.387) (9.175) (8.768) (8.419) (8.644)
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Account Balances - U.S.             64.914  76.649  77.371  72.142  80.512  81.570  85.004  82.567  90.288  93.831  91.086  90.893

Lincoln UK                           5.643   6.297   6.310   5.711   6.265   6.348   6.503   6.568   7.220   7.031   6.726   6.499
UK Consoldating Adjustment          (0.024) (0.400) (0.415) (0.366) (0.447) (0.421) (0.414) (0.359) (0.347) (0.345) (0.338) (0.336)
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Consolidated Account Balances       70.533  82.547  83.265  77.487  86.329  87.497  91.093  88.776  97.161 100.517  97.474  97.056
                                     =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====

NOTE:  Excludes amounts reported as Assets Under Management - At Cost Operations




Consolidated Information - Individual Life Insurance In-Force
Unaudited [Billions of Dollars]

December 31                                                                           1995      1996      1997      1998      1999
                                                                                   -------   -------   -------   -------   -------
Life Insurance Segment                                                                36.1      49.2      63.2     172.9     195.0
Annuities Segment                                                                                                              0.6
Lincoln UK                                                                            23.5      23.8      25.0      25.0      25.7
Reinsurance                                                                          142.8     160.9     183.5     250.3     340.8
Consolidating Adjustment                                                                                  (5.6)     (9.9)    (11.3)
                                                                                   -------   -------   -------   -------   -------
  Total                                                                              202.4     233.9     266.1     438.3     550.7
                                                                                   =======   =======   =======   =======   =======


December 31
                                    Dec       Mar       Jun       Sep       Dec       Mar       Jun
End of Quarter                     1997      1998      1998      1998      1998      1999      1999
                                -------   -------   -------   -------   -------   -------   -------

Life Insurance Segment             63.2     108.8     115.2     121.8     172.9     178.5     184.5
Annuities Segment                                                                     0.8       0.5
Lincoln UK                         25.0      25.5      25.8      25.6      25.0      25.2      25.1
Reinsurance                       183.5     190.0     200.0     213.6     250.3     263.4     278.5
Consolidating Adjustment           (5.6)     (1.7)     (1.9)     (2.2)     (9.9)    (10.3)    (10.6)
                                -------   -------   -------   -------   -------   -------   -------
Total                             266.1     322.6     339.1     358.8     438.3     457.6     478.0
                                =======   =======   =======   =======   =======   =======   =======


                                    Sep       Dec       Mar       Jun       Sep
End of Quarter                     1999      1999      2000      2000      2000
                                -------   -------   -------   -------   -------
Life Insurance Segment            188.9     195.0     201.7     207.5     211.3
Annuities Segment                   0.5       0.6       0.6       0.6       0.6
Lincoln UK                         26.2      25.7      26.5      25.2      24.5
Reinsurance                       297.1     340.8     358.4     384.4     412.6
Consolidating Adjustment          (10.9)    (11.3)    (11.4)    (11.5)    (11.4)
                                -------   -------   -------   -------   -------
Total                             501.9     550.7     575.7     606.2     637.7
                                =======   =======   =======   =======   =======




Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

December 31                                                                            1995      1996      1997      1998      1999
                                                                                    -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                                                            21.918    24.097    24.066    30.233    27.689
Equity securities                                                                     0.727     0.558     0.660     0.543     0.604
                                                                                    -------   -------   -------   -------   -------
Other investments                                                                     4.869     5.076     5.092     7.154     7.286
Total LNC Investments                                                                27.514    29.730    29.819    37.929    35.578
Separate accounts                                                                    22.769    28.809    37.139    43.409    53.654
Cash and Invested Cash                                                                1.452     1.145     3.795     2.433     1.896
Discontinued Operations                                                               4.543     4.402
                                                                                    -------   -------   -------   -------   -------
Total LNC                                                                            56.279    64.086    70.752    83.772    91.128

Non-affiliate assets managed                                                         38.566    40.968    48.331    50.061    49.314
                                                                                    -------   -------   -------   -------   -------
Total Assets Managed                                                                 94.845   105.054   119.083   133.833   140.443
                                                                                    =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment                                                        40.645    45.471    56.457    61.488    61.374
(See page 24 for additional detail)
Lincoln Investment Management-Corp                                                   36.429    37.453    35.684    39.432    35.934
(Assets managed internally-see page 24)
Lincoln (UK)                                                                          5.378     6.107     6.775     7.573     8.589
Policy Loans (within business units)                                                  0.603     0.758     0.763     1.840     1.892
Non-LNC Affiliates                                                                   11.790    15.265    19.404    23.500    32.654
                                                                                    -------   -------   -------   -------   -------
Total Assets Managed                                                                 94.845   105.054   119.083   133.833   140.443
                                                                                    =======   =======   =======   =======   =======

                                              Dec       Mar       Jun       Sep       Dec       Mar
End of Quarter                               1997      1998      1998      1998      1998      1999
                                          -------   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                  24.066    27.533    27.787    28.554    30.233    30.578
Equity securities                           0.660     0.825     0.649     0.505     0.543     0.481
Other investments                           5.092     6.873     6.836     6.705     7.154     7.071
                                          -------   -------   -------   -------   -------   -------
Total LNC Investments                      29.819    35.230    35.272    35.764    37.929    38.129
Separate accounts                          37.139    41.741    42.247    37.559    43.409    44.339
Cash and invested cash                      3.795     2.642     2.414     2.725     2.433     2.327
                                          -------   -------   -------   -------   -------   -------
Total LNC                                  70.752    79.613    79.933    76.048    83.772    84.796
Non-affiliate assets managed               48.331    52.963    51.772    46.842    50.061    48.690
                                          -------   -------   -------   -------   -------   -------
Total Assets Managed                      119.083   132.576   131.705   122.890   133.833   133.486
                                          =======   =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment              56.457    62.819    62.179    55.542    61.488    59.939
(See page 25 for additional detail)
Lincoln Investment Mgmt. - Corp.           35.684    37.846    37.714    38.471    39.432    38.516
(Assets managed internally-see page 25)
Lincoln (UK)                                6.775     7.467     7.501     6.932     7.573     7.631
Policy Loans (within business units)        0.763     1.405     1.500     1.517     1.840     1.842
Non-LNC Affiliates                         19.403    23.039    22.812    20.427    23.500    25.558
                                          -------   -------   -------   -------   -------   -------
Total Assets Managed                      119.083   132.576   131.705   122.890   133.833   133.486
                                          =======   =======   =======   =======   =======   =======


                                              Jun       Sep       Dec       Mar       Jun       Sep
End of Quarter                               1999      1999      1999      2000      2000      2000
                                          -------   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                  29.579    28.708    27.689    27.745    27.078    27.264
Equity securities                           0.506     0.507     0.604     0.588     0.560     0.570
Other investments                           7.278     7.317     7.286     7.442     7.419     7.471
Total LNC Investments                      37.363    36.532    35.578    35.775    35.057    35.305
Separate accounts                          47.864    46.229    53.654    56.908    54.924    54.411
Cash and invested cash                      2.151     2.343     1.896     1.510     1.619     1.436
                                          -------   -------   -------   -------   -------   -------
Total LNC                                  87.378    85.104    91.128    94.192    91.601    91.152

Non-affiliate assets managed               49.827    48.068    49.314    47.150    45.945    45.119
                                          -------   -------   -------   -------   -------   -------
Total Assets Managed                      137.205   133.172   140.443   141.342   137.546   136.271
                                          =======   =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment              61.511    58.868    61.374    58.243    56.518    55.527
(See page 25 for additional detail)
Lincoln Investment Mgmt. - Corp.           37.391    36.820    35.934    35.541    34.891    34.981
(Assets managed internally-see page 25)
Lincoln (UK)                                7.746     7.849     8.589     8.423     8.058     7.838
Policy Loans (within business units)        1.847     1.863     1.892     1.896     1.915     1.936
Non-LNC Affiliates                         28.710    27.772    32.654    37.239    36.165    35.989
                                          -------   -------   -------   -------   -------   -------
Total Assets Managed                      137.205   133.172   140.443   141.342   137.546   136.271
                                          =======   =======   =======   =======   =======   =======




Consolidated Investment Data
Unaudited [Millions of Dollars except as noted]


For the Year Ended December 31                                        1995      1996      1997      1998      1999
                                                                   -------   -------   -------   -------   -------
Net Investment Income

Fixed Maturity Securities                                           1,610.2   1,690.1   1,832.1   2,065.8   2,232.9
Equity Securities                                                      11.9      14.4      19.1      22.8      20.1
Mortgage loans on real estate                                         268.5     292.7     279.2     383.6     369.2
Real estate                                                           117.9     125.4      99.4      86.8      64.1
Policy loans                                                           36.6      40.7      44.5      99.5     116.5
Invested cash                                                          31.6      69.2     102.4     156.8     110.3
Other investments                                                      52.0      14.7      20.6      88.4      51.8
Investment revenue                                                  2,128.6   2,247.2   2,397.3   2,903.7   2,964.8
Investment expense                                                    148.9     159.2     146.6     222.3     157.3
                                                                    -------   -------   -------   -------   -------
Net Investment Income                                               1,979.8   2,087.9   2,250.8   2,681.4   2,807.5

Grossup of Tax Exempt Income                                            5.0       9.7      12.7      11.6       8.1
                                                                    -------   -------   -------   -------   -------
Adjusted Net Invest Income                                          1,984.7   2,097.7   2,263.5   2,693.0   2,815.6
                                                                  ========= ========= ========= ========= =========
Mean Invested Assets (Cost Basis)                                  25,888.9  27,906.2  30,337.3  36,573.8  39,027.5

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                                              7.67%     7.52%     7.46%     7.36%     7.21%

Investment Gains

Realized Gain on Investments                                         102.8      57.6      72.9      13.7       3.8
Real Gain on Sale of Subsidiary                                       58.3

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)                                       787.0    (208.8)    159.6     116.4  (1,018.1)
Incr (Decr) in Foreign Exchange                                        6.5      53.0     (20.3)      3.8     (19.9)

Securities Available-for-Sale
[Billions of Dollars at End of Year]
Fixed Maturity Sec (Market)                                           21.918    24.097    24.066    30.233    27.689
Fixed Maturity Sec (Adjusted Cost)                                    20.292    23.200    22.624    28.640    28.357

Equity Securities (Market)                                             0.727     0.558     0.660     0.543     0.604
Equity Securities (Adjusted Cost)                                      0.562     0.434     0.518     0.437     0.482

% of Portfolio (Based on Market)
Treasuries and AAA                                                    35.0%     32.8%     27.6%     25.6%     22.8%
AA or better                                                          45.0%     41.9%     35.1%     32.6%     29.8%
BB or less                                                             7.0%      7.0%      7.3%      7.0%      8.0%



                                                  Dec       Mar        Jun       Sep       Dec       Mar
For the Quarter Ended                            1997      1998       1998      1998      1998      1999
                                             --------  --------  --------  --------  --------  --------
Net Investment Income
Fixed Maturity Securities                       465.7     502.1     506.3     512.8     544.5     557.8
Equity Securities                                 6.4       5.6       4.2       4.1       8.9       4.4
Mortgage loans on real estate                    70.4      94.2      90.7      91.3     107.4      94.5
Real estate                                      24.6      24.2      23.9      20.3      18.4      19.4
Policy loans                                     11.2      22.9      22.1      24.6      29.8      28.6
Invested cash                                    41.5      41.7      30.4      40.7      44.0      32.4
Other investments                                 4.0      20.1      29.4      19.5      19.3       7.5
Investment revenue                              623.8     710.9     707.0     713.4     772.4     744.6
Investment expense                               38.7      52.6      48.3      63.8      57.7      35.1
                                             --------  --------  --------  --------  --------  --------
Net Investment Income                           585.1     658.4     658.7     649.6     714.7     709.5

Grossup of Tax Exempt Income                      3.8       3.5       2.9       2.3       3.0       1.8
                                             --------  --------  --------  --------  --------  --------
Adjusted Net Invest Income                      588.9     661.8     661.6     651.9     717.7     711.3
                                             ========  ========  ========  ========  ========  ========
Mean Invested Assets (Cost Basis)            31,760.0  35,827.3  36,094.5  36,445.0  37,619.5  39,174.2

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                        7.42%     7.39%     7.33%     7.16%     7.63%     7.26%

Investment Gains

Realized Gain on Investments                     28.9      13.9      16.5     (17.3)      0.5       1.5

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)                   15.2      39.0      (5.5)    304.2    (221.4)   (297.7)
Incr (Decr) in Foreign Exchange                                      (0.6)      8.0      (9.8)    (19.9)

Securities Available-for-Sale
[Billions of Dollars at End of Year]
Fixed Maturity Sec (Market)                    24.066    27.533    27.787    28.554    30.233    30.578
Fixed Maturity Sec (Adjusted Cost)             22.626    26.076    26.233    26.610    28.640    29.681

Equity Securities (Market)                      0.660     0.825     0.649     0.505     0.543     0.481
Equity Securities (Adjusted Cost)               0.517     0.634     0.528     0.470     0.437     0.380

% of Portfolio (Based on Market)
Treasuries and AAA                               27.6%     26.7%     26.4%     26.1%     25.6%     26.3%
AA or better                                     35.1%     33.6%     33.7%     33.3%     32.6%     33.2%
BB or less                                        7.3%      7.9%      7.2%      6.3%      7.0%      7.1%

                                                  Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                            1999      1999      1999      2000      2000      2000
                                             --------  --------  --------  --------  --------  --------
Net Investment Income
Fixed Maturity Securities                       575.8     551.2     548.0     541.3     544.4     525.3
Equity Securities                                 4.9       3.9       6.9       3.7       5.7       3.6
Mortgage loans on real estate                    85.5      94.7      94.5      92.0      95.1      94.4
Real estate                                      18.4      13.7      12.5      11.2      12.5      11.8
Policy loans                                     28.6      29.4      29.9      30.7      30.9      30.5
Invested cash                                    23.4      32.4      22.0      27.2      15.1      26.5
Other investments                                13.4       9.9      20.9      35.1       2.0      26.9
Investment revenue                              750.1     735.2     734.9     741.1     705.7     719.1
Investment expense                               49.3      38.1      34.8      30.0      31.8      29.0
                                             --------  --------  --------  --------  --------  --------
Net Investment Income                           700.8     697.1     700.1     711.1     673.8     690.0

Grossup of Tax Exempt Income                      2.0       1.7       2.6       1.5       2.3       1.4
                                             --------  --------  --------  --------  --------  --------
Adjusted Net Invest Income                      702.8     698.7     702.7     712.6     676.1     691.5
                                             ========  ========  ========  ========  ========  ========

Mean Invested Assets (Cost Basis)            39,385.3  39,111.8  38,438.6  38,237.4  37,306.1  37,250.8

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                        7.14%     7.15%     7.31%     7.45%     7.25%     7.43%

Investment Gains

Realized Gain on Investments                     (3.5)      4.1       1.6      (0.4)     (6.7)    (11.6)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)                 (255.8)   (102.7)   (361.9)     54.5    (145.4)    218.8
Incr (Decr) in Foreign Exchange                  (9.5)     19.6     (10.2)     (7.3)     (0.9)     (2.0)

Securities Available-for-Sale
[Billions of Dollars at End of Year]
Fixed Maturity Sec (Market)                    29.579    28.708    27.689    27.745    27.078    27.264
Fixed Maturity Sec (Adjusted Cost)             29.494    28.974    28.357    28.295    27.788    27.727

Equity Securities (Market)                      0.506     0.507     0.604     0.588     0.560     0.570
Equity Securities (Adjusted Cost)               0.385     0.414     0.482     0.475     0.446     0.450

% of Portfolio (Based on Market)
Treasuries and AAA                               25.5%     24.2%     22.8%     22.7%     22.1%     22.3%
AA or better                                     32.5%     31.1%     29.8%     29.5%     29.2%     29.4%
BB or less                                        7.0%      7.5%      8.0%      7.4%      8.2%      6.8%





Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]


For the Year Ended December 31                              1989      1990      1991      1992      1993
                                                        --------  --------  --------  --------  --------
Common Stock [1]

Highest Price                                             15.719    15.338    13.813    19.032    24.125
Lowest Price                                              10.688     7.688     9.500    12.625    17.344
Closing Price                                             15.219    10.750    13.688    18.500    21.750

Dividend Payout Ratio [2]                                   42.9%     63.4%     63.5%     38.9%     52.6%
Yield [3]                                                    4.3%      6.3%      5.3%      4.1%      3.8%

Preferred Stock Dividend (Millions)                       15.328     9.143    13.033    17.246    17.212

Debt: (End of Period)

Senior Debt Ratings
Duff & Phelps                                                                               AA       AA-
Moody's                                                                                     A2        A2
Standard and Poors                                                                          A+        A+

Claims Paying Ratings:
Lincoln Life - A.M. Best                                                                    A+        A+
Lincoln Life - Duff & Phelps                                                               AAA       AAA
Lincoln Life - Moody's                                                                      A1        A1
Lincoln Life - Standard & Poors                                                            AA-       AA-
First Penn - A.M. Best*                                                                      A        A+
First Penn - Moody's
First Penn - Standard & Poors*                                                             AA-       AA-
LLA of New York - A.M. Best*
LLA of New York - Duff and Phelps*
LLA of New York - Moody's
LLA of New York - Standard & Poors*

Ratios
Debt to Total Capitalization [4]                                                          25.7%     21.1%
Debt to Equity [4]                                                                        34.7%     26.7%




For the Year Ended December 31                    1994      1995      1996      1997      1998      1999
                                              --------  --------  --------  --------  --------  --------
Common Stock [1]

Highest Price                                   22.188    26.875    28.500    39.063    49.438    57.500
Lowest Price                                    17.313    17.313    20.375    24.500    33.500    36.000
Closing Price                                   17.500    26.875    26.250    39.063    40.907    40.000

Dividend Payout Ratio [2]                         51.0%     39.7%     38.2%     22.8%     43.9%     50.5%
Yield [3]                                          4.9%      3.4%      3.7%      2.7%      2.7%      2.9%

Preferred Stock Dividend (Millions)             17.119     8.644     0.112     0.106     0.100     0.089

Debt: (End of Period)

Senior Debt Ratings
Duff & Phelps                                      AA-       AA-       AA-       AA-        A+        A+
Moody's                                             A1        A2        A2        A2        A2        A2
Standard and Poors                                  A+         A         A         A        A-        A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                            A+        A+        A+        A+         A         A
Lincoln Life - Duff & Phelps                       AAA       AA+       AA+       AA+       AA+       AA+
Lincoln Life - Moody's                             Aa3       Aa3       Aa3       Aa3       Aa3       Aa3
Lincoln Life - Standard & Poors                    AA-       AA-       AA-       AA-       AA-       AA-
First Penn - A.M. Best*                             A+        A+        A+        A+         A         A
First Penn - Moody's                                                              A1        A1        A1
First Penn - Standard & Poors*                     AA-       AA-       AA-       AA-       AA-       AA-
LLA of New York - A.M. Best*                                            A+        A+         A         A
LLA of New York - Duff and Phelps*                                               AA+       AA+       AA+
LLA of New York - Moody's                                               A1        A1        A1        A1
LLA of New York - Standard & Poors*                                    AA-       AA-       AA-       AA-

Ratios
Debt to Total Capitalization [4]                  19.9%     22.8%     18.8%     17.0%     21.2%     23.2%
Debt to Equity [4]                                24.9%     29.5%     23.1%     20.5%     26.9%     30.3%

                                                   Dec       Mar       Jun       Sep       Dec       Mar
For the Quarter Ended                             1997      1998      1998      1998      1998      1999
                                              --------  --------  --------  --------  --------  --------
Common Stock:
Highest Price                                   39.065    43.250    47.063    49.438    43.344    50.250
Lowest Price                                    32.315    36.125    41.844    41.125    33.500    39.281
Closing Price                                   39.065    42.625    45.688    41.125    40.906    49.438


Yield [3]                                          2.7%      2.4%      2.3%      2.5%      2.7%      2.2%

Preferred Stock Dividend                         0.027     0.026     0.026     0.026     0.023     0.024
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best
Duff & Phelps                                      AA-       AA-       AA-        A+        A+        A+
Moody's                                             A2        A2        A2        A2        A2        A2
Standard and Poors                                   A         A        A-        A-        A-        A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                            A+        A+        A+        A+         A         A
Lincoln Life - Duff & Phelps                       AA+       AA+       AA+       AA+       AA+       AA+
Lincoln Life - Moody's                             Aa3       Aa3       Aa3       Aa3       Aa3       Aa3
Lincoln Life - Standard & Poors                    AA-       AA-       AA-       AA-       AA-       AA-
First Penn - A.M. Best*                             A+        A+        A+        A+         A         A
First Penn - Moody's                                A1        A1        A1        A1        A1        A1
First Penn - Standard & Poors*                     AA-       AA-       AA-       AA-       AA-       AA-
LLA of New York - A.M. Best*                        A+        A+        A+        A+         A         A
LLA of New York - Duff and Phelps*                 AA+       AA+       AA+       AA+       AA+       AA+
LLA of New York - Moody's                           A1        A1        A1        A1        A1        A1
LLA of New York - Standard & Poors*                AA-       AA-       AA-       AA-       AA-       AA-

Ratios
Debt to Total Capitalization [4]                  17.0%     22.0%     20.5%     21.9%     21.2%     20.7%
Debt to Equity [4]                                20.5%     28.2%     25.8%     28.1%     26.9%     26.2%


                                                   Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                             1999      1999      1999      2000      2000      2000
                                              --------  --------  --------  --------  --------  --------
Common Stock:
Highest Price                                   53.438    57.500    48.313    41.375    40.063    56.375
Lowest Price                                    45.688    36.000    36.500    22.625    29.000    35.625
Closing Price                                   52.313    37.563    40.000    33.500    36.125    48.125


Yield [3]                                          2.1%      2.9%      2.9%      3.5%      3.2%      2.4%

Preferred Stock Dividend                         0.024     0.027     0.014     0.022     0.022     0.021
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                                                              a
Duff & Phelps                                       A+        A+        A+        A+        A+        A+
Moody's                                             A2        A2        A2        A2        A2        A3
Standard and Poors                                  A-        A-        A-        A-        A-        A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                             A         A         A         A         A         A
Lincoln Life - Duff & Phelps                       AA+       AA+       AA+       AA+       AA+       AA+
Lincoln Life - Moody's                             Aa3       Aa3       Aa3       Aa3       Aa3       Aa3
Lincoln Life - Standard & Poors                    AA-       AA-       AA-       AA-       AA-       AA-
First Penn - A.M. Best*                              A         A         A         A         A         A
First Penn - Moody's                                A1        A1        A1        A1        A1        A1
First Penn - Standard & Poors*                     AA-       AA-       AA-       AA-       AA-       AA-
LLA of New York - A.M. Best*                         A         A         A         A         A         A
LLA of New York - Duff and Phelps*                 AA+       AA+       AA+       AA+       AA+       AA+
LLA of New York - Moody's                           A1        A1        A1        A1        A1        A1
LLA of New York - Standard & Poors*                AA-       AA-       AA-       AA-       AA-       AA-

Ratios
Debt to Total Capitalization [4]                  22.0%     22.0%     23.2%     23.3%     21.8%     21.2%
Debt to Equity [4]                                28.2%     28.3%     30.3%     30.4%     28.0%     27.0%

*    Rating based on affiliation with Lincoln Life

[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost. Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital:

    In order to accommodate the various perspectives, LNC presents three separate Return on Equity numbers on pages 2 and 3 of this Statistical Report. "Net Income Divided by Average Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains on the sale of investments or subsidiaries during one period and the planned generation of losses in another period for purposes of recovering Federal Taxes previously paid. "Income from Operations Divided by Average Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.
    "Adjusted Income from Operations Divided by Adjusted Shareholders' Equity" amortizes: 1) realized security gains on investments 2) unrealized gains on equity securities over approximately five years and eliminates amortization of goodwill related to acquisitions.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense) by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.